[LOGO OF Paydenfunds]




             (P)ANNUAL REPORT  OCTOBER 31,2000







                                               (F)

Contents
    ------------------------------------------------------------------------

     .          Chairman's Letter
     i          Management Discussion and Analysis
     1          Portfolio Highlights and Investments
     51         Statements of Cash Flows
     52         Statements of Assets and Liabilities
     56         Statements of Operations
     60         Statements of Changes in Net Assets
     68         Notes to Financial Statements
     76         Financial Highlights
     91         Independent Auditors' Report
     92         Trustees and Officers

                                                                   Annual Report

Dear Shareholders
    ---------------------------------------------------------------------------
Welcome to the Paydenfunds!
         As you can see, we have adopted a fresh, new look that symbolizes our renewed pledge to earn and keep your trust. To be "The Investor's Advocate" is what we strive for everyday.

Advocate [n.]--(1) one that pleads the cause of another; (2) one that defends or maintains a cause or proposal

  What this means to you is that we will maintain the breadth of our low expense mutual fund offerings, adhere to our disciplined investment process and continue to produce publications and other educational materials that are of value to your needs. We are proud of our fund offerings and our service standards, but in the end, we know that our shareholders are the reason why we are so successful. Your objective is to grow your money wisely and ours is to help you attain that goal.

  With each passing year, we are more energized by the changes around us. We are constantly shown the delicate balance of our world markets, which leads us to adhere to the successful implementation of our investment process and risk management in our funds. On the other hand, the constant consolidation of our industry reinforces why we value our independence and how we need to continue with our forward progress for our shareholders.

  In the past, asset allocation not only looked at separate asset classes but also at U.S. vs. non-U.S. exposure. New wisdom has shown that investors need to see sectors and industries on a more global basis. Certainly, the fact that world equity markets have been so volatile while bond markets strengthened justifies the need for a global asset allocation plan for any investment portfolio. Our Global Balanced, European Aggressive Growth, Global Fixed Income, Emerging Markets Bond, and World Target Twenty funds are great tools to help you diversify your investments on a global scale.

  The euro continues to be a major story of this year, and despite the fact that the currency has continued to falter, we still look to Europe as a promising investment. Its growth prospects, which are in part driven by corporate tax reform and deregulation of its capital markets, still make the region a good bargain. In fact, our European Aggressive Growth Fund was featured in the Business/Your Money section of the October 1, 2000 edition of The Washington Post as evidence of this same fact!

                             [LOGO OF PAYDENFUNDS]
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  As we march forward in the twenty-first century, we feel a renewed sense of pride in our accomplishments and our continued obligation to strive for excellence. Our Funds have performed well despite a rather uncertain year. We will do more to earn and keep your trust as your single source for educated investing and personal service. To that end, please visit our new website, which is dedicated solely to the interests of our mutual fund shareholders:

                              www.paydenfunds.com

  The site will be one more way for you to access our expertise and research publications and, more importantly, your account with the convenience you deserve. We hope you like our new look, and we certainly hope that you see all of us here at Paydenfunds as "The Investor's Advocate."

As always, we work for you,

/s/ Joan A. Payden
Joan A. Payden
Chairman & CEO
Payden & Rygel Investment Group

Management Discussion and Analysis

Short Duration Strategies

Assets of the Bunker Hill Money Market Fund more than doubled during the year to approximately $200 million. The Fund maintained its strategy of holding a relatively long average maturity of 70 to 80 days and was able to earn a return of 6.06% for the fiscal year, which placed the fund 23rd out of 367 funds tracked in Lipper's Money Market Funds category. For the year ended 9/30/00, the Fund posted a total return of 5.96%, placing it 17th of 362 funds in the same peer group.

The Limited Maturity Fund strives to earn more than what is available from money market funds while holding a relatively stable share price. The Fund ended the year with a net asset value of $9.97, and returned 6.24%. The portfolio consists primarily of investment grade corporate and asset-backed securities that mature in 18 months or less.

The Short Bond Fund takes advantage of opportunities in the high quality asset-backed sector and concentrated on the two-year sector of the yield curve. These strategies contributed to the Fund's top decile ranking of 110 funds in Lipper's Short Investment Grade Debt Funds universe for the twelve months ending 10/31/00. The Fund's return of 6.61% also topped the benchmark return of 6.06%.

An overweight of U.S. agency securities and well-structured mortgages helped the U.S. Government Fund maintain its solid performance. The Fund returned 6.33% for the fiscal year, which placed it in the top 10% of the 94 funds that comprise the Lipper Short-Intermediate U.S. Government Funds Index. Likewise, our GNMA Fund has performed solidly, posting a total return of 7.79% for the same period, which places it in the top 10% of 54 funds and 4th out of 54 funds for the year ended 9/30/00 in Lipper's GNMA Funds universe.

Core Bond and Intermediate Maturity Strategies

It is amazing to reflect that it was just one year ago that the world was bracing for Y2K. That passed with a yawn, and investors were able to refocus on the fundamental and technical factors that typically drive markets. The year 2000, however, has unfolded to be anything but typical. The Fed Funds target rate was increased from 5.25% to 6.50%, putting the brakes on a very robust economy. At the same time, the Treasury announced an unprecedented "buy-back" program to retire outstanding treasuries in light of budget surpluses. Then, the credit status of government sponsored agencies such as Fannie Mae and Freddie Mac was questioned after there was talk of pulling back the level of government sponsorship and support. As a backdrop to these events, Wall Street is shrinking further with waves of consolidations. It is imperative that investors are cognizant of liquidity requirements and structure their portfolios to match cash flow needs.

With the Fed increasing the Fed Funds target by 1.25%, it is not surprising that short maturity rates, such as money market securities, also rose by a similar amount. Yields for Treasury securities ranging from two year maturities and longer, however, did not increase in a similar fashion, and this has led to an inversion of the yield curve, where longer maturities have lower yields than shorter maturities. The two-year Treasury rose 8 basis points to 5.92% over the twelve month period ending October 31, 2000, while the 30 year Treasury ended 39 basis points lower at 5.79%. This was good news for longer portfolios, which benefited from the interest rate declines. The Investment Quality Bond Fund returned 5.74% for the twelve months ending October 31, 2000, and the Total Return Fund earned 5.60%. Both of these funds are well diversified across several fixed income sectors including Treasuries, Agencies, Corporates, and Mortgage-backed securities. In addition, the Total Return fund has weightings in non-dollar, high yield, and emerging markets securities. These additional sectors should provide higher returns over time due to their yield advantage.

Management Discussion and Analsys

Global Strategies

The economic environment has been good for global bonds in the last twelve months. Yields began the fiscal year at a high level relative to the previous year, which ensured bond returns would be well supported from higher income levels. In addition, with economic data suggesting global growth peaked in the early summer, bond yields have fallen modestly as concerns about rising inflation are lessened. As yields drop, bond prices increase with the value of future coupon payments. This resulted in a total return for the Global Fixed Income Fund of 6.96% in the twelve-month period ending October 31, 2000. The Global Short Bond Fund returned 5.93% over the same period. We are pleased that the Global Fixed Income Fund earned ***** Morningstar ratings out of 2,154 funds in their Taxable Bond category for the five-year period ended 9/30/00 and 10/31/00./1/

On a currency-hedged basis government bonds in the various developed markets had similar performance. The U.S. treasury market did outpace its counterparts in Europe and Japan modestly as the debt buy-back program and the sell-off in the corporate bond market increased the demand for treasuries. We held an overweight position in the U.S. portion of the Funds during the year to capitalize on this technical factor.

The strength of the U.S. dollar has resulted in negative returns for many global-bond funds. We have, however, maintained our currency-hedged position over the entire period, protecting the funds from the depreciation in the euro, the British pound, and the Australian and New Zealand dollars.

High Yield Strategies

Over the past year, the high yield bond market has been suffering through a period of substantial volatility. Equity market weakness, rising defaults, and concern over future growth has resulted in poor investor sentiment. Outflows from high yield mutual funds have been steady over the course of the year, and the issuance of collateralized debt obligations backed by high yield bonds have fallen.

One of the primary factors weighing down the high yield market was the continuing volatility in the NASDAQ. The lack of an interest rate increase by the Federal Reserve on August 22nd and the neutral bias did give a temporary boost to the high yield market, albeit the bounce was short-lived as the markets become more focused on rising fuel prices and their impact on the economy and high yield credits. The continuing weakness in the euro currency and negative earnings surprises (e.g. Intel) also continued to depress the high yield market as uncertainty will not lead to renewed inflows into high yield mutual funds.

The High Income Fund has been positioned defensively ahead of the sector's spread widening, and as a result, has outperformed the index and peer group by a significant margin for the year-to-date period. For the one-year period ended 10/31/00, the Fund returned 0.59%. We have underweighted the lower tier of the market, and have generally emphasized larger, more liquid issues. These positions have held up well as liquidity has fallen. Going forward, while we expect the volatility to continue, the general sell-off has presented opportunities to purchase solid credits at historically high yields. We view this as an opportunity and will use cash to make these purchases over the near term.
-------
/1/ (C)1999 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of September 30 and October 31, 2000, and are subject to change monthly. Specifically, they are calculated from the fund's 3-and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

Management's Discussion and Analysis continued

Emerging Markets Strategies

Over the last twelve months, emerging market credit trends have been largely positive. Interest spreads were also influenced by volatility in the U.S. equity markets and concern about the extent of a U.S. slowdown. Overall emerging market spreads tightened about 250 basis points over the last twelve months (although about 100 basis points of this was due to a technical change in the spread calculation of Soviet-era defaulted loans that were restructured into Russian eurobonds).

Rating agency trends on emerging market sovereigns during this period were overwhelmingly slanted toward upgrades. Russia was the top performer over the last twelve months, supported by improving macroeconomic and political trends, as well as good technicals as a result of the successful London Club restructuring of Soviet-era debt. Mexican assets performed well after Moody's upgrade to investment grade this year and a peaceful democratic presidential transition. Brazil also continued strong economic performance as inflation and interest rates declined, and IMF fiscal targets were met. The markets have become increasingly concerned, however, about Argentina and its prospects for economic recovery.

The strategy of the Emerging Markets Bond Fund during this period has been to overweight Russia and Central Europe, and overweight Latin American countries with improving fundamentals and upgrade potential such as Brazil and Mexico. Within Latin America, we have been underweight in Argentina due to growing concerns about the country's political fragility and external financing needs, and have avoided exposure to the Andean countries including Peru and Colombia. We have also underweighted Asia (due to limited relative value opportunities) and Africa. The Fund has returned 18.13% during the last twelve months, on par with J.P. Morgan's EMBI Global and outperforming the EMBI Global Constrained Indices.

Tax Exempt Bond Strategies

Municipal investors were rewarded for having the fortitude to weather the market's volatility in the beginning of the year and remaining steadfast to their investment objectives. The municipal market encountered many challenges during the course of the year, with the most notable: (1) Y2K, (2) the Federal Reserve's proactive posture toward inflationary pressures, and (3) the Treasury buy-back program.

The market assumed a "wait-and-see" approach in the first quarter as we entered the Year 2000. Once the New Year began and it became apparent that there were no lingering computer problems resulting from the date change, trading resumed as normal. All eyes focused on the Federal Reserve as they continued to take preemptive action to stem potential inflationary pressures. The Federal Reserve increased short-term rates on four occasions; the last of the increases occurred in May, with the Federal Funds Rate at 6.50%. While short-term rates were on the rise, long-term rates began to fall. Economic data suggested that the economy was heading toward a soft landing. In addition, the Treasury was using the budget surplus to buy back long-term Treasury bonds. This placed a premium on long bonds causing long-term interest rates to fall. The municipal yield curve followed the Treasury curve and flattened.

Management Discussion and Analysis

The Short Duration Tax Exempt Fund posted a 4.18% total return and the Tax Exempt Bond Fund posted 6.70% for the trailing one-year period ended 10/31/00. Out of 1,856 funds in the Municipal Bond category, the Short Duration Tax Exempt Fund earned a ***** Morningstar rating and the Tax Exempt Bond Fund earned a **** Morningstar rating for each of the one year periods ended 9/30/00 and 10/31/00. The Tax Exempt Bond Fund and the California Municipal Income Fund performed well due to their longer maturity orientation. We purchased long bonds throughout the year to take advantage of falling yields. Our allocation to bonds in the 4- to 5-year maturity range benefited the portfolio as yields fell. These portfolios have greater sensitivity to interest rate movements than the Short Duration Tax Exempt Fund, causing them to perform better in a declining interest rate environment. The California market outperformed other segments of the municipal market. The yield on intermediate California tax-exempt bonds fell by approximately 50 basis points. Heavy demand was met with limited supply in the California market, causing California tax-exempt bond yields to decline by more than any other state. As with the Tax Exempt Bond Fund, we purchased more long-term bonds than normal to increase the portfolio's sensitivity to declining interest rates. As a result, the California Municipal Income Fund was able to post a 7.68% total return for the year.

Equity Strategies

Stocks were mixed during this fiscal year. Although annual corporate profits were strong again, investors began to appreciate the high prices being paid for that growth. Consequently, the market price to earnings ratio contracted and the S&P 500 index gained only 6.1%. Leadership was more broadly based, with energy and healthcare adding to the usual gains in the technology sector. For the first time in several years, stocks characterized as a "value" style outperformed "growth" stocks. The S&P 500/BARRA Growth index advanced 2.1%, while the S&P 500/BARRA Value index rose 9.7%. Nearly one-half of the stocks in the S&P 500 index (231 stocks, or 46%) posted a negative return for the year ending October 31, 2000. The Market Return Fund returned 3.15% and the Growth & Income Fund returned 0.47% during that same period.

Small cap stocks soundly beat their large cap cousins. The Russell 2000 index gained 17.6%, or nearly 1150 basis points more than the S&P 500. We believe small cap stocks continue to have greater consensus forecast earnings growth at lower valuations than large cap stocks. In addition, they are an excellent diversifier as this past year so vividly demonstrated. Our Small Cap Leaders Fund returned 16.48% since its inception on 12/20/99, while our U.S. Growth Leaders Fund posted a total return of 9.75% for the trailing one-year period ended 10/31/00.

European stocks strongly outpaced U.S. stocks in local currency terms. The Dow Jones Europe STOXX index rose 25.5% on the continued strength and restructuring of the European economy. The new currency, the euro, did not fare as well; therefore, in U.S. dollar terms, the Dow Jones Europe STOXX index only advanced 2.5%. The European Growth & Income Fund returned -32.13% for the one-year period ended 10/31/00. The World Target Twenty Fund has had a rough start since its inception on March 31, 2000, and returned -16.22% since its inception. Based on its 12-month total return of 48.83%, however, the European Aggressive Growth Fund outperformed its benchmark by an impressive 34.77%.
-------
/2/ (C)1999 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of September 30 and October 31, 2000, and are subject to change monthly. Specifically, they are calculated from the fund's 3- and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

Management Discussion and Analysis continued

Likewise, our Global Balanced Fund posted a total return of 4.08% for the same period, earning a **** Morningstar rating of 1,208 funds in Morningstar's International Equity category for each of the one year periods ended 9/30/00 and 10/31/00./3/ We continue to believe that European stocks offer outstanding opportunities for return and diversification.

-------
/3/ (C)1999 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of September 30 and October 31, 2000, and are subject to change monthly. Specifically, they are calculated from the fund's 3- and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

Portfolio Highlights & Investments
--------------------------------------------------------------------------------
This section includes unaudited Country Allocation, Portfolio Composition tables, and audited Schedules of Portfolio Investments. In the case of the Group's fixed income Funds, these tables are designed to identify the country or type of security where a Fund is exposed to changes in interest rates. In the case of the Group's equity Funds, these tables are designed to identify the holdings and industries of each Fund. In either case, if a Fund makes use of futures, options or forward currency contracts, the tables and Schedules of Investments include the effect of those contracts. Unless indicated otherwise, information in this section is as of October 31, 2000.

                                                               Annual Report

Global Short Bond Fund
Unaudited

The objective of the Global Short Bond Fund is to realize a high level of total return consistent with preservation of capital. The Fund invests primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securities. The Fund also has substantial investments in foreign currency con-tracts. The Fund's maximum average portfolio maturity (on a dollar-weighted ba-sis) is three years.

Country Allocation

------------------
Euroland       29%
U.S.           22%
Great Britain  20%
New Zealand    11%
Canada          9%
Japan           5%
Sweden          4%
------------------

Credit Quality

--------
AAA  80%
AA   19%
A     1%
BBB   0%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 5.93%
Three Year, 5.43%
Since 9/18/96, 5.95%


    Statistics

    ------------------------------------
     Net Assets (in millions)     $154.0
     Number of Issues                 23
     Average Maturity          1.8 years
     SEC Yield                     4.62%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Canada (Canadian Dollar) (9%)
 10,630,000 Canadian Government
            Bond, 5.25%, 9/1/03    $  6,852.4
 11,050,000 Canadian Government
            Note, 5.50%, 9/1/02       7,194.9
                                   ----------
            Canada                   14,047.3
 Germany (Euro) (15%)
  8,000,000 Allgemeine Hypobk
            AG, 4.25%, 6/25/01        6,732.7
  5,300,000 Depfa Pfandbrief
            Bank,
            5.25%, 12/14/01           4,488.6
  6,800,000 German Government
            Bond,
            4.75%, 11/20/01           5,740.2
  4,000,000 Rheinische Hypo Bank
            AG, 4.50%, 8/26/03        3,310.2
  2,680,000 Treuhandanstalt,
            6.50%, 4/23/03            2,338.9
                                   ----------
            Germany                  22,610.6
 Great Britain (British Pound)
 (20%)
  8,070,000 UK Treasury Note,
            6.50%, 12/7/03           11,972.6
 12,950,000 UK Treasury Note,
            7.00%, 6/7/02            19,144.9
                                   ----------
            Great Britain            31,117.5

--------------------------------------------------------------------------------

 Principal         Security
 or Shares       Description      Value (000)
---------------------------------------------
 Italy (Euro) (9%)
   7,000,000 Italian Government
             BTP, 6.25%, 3/1/02   $  6,009.6
 715,000,000 Italian Government
             Bond,
             5.13%, 7/29/03
             (Japanese Yen)          7,349.8
                                  ----------
             Italy                  13,359.4

 Netherlands (Euro) (2%)
   3,100,000 Netherlands
             Government Bond,
             8.50%, 3/15/01          2,656.7

 New Zealand (New Zealand Dollar)
 (11%)
  25,910,000 New Zealand
             Government Bond,
             5.50%, 4/15/03         10,022.2
  15,500,000 New Zealand
             Government Bond,
             10.00%, 3/15/02         6,415.8
                                  ----------
             New Zealand            16,438.0

 Spain (Euro) (3%)
   4,100,000 Spanish Government
             Bond,
             5.00%, 1/31/01          3,473.0
   2,300,000 Spanish Government
             Bond,
             4.25%, 7/30/02          1,918.6
                                  ----------
             Spain                   5,391.6


  Paydenfunds

Global Short Bond Fund
Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal         Security
 or Shares       Description        Value (000)
-----------------------------------------------
 Supranational (Japanese Yen)
 (5%)
 738,000,000 IBRD-World Bank
             EuroYen, 4.50%,
             3/20/03                $  7,398.3

 Sweden (Swedish Krona) (4%)
  67,400,000 Swedish Government
             Bond,
             5.50%, 4/12/02            6,823.1


 United States (United States
 Dollar) (12%)
   2,000,000 GMAC,
             5.50%, 2/2/05 (Euro)      1,659.1
   4,900,000 U.S. Treasury Note,
             4.25%, 11/15/03           4,678.3
   2,600,000 U.S. Treasury Note,
             5.75%, 8/15/03            2,590.3
   9,240,000 U.S. Treasury Note,
             7.50%, 2/15/05            9,804.8
                                    ----------
             United States            18,732.5

 Investment Companies (0%)
     615,393 Bunker Hill Money
             Market Fund *               615.4
                                    ----------

 Total (Cost - $150,182.2) (a)
 (90%)                               139,190.4

 Other Assets, net of Liabilities
 (10%)                                14,841.0
                                    ----------
 Net Assets (100%)                  $154,031.4
                                    ==========

* Affiliated Investment

(a) For federal income tax purposes, cost is $150,194,597 and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation  $    737,440
   Unrealized depreciation   (11,741,603)
                            ------------
   Net unrealized
    depreciation            $(11,004,163)
                            ============

Open Forward Currency Contracts

                                                                  Unrealized
Delivery                              Contract     Contract      Appreciation
Date           Currency                Price        Value       (Depreciation)
------------------------------------------------------------------------------
Assets:
11/30/00       British
               Pound (sell)             0.6587   $ 26,901,618     $1,161,954
11/30/00       British
               Pound (sell)             0.6877      1,454,040          1,463
11/30/00       Canadian
               Dollar (sell)            1.4637      7,645,009        311,055
11/30/00       Canadian
               Dollar (sell)            1.5100      7,006,623         72,464
11/30/00       Euro (sell)              1.0404     16,368,214      1,914,853
11/30/00       Euro (sell)              1.0582     24,569,350      2,503,150
11/30/00       Euro (sell)              1.1396      2,895,684         94,974
11/30/00       Japanese
               Yen (sell)             108.3280     14,973,045         34,063
11/30/00       New Zealand
               Dollar (sell)            2.1691      7,786,628      1,089,405
11/30/00       New Zealand
               Dollar (sell)            2.4918      9,912,604        118,560
11/30/00       Swedish
               Krona (sell)             8.8542      7,878,747        895,554
                                                 ------------     ----------
                                                 $127,391,562     $8,197,495
                                                 ============     ==========
Liabilities:
11/30/00       British Pound (sell)     0.7023   $  4,720,229     $  (95,064)
                                                 ============     ==========

                       See notes to financial statements.

                                                               Annual Report

Global Fixed Income Fund

Unaudited

The objective of the Global Fixed Income Fund is to realize a high level of to-tal return consistent with preservation of capital. The Fund invests primarily in investment grade U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securities. The Global Fixed Income Fund invests in se-curities payable in U.S. dollars and foreign currencies.

Country Allocation

-------------------
U.S.            44%
Euroland        24%
Japan           17%
United Kingdom  10%
Canada           2%
Other            3%
-------------------

Credit Quality

--------
AAA  71%
AA   16%
A    11%
BBB   2%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 6.96%
Three Year, 6.34%
Five Year, 7.04%
Since 9/1/92, 7.32%


   Statistics

   ------------------------------------
    Net Assets (in millions)     $523.4
    Number of Issues                 48
    Average Maturity          8.9 years
    SEC Yield                     4.36%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal          Security
 or Shares        Description      Value (000)
----------------------------------------------
 Austria (Japanese Yen) (4%)
 2,370,000,000 Oesterreich
               Kontrollbank,
               1.80%, 3/22/10      $ 21,745.5

 Belgium (Euro) (2%)
    10,980,000 Belgium
               Government Bond,
               5.75%, 9/28/10         9,424.7
     2,700,000 Belgium
               Government Bond,
               9.00%, 3/28/03         2,477.9
                                   ----------
               Belgium               11,902.6

 Canada (Canadian Dollar) (2%)
     7,400,000 Canada Government
               Bond,
               5.50%, 6/1/10          4,748.9
     6,500,000 Canadian
               Government Note,
               8.75%, 12/1/05         4,790.3
                                   ----------
               Canada                 9,539.2

 France (Euro) (4%)
    24,380,000 France Government
               Bond,
               5.50%, 10/25/07       20,953.4

 Germany (Euro) (12%)
     5,450,000 Bundes Republic
               Deutschland,
               5.25%, 1/4/08          4,630.9
     4,000,000 Bundesobligation,
               5.00%, 8/20/01         3,385.8

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description       Value (000)
--------------------------------------------------
 11,800,000 Bundes Republic
            Deutschland, 5.25%,
            1/4/11                     $ 10,024.5
 14,560,000 Bundesschatzanweisungen,
            4.00%, 12/14/01              12,192.1
 10,800,000 Deutsche
            Ausgleichsbank,
            4.00%, 7/4/09                 8,129.3
 24,700,000 Deutschland
            Republic,
            5.63%, 1/4/28                20,872.5
  4,460,000 Treuhandanstalt,
            6.50%, 4/23/03                3,892.3
                                       ----------
            Germany                      63,127.4

 Great Britain (British Pound)
 (9%)
  5,000,000 Standard Chartered
            Bank, 5.38%, 5/6/09
            (Euro)                        3,840.8
  7,070,000 UK Treasury Note,
            7.25%, 12/7/07               11,350.2
  2,410,000 UK Treasury Note,
            7.00%, 6/7/02                 3,562.9
  6,380,000 UK Treasury Note,
            8.50%, 12/7/05               10,454.6
  6,350,000 UK Treasury Note,
            5.00%, 6/7/04                 9,025.3
  1,260,000 UK Treasury Note,
            5.75%, 12/7/09                1,907.4


  Paydenfunds

Global Fixed Income Fund
Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal          Security
 or Shares        Description      Value (000)
----------------------------------------------
     4,660,000 UK Treasury Note,
               8.00%, 6/7/21        $ 9,624.1
                                    ---------
               Great Britain         49,765.3

 Italy (Japanese Yen) (5%)
 2,120,000,000 Republic of
               Italy,
               3.75%, 6/8/05         21,830.1
   330,000,000 Republic of
               Italy,
               5.13%, 7/29/03         3,392.2
                                    ---------
               Italy                 25,222.3

 Netherlands (Euro) (5%)
    32,630,000 Netherlands
               Government Bond,
               5.75%, 2/15/07        28,356.3

 Poland (Polish Zloty) (2%)
    50,000,000 Poland Government
               Bond,
               8.50%, 2/12/05         8,415.4

 Spain (Japanese Yen) (4%)
 2,270,000,000 Kingdom of Spain,
               3.10%, 9/20/06        22,952.9

 Supranational (Japanese Yen)
 (4%)
 1,950,000,000 International
               Bank Recon &
               Develop,
               5.25%, 3/20/02        19,060.0

 Sweden (Swedish Krona) (1%)
    50,900,000 Swedish
               Government Bond,
               6.50%, 5/5/08          5,493.8

 United States (United States
 Dollar) (38%)
     6,000,000 AT&T Corp.,
               6.00%, 3/15/09         5,265.0
     8,050,000 Citibank Credit
               Card Master,
               4.50%, 8/25/06
               (Euro) (d)             6,566.8
     6,530,000 Daimler Chrysler
               Auto Trust,
               7.09%, 12/6/03         6,565.4
     5,000,000 Edison Mission
               Energy,
               7.73%, 6/15/09         4,781.3
     6,000,000 Electronic Data
               Systems,
               6.85%, 10/15/04        5,970.0
    10,844,619 FHR 2125,
               6.00%, 9/15/06        10,737.6
     2,600,000 First USA Credit
               Card Master
               Trust,
               6.42%, 3/17/05         2,588.8
     7,575,297 FNMA 98-11,
               6.00%, 2/18/21
               (Japanese Yen)         7,433.9
   930,000,000 FNMA,
               1.75%, 3/26/08         8,623.3
     9,650,000 Ford Credit Auto
               Owner Trust,
               7.24%, 2/15/04
               (Japanese Yen)         9,697.6
   800,000,000 Ford Motor Credit
               Co.,
               1.20%, 2/7/05          7,198.3
     8,050,000 GMAC Swift Trust
               99-1,
               5.00%, 1/18/05
               (Euro) (c)             6,620.7
     2,000,000 GMAC,
               5.50%, 2/2/05
               (Euro)                 1,659.1
     8,650,000 MBNA American
               Europe,
               4.38%. 8/19/04
               (Euro)                 7,013.8
    53,750,000 U.S. Treasury
               Bond,
               5.50%, 8/15/28
               (b)                   50,585.2
     2,800,000 U.S. Treasury
               Note,
               4.25%, 11/15/03        2,673.3

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 19,800,000 U.S. Treasury Note,
            5.75%, 8/15/10         $ 19,781.4
 16,350,000 U.S. Treasury Note,
            7.00%, 7/15/06           17,235.5
  9,400,000 U.S. Treasury Note,
            7.50%, 2/15/05            9,974.6
  6,000,000 Wells Fargo & Co.,
            6.63%, 7/15/04            5,917.5
                                   ----------
            United States           196,889.1

 Investment Companies (2%)
  9,792,101 Bunker Hill Money
            Market Fund *             9,792.1
                                   ----------
 Total (Cost - $522,493.2) (a)
 (94%)                              493,215.3

 Other Assets, net of Liabilities
 (6%)                                30,182.0
                                   ----------
 Net Assets (100%)                 $523,397.3
                                   ==========

 * Affiliated Investment

(a) For federal income tax purposes, cost is $522,595,495, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation  $  1,793,203
   Unrealized depreciation   (31,173,391)
                            ------------
   Net unrealized
    depreciation            $(29,380,188)
                            ============

(b) All or a portion of the security is held by the custodian in a segregated account.

(c) Certain conditions for public sale may exist.

(d) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements.

                                                               Annual Report

Global Fixed Income Fund continued

Open Futures Contracts

 Number of                         Expiration         Current           Unrealized
 Contracts     Contract Type          Date             Value          (Depreciation)
------------------------------------------------------------------------------------
 14            Japan 10 Year         Dec-00         $17,152,203          $(41,750)
                Bond Future

Open Forward Currency Contracts

                                                                          Unrealized
Delivery                             Contract         Contract           Appreciation
Date             Currency             Price             Value           (Depreciation)
--------------------------------------------------------------------------------------
Assets:
11/30/00         British
                 Pound (buy)           0.6905       $   5,503,160        $    16,633
11/30/00         British
                 Pound (sell)          0.6587          47,411,825          2,047,845
11/30/00         British
                 Pound (sell)          0.6835           1,901,900             13,550
11/30/00         Canadian
                 Dollar (sell)         1.4637           9,564,802            389,167
11/30/00         Canadian
                 Dollar (sell)         1.4790             486,815             14,925
11/30/00         Euro (sell)           1.0405          84,580,320          9,894,720
11/30/00         Euro (sell)           1.0582          65,439,519          6,667,044
11/30/00         Euro (sell)           1.1063           6,055,795            369,505
11/30/00         Euro (sell)           1.1451          15,055,864            424,276
11/30/00         Japanese
                 Yen (sell)          106.4240          48,485,304            960,551
11/30/00         Japanese
                 Yen (sell)          104.9000          57,340,324          1,940,831
11/30/00         Japanese
                 Yen (sell)          106.8000           2,808,989             45,922
11/30/00         Swedish
                 Krona (sell)          8.8542          22,581,374          2,566,759
11/30/00         Swedish
                 Krona (sell)          9.8371           1,474,019             22,524
                                                    -------------        -----------
                                                    $ 368,690,010        $25,374,252
                                                    =============        ===========
Liabilities:
11/30/00         British
                 Pound (sell)         0.69119       $5,063,595.00        $   (20,325)
11/30/00         Euro (buy)           1.14590           5,454,219           (149,844)
11/30/00         Euro (sell)          1.18648           5,495,252            (38,272)
11/27/00         Polish
                 Zloty (sell)         4.74970           8,779,502           (111,282)
11/30/00         Swedish Krona
                 (buy)               9.610000          16,472,425           (626,103)
                                                    -------------        -----------
                                                    $  41,264,993        $  (945,826)
                                                    =============        ===========

                       See notes to financial statements.

  Paydenfunds

Emerging Markets Bond Fund

Unaudited

The objective of the Emerging Markets Bond Fund is to realize a high level of total return consistent with preservation of capital. The Fund invests at least 75% of its total assets in debt securities issued by governments, agencies and instrumentalities of emerging market countries, and corporations organized or headquartered in emerging market countries. Substantially all of these securi-ties are rated below investment grade.

Country Allocation

------------------
Brazil         21%
Mexico         16%
Russia         14%
United States  12%
Argentina       7%
Korea           7%
Bulgaria        5%
Venezuela       5%
Philippines     3%
Panama          3%
Morocco         2%
Slovakia        2%
South Africa    2%
Other           1%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 18.13%
Since 12/17/98, 16.62%


   Statistics

   -----------------------------------
    Net Assets (in millions)     $49.3
    Number of Issues                30
    Average Maturity          14 years
    SEC Yield                   10.64%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Argentina (8%)
 1,000,000 Argentina Government
           Bond,
           11.75%, 4/7/09           $   872.5
 1,260,000 Argentina Government
           Bond,
           7.375%, 3/31/05            1,102.5
 1,150,000 Cablevision,
           13.75%, 4/30/07 (b)          908.5
 1,050,000 Multicanal SA,
           13.125%, 4/15/09 (b)         913.5
                                    ---------
           Argentina                  3,797.0
 Brazil (22%)
 6,464,903 Brazil C-Bond,
           8.00%, 4/15/14             4,827.7
 2,860,000 Brazil Government
           Bond,
           7.63%, 4/15/06             2,602.6
 3,000,000 Brazil Government
           Bond,
           11.00%, 8/17/40            2,280.0
 1,250,000 Globo Communicacoes,
           10.50%, 12/20/06 (c)       1,084.4
                                    ---------
           Brazil                    10,794.7

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Bulgaria (5%)
 3,250,000 Bulgaria Government
           Bond,
           3.00%, 7/28/12          $  2,327.8
                                   ----------
           Bulgaria                   2,327.8
 Mexico (17%)
 1,750,000 Innova SA,
           12.88%, 4/1/07             1,581.6
 1,500,000 Pemex,
           9.13%, 10/13/10            1,455.0
 1,750,000 San Luis Corporation
           SA,
           8.88%, 3/18/08 (c)         1,601.2
 1,750,000 United Mexican
           States,
           6.25%, 12/31/19            1,540.0
 2,000,000 United Mexican
           States,
           9.88%, 2/1/10              2,080.0
                                   ----------
           Mexico                     8,257.8
 Morocco (2%)
 1,250,000 Morocco Government
           Bond,
           7.75%, 1/1/09              1,086.8
                                   ----------
           Morocco                    1,086.8


                                                               Annual Report

Emerging Markets Bond Fund continued

Schedule of Investments - October 31, 2000
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Panama (3%)
 1,500,000 Panama Government
           Bond,
           10.75%, 5/15/20          $ 1,459.5
                                    ---------
           Panama                     1,459.5
 Philippines (3%)
 1,500,000 Philippines
           Government Bond,
           9.88%, 1/15/19             1,117.5
   600,000 Philippines Long
           Distance,
           10.50%, 4/15/09              510.0
                                    ---------
           Philippines                1,627.5
 Russia (14%)
 1,250,000 Russian Federation,
           11.75%, 6/10/03 (c)        1,196.9
 2,750,000 Russian Federation,
           10.00%, 6/26/07 (c)        2,059.1
 2,500,000 Russian Federation,
           12.75%, 6/24/28 (c)        2,109.4
 4,700,000 Russian Federation,
           2.50%, 3/31/30 (c)         1,750.8
                                    ---------
           Russia                     7,116.2
 Slovakia (2%)
 1,000,000 Eurotel,
           11.25%, 3/30/07 (b)          783.9
                                    ---------
           Slovakia                     783.9
 South Africa (2%)
 1,100,000 South African
           Government Bond,
           9.13%, 5/19/09             1,072.5
                                    ---------
           South Africa               1,072.5
 South Korea (7%)
 1,750,000 Cho Hung Bank
           11.50%, 4/1/10 (b)         1,673.4
 1,750,000 Hanvit Bank,
           11.75%, 3/1/10 (b)         1,677.8
                                    ---------
           South Korea                3,351.2
 Turkey (1%)
   625,000 Turkey Government
           Bond,
           12.38%, 6/15/09              628.1
                                    ---------
           Turkey                       628.1
 United States (10%)
 5,000,000 FHLMC,
           6.43%, 11/03/00            4,998.2
                                    ---------
           United States              4,998.2


-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Venezuela (6%)
 3,404,726 Venezuela Government
           Bond FLIRB, 7.63%,
           3/31/07                  $ 2,808.9
                                    ---------
           Venezuela                  2,808.9
 Investment Companies (2%)
   965,313 Bunker Hill Money
           Market Fund*                 965.3
                                    ---------
 Total (Cost - $52,288.6) (a)
 (104%)                              51,075.4
 Liabilities in excess of Other
 Assets (-4%)                        (1,813.2)
                                    ---------
 Net Assets (100%)                  $49,262.2
                                    =========

* Affiliated Investment

(a) For federal income tax purposes, cost is $52,298,885, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation      $   429,927
   Unrealized depreciation       (1,653,406)
                                -----------
   Net unrealized depreciation  $(1,223,479)
                                ===========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Certain conditions for public sale may exist.

FLIRB: Front Loaded Interest Reduction Bond
IAN: Interest Arrears Note

Open Forward Currency Contracts

 Delivery                   Contract Contract   Unrealized
 Date           Currency     Price    Value   (Depreciation)
------------------------------------------------------------
 Liabilities:
 11/30/00     Euro (sell)   1.20795  $778,179    $(19,599)

                      See notes to financial statements.

  Paydenfunds

Global Balanced Fund

Unaudited

The objective of the Global Balanced Fund is to realize long-term capital ap-preciation. The Fund divides the investment of its assets between a common stock portfolio and an investment grade debt securities portfolio. The invest-ment process includes allocation decisions between debt securities and common stocks, between U.S. issuers and foreign issuers, and between securities pay-able in U.S. dollars and in foreign currencies. The Fund may invest up to 20% of its assets in emerging markets countries.

Top Equity Holdings

------------------------
Vodafone Group PLC  2.1%
Ing Group NV        1.7%
BP Amoco PLC        1.4%
Nokia Oyj-A         1.2%
HSBC Holdings PLC   1.1%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 4.08%
Three Year, 9.26%
Since 12/9/96, 9.62%


    Statistics

    ----------------------------------
     Net Assets (in
      millions)                  $10.0
     Number of Issues               90
     Average Market Cap
      (Equity)           $42.9 Billion


Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Common Stocks (50%)
 Basic Materials (3%)
   1,000   Acerinox SA              $  27.8
   1,300   BASF AG                     51.1
     810   Degussa-Huels AG            21.7
     800   Heidelberger Zement
           AG                          38.1
     710   Preussag                    23.1
   2,480   Rio Tinto PLC               40.2
   1,230   Upm-Kymmene Oyj             34.8
     960   Vinci                       48.2
                                    -------
           Basic Materials            285.0

 Capital Goods (1%)
     430   ABB LTD                     38.2
   1,200   Man AG                      31.6
     450   Siemens AG                  57.2
                                    -------
           Capital Goods              127.0
 Communication Services (8%)
   1,550   Alcatel                     94.4
   2,470   British Telecom PLC         29.0
   2,000   Cable & Wireless PLC        28.3
   7,160   Ericsson LM-B               95.1
   1,600   Mediaset SpA                23.1

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   2,920   Nokia Oyj                 $ 120.0
   1,450   Pearson PLC                  38.9
   1,800   Reuters Group PLC            35.1
   1,240   Sonera Oyj                   27.3
   6,210   Telecom Italia Mobile
           SpA                          52.7
   3,800   Telefonica SA (b)            72.4
     610   VNU NV                       28.7
  49,074   Vodafone Group PLC          204.3
                                     -------
           Communication
           Services                    849.3

 Consumer Cyclicals (2%)
     600   Accor SA                     24.3
      10   CIE Financiere
           Richmont AG                  27.8
   1,000   Deutsche Lufthansa -
           Reg                          19.7
   1,600   Electrolux                   20.1
   1,820   KarstadtQuelle AG            59.8
                                     -------
           Consumer Cyclicals          151.7

 Consumer Non-Cyclicals (5%)
     400   Aventis SA                   28.8
   5,500   Diageo PLC                   52.0
   3,310   Glaxo Wellcome PLC           95.3
   4,075   Granada Compass PLC
           (b)                          35.1
     300   Groupe Danone                41.9


                                                               Annual Report

Global Balanced Fund Continued


Schedule of Investments - October 31, 2000
-------------------------------------------------------------------------------

 Principal     Security
 or Shares    Description      Value (000)
----------------------------------------------
      33   Nestle               $   68.4
      40   Novartis AG              60.7
       5   Roche Holding AG         45.7
   1,030   Sanofi-
           Synthelabo SA            54.1
     450   Vivendi                  32.3
                                --------
           Consumer Non-
           Cyclicals               514.3

 Diversified (14%)
   9,120   Invensys PLC             21.8
   2,400   S & P 500
           Depository
           Receipt                 343.1
  11,400   S&P MidCap
           Depository
           Receipt               1,083.0
                                --------
           Diversified           1,447.9

 Energy (3%)
  16,326   BP Amoco PLC            138.5
   1,600   Repsol YPF, SA           25.4
     600   Royal Dutch
           Petroleum                35.5
   9,100   Shell
           Transporting &
           Trading Co. PLC          73.3
     565   Total Fina SA            80.7
                                --------
           Energy                  353.4

 Financials (10%)
   1,580   ABN Amro Holding
           NV                       36.6
     100   Allianz AG               33.9
   3,500   Allied Irish
           Banks PLC                35.6
   1,340   Assicurazioni
           Generali                 44.0
     380   Axa                      50.2
  34,500   Banca di Roma
           SpA                      36.3
   4,560   Banco Santander
           Central Hispano
           SA                       44.1
   2,200   Barclays PLC             63.0
     800   BNP Paribas SA           68.9
   2,550   CGNU PLC                 34.1
     800   Commerzbank              22.6
  11,170   Unicredito
           Italiano SpA             56.8
   1,300   Deutsche Bank AG        106.9
   7,830   HSBC Holdings
           PLC                     111.6
   2,384   Ing Group NV            163.5
      90   Muenchener
           Rueckver AG              28.4
   2,800   Prudential PLC           37.7
      70   Zurich Financial
           Services AG              33.9
                                --------
           Financials            1,008.1

 Technology (2%)
     170   Cap Gemini               27.1
     490   Equant N.V. (b)          16.4
   1,130   Logica PLC               33.5
   1,940   Philips
           Electronics NV           76.1
     500   SAP AG                   81.7
                                --------
           Technology              234.8

 Utilities (1%)
   3,100   British Energy
           PLC                       8.1
     720   RWE AG                   28.9
     160   Suez Lyonnaise
           Des Eaux                 24.4
                                --------
           Utilities                61.4
                                --------

           Total Common
           Stocks
           (Cost - $4,897.1)     5,032.9
 Bonds and Notes (35%)
 Corporate Bonds (Euro)(2%)
  50,000   Citibank Credit
           Card Master,
           4.50%, 8/25/04           40.8

-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description      Value (000)
-------------------------------------------------
    50,000 GMAC Swift Trust 99-
           1, 5.00%, 1/18/05           $    41.1
    50,000 MBNA American Europe,
           4.38%. 8/25/04                   40.6
    50,000 Standard Chartered
           Bank,
           5.38%, 5/6/09                    38.4
                                       ---------
           Corporate Bonds                 160.9

 Foreign Bonds (Euro) (11%)
   150,000 Canada Government
           Bond,
           5.50%, 6/1/10                    96.3
   150,000 Deutschland Republic,
           5.38%, 1/4/10                   128.8
   100,000 Deutschland Republic,
           5.63%, 1/4/28                    84.5
    50,000 French Treasury Bond,
           3.50%, 7/12/04                   40.1
   600,000 German Government
           Bond,
           6.00%, 1/4/07                   530.2
   150,000 U.K.Gilt, 7.25%, 12/7/07        240.8
                                       ---------
           Foreign Bonds                 1,120.7

 U.S. Treasury (23%)
   800,000 U.S. Treasury Bond,
           5.50%, 8/15/09                  808.3
   300,000 U.S. Treasury Bond,
           5.50%, 8/15/28                  282.3
   350,000 U.S. Treasury Bond,
           6.25%, 8/15/23                  361.0
   300,000 U.S. Treasury Note,
           5.75%, 8/15/03                  298.9
   320,000 U.S. Treasury Note,
           5.75%, 8/15/10                  319.7
   200,000 U.S. Treasury Note,
           7.00%, 7/15/06                  210.8
                                       ---------
           U.S. Treasury                 2,281.0
                                       ---------

 Total Bonds and Notes (Cost -           3,526.6
 $3,808.1)
 Investment Companies (12%)
 1,174,377 Bunker Hill Money
           Market Fund *                 1,174.4
                                       ---------
 Total (Cost - $9,879.6) (a)
 (97%)                                   9,769.9

 Other Assets, net of Liabilities
 (3%)                                      276.4
                                       ---------
 Net Assets (100%)                     $10,046.3
                                       =========

*
Affiliated
Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) For federal income tax purposes, cost is $9,887,922, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation  $   901,496
   Unrealized depreciation   (1,019,548)
                            -----------
   Net unrealized
    depreciation            $  (118,052)
                            ===========

(b) Non-income producing security.



  Paydenfunds

Global Balanced Fund

Open Futures Contracts

Number of                               Expiration   Current      Unrealized
Contracts   Contract Type                  Date       Value     (Depreciation)
------------------------------------------------------------------------------
   2        Russell 2000 Index Future     Dec-00     $500,500     $ (41,914)
   1        SPI Future                    Dec-00       42,492        (2,546)
   1        MIB 30 Index Future           Dec-00      202,873        (3,439)
   4        Topix Index Future            Dec-00      505,174       (40,772)
   3        S&P/TSE 60 Index Future       Dec-00      223,728       (47,514)
                                                                  ----------
                                                                  $(136,185)
                                                                  ==========

Open Forward Currency Contracts

Delivery                                  Contract        Contract         Unrealized
Date         Currency                      Price           Value          Appreciation
--------------------------------------------------------------------------------------
Assets:
11/30/00     British Pound (sell)         0.65870        $   75,908         $  3,279
11/30/00     Canadian Dollar (sell)       1.47600            27,100              884
11/30/00     Canadian Dollar (sell)       1.46370            75,152            3,058
11/30/00     Euro (sell)                  1.04043           692,021           80,957
11/30/00     Euro (sell)                  1.05823           944,975           96,274
                                                         ----------         --------
                                                         $1,815,156         $184,452
                                                         ==========         ========


                       See notes to financial statements.

                                                               Annual Report

European Growth & Income Fund

Unaudited

The objective of the European Growth & Income Fund is to realize capital appre-ciation and some current income. The Fund invests primarily in common stocks of mid capitalization and large capitalization issuers organized or headquartered in countries of the European Union with developed capital markets. Growth sec-tors will be the main focus of the investment portfolio.

Top Equity Holdings

-------------------------------------
Shire Pharmaceuticals Group PLC  5.8%
Celltech Group PLC               5.4%
BB Biotech AG                    5.3%
Alcatel                          4.8%
Hermes International             4.2%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended Ocober 31, 2000
One Year, -32.13%
Three Year, -5.61%
Since 6/30/97, -4.51%


   Statistics

   ----------------------------------------
    Net Assets (in millions)           $6.7
    Number of Issues                     30
    Average Market Cap        $21.3 billion

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description      Value (000)
-------------------------------------------------
 Common Stocks (85%)
 Basic Materials (2%)
   3,000   Bouygues SA                 $  152.6
 Communication Services (21%)
   2,000   Adva AG Optical
           Networking (b)                 146.6
   5,000   Alcatel                        304.7
  11,000   Havas Advertising SA           177.0
     100   Kudelski SA (b)                134.6
   5,000   Nokia Oyj                      205.5
   8,000   ProSieben Sat.1 Media
           AG                             250.9
   2,700   Television Francaise           147.1
                                       --------
           Communication
           Services                     1,366.4
 Consumer Cyclicals (8%)
   2,000   Hermes International           269.5
   2,500   Medion AG                      254.3
                                       --------
           Consumer Cyclicals             523.8
 Consumer Non-Cyclicals (15%)
  17,000   Celltech Group PLC (b)         340.1
   4,300   Elan Corporation PLC (b)       227.4
   2,000   Qiagen NV (b)                   85.6
  18,000   Shire Pharmaceuticals
           Group PLC (b)                  365.9
                                       --------
           Consumer Non-
           Cyclicals                    1,019.0

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description     Value (000)
------------------------------------------------
 Financials (19%)
   7,000   ABN Amro Holding NV (b)    $  161.9
     300   BB Biotech AG (b)             335.8
   2,738   Ing Group NV (b)              187.8
   8,000   Mediolanum SpA                117.1
   2,000   MLP AG-Vorzug                 269.5
  12,300   San Paolo IMI (b)             199.1
                                      --------
           Financials                  1,271.2
 Technology (20%)
   1,400   ARC International,
           PLC (b)                         6.9
  20,000   ARM Holdings PLC (b)          197.5
   5,000   Asm Lithography
           Holding NV (b)                136.5
   3,000   Bookham Technology
           PLC (b)                        98.8
   1,300   Gretag Imaging Group          233.6
   2,000   Parsytec AG (b)                87.3
   4,820   Philips Electronics
           NV                            189.2
   1,100   SAP AG-Vorzug                 222.3
   3,500   STMicroelectronics
           N.V.                          176.3
                                      --------
           Technology                  1,348.4
                                      --------
 Total Common Stocks (Cost -           5,681.4
 $6,269.2)


  Paydenfunds

European Growth & Income Fund

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Investment Companies (10%)
  673,815  Bunker Hill Money
           Market Fund *           $  673.8
                                   --------
 Total (Cost - $6,943.0) (a) (95%)  6,355.2

 Other Assets, net of
 Liabilities (5%)                     370.7
                                   --------
 Net Assets (100%)                 $6,725.9
                                   ========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation  $   625,215
   Unrealized depreciation   (1,213,040)
                            -----------
   Net unrealized
    depreciation            $  (587,825)
                            ===========

(b) Non-income producing security.


                       See notes to financial statements.

                                                               Annual Report

European Aggressive Growth Fund

Unaudited

The objective of the European Aggressive Growth Fund is to realize long term capital appreciation. The Fund primarily invests in the common stocks of 40-70 issuers organized or headquartered in European countries. Under normal market conditions the Fund will have a weighted average market capitalization (total market price of outstanding securities) of no greater than $1 billion. The Fund may also invest up to 20% of its assets in European emerging markets countries.

Top Equity Holdings

-----------------------
Qiagen NV          6.5%
Aixtron AG         6.1%
Tecan Group AG     5.4%
Celltech Group AG  5.0%
MLP AG - Vorzug    4.9%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended Ocober 31, 2000
One Year, 48.83%
Since 6/17/99, 45.64%


   Statistics

   ---------------------------------------
    Net Assets (in millions)         $63.0
    Number of Issues                    42
    Average Market Cap        $1.8 billion

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description    Value (000)
-----------------------------------------------
 Common Stocks (90%)
 Communication Services (14%)
   32,400  Adva AG Optical
           Networking (b)            $ 2,375.2
  125,965  Gruppo Editoriale
           L'Espresso SpA              1,376.1
   30,000  Intershop
           Communications AG (b)       1,296.7
  315,000  Scoot.com PLC (b)             397.9
   36,000  SR Teleperformance          1,181.9
   70,000  Tandberg ASA (b)            1,852.5
                                     ---------
           Communication
           Services                    8,480.3


 Consumer Cyclicals (2%)
   15,000  Medion AG                   1,525.5

 Consumer Non-Cyclicals (31%)
  150,000  Celltech Group PLC (b)      3,000.9
      400  Disetronic Holding AG         347.4
   15,000  Evotec Biosystems AG
           (b)                           526.3
   54,000  Kamps AG                      846.6
   54,000  Nestor Healthcare
           Group PLC                     390.0
   27,000  Penauille
           Polyservices                1,495.4
      720  Phonak Holdings AG          2,062.7
   90,000  Qiagen NV (b)               3,851.9
   25,000  Rhone Klinikum AG           1,361.3
   30,000  Sanochemia
           Pharmazeutika AG (b)        1,067.8

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description    Value (000)
-----------------------------------------------
  137,500  Serco Group PLC           $ 1,263.6
    3,000  Tecan Group AG              3,221.0
                                     ---------
           Consumer Non-
           Cyclicals                  19,434.9


 Financials (9%)
   25,000  Banca Popolare di
           Lodi Srcl                     260.2
   21,600  MLP AG-Vorzug               2,910.6
    5,400  New Venturetec LTD (b)        404.8
   28,000  Tecis Holdings AG           2,021.8
                                     ---------
           Financials                  5,597.4


 Technology (32%)
   27,000  Aixtron AG                  3,615.4
   10,000  Aspocomp Group Oyj            296.6
  220,000  Baltimore
           Technologies PLC (b)        1,694.4
   20,000  Bookham Technology
           PLC (b)                       658.8
   15,750  Consodata SA (b)              654.1
   27,000  FI Group PLC                  198.0
   27,960  GFI Informatique (b)          709.0
    9,000  Gretag Imaging Group        1,617.2
   45,000  Infogrames
           Entertainment SA (b)          940.1
    1,350  Kaba Holdings AG            1,821.1
   27,000  Logica PLC                    799.3
  112,500  Pace Micro Technology
           PLC                           803.6


  Paydenfunds

European Aggressive Growth Fund

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   180,000 Psion PLC                $ 1,089.7
    77,500 Silicon-On-Insulator
           Technologies (b)           1,753.7
    24,000 Teleplan
           International NV (b)         844.1
    12,000 Thiel Logistik AG (b)      1,800.1
    22,500 Transiciel SA              1,101.2
                                    ---------
           Technology                20,396.4

 Transportation (2%)
    16,000 D. Logistics AG (b)        1,125.5
                                    ---------


 Total Common Stocks (Cost-
 $55,842.4)                          56,560.0


 Investment Companies (5%)
 3,093,578 Bunker Hill Money
           Market Fund *            $ 3,093.6
                                    ---------
 Total (Cost - $58,936.0) (a)
 (95%)                               59,653.6


 Other Assets, net of Liabilities
 (5%)                                 3,364.3
                                    ---------
 Net Assets (100%)                  $63,017.9
                                    =========

* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation     $ 16,291,968
   Unrealized depreciation      (15,574,383)
                               ------------
   Net unrealized
    appreciation               $    717,585
                               ============

(b) Non-income producing security.

Open Forward Currency Contracts

Delivery                                  Contract       Contract         Unrealized
Date             Currency                  Price          Value         (Depreciation)
--------------------------------------------------------------------------------------
Liabilities:
11/1/00          Euro (buy)               1.16409        $ 7,615            $(102)
11/1/00          Swiss Franc (sell)       1.79760          7,615               --
                                                         -------            ------
                                                         $15,230            $(102)
                                                         =======            ======

                       See notes to financial statements.

                                                               Annual Report

World Target Twenty Fund
Unaudited

The objective of the World Target Twenty Fund is to realize long-term capital appreciation. The Fund invests primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in the common stocks of a core group of 20-40 companies that are organized or headquartered in countries around the world. There are no limitations on the countries in which the Fund may invest.

Top Equity Holdings

----------------------------
EMC Corporation         6.7%
Veritas Software Corp.  5.9%
Qiagen NV               5.2%
MLP AG-Vorzug           4.5%
Sony Corp.              4.4%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the period ended October 31, 2000
Since 3/31/00, -16.22%


  Statistics

  ---------------------------------------
   Net Asset (in millions)           $7.5
   Number of Issues                    34
   Average Market Cap       $49.4 billion

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description     Value (000)
------------------------------------------------
 Common Stocks (96%)
 Basic Materials (3%)
   4,000   Bouygues SA                $  203.4

 Communication Services (28%)
   5,000   Broadvision, Inc. (b)         148.8
   4,000   Cisco Systems, Inc. (b)       215.5
  20,500   Ericsson LM-B                 272.2
   2,000   Inktomi Corporation (b)       126.9
   2,500   JDS Uniphase
           Corporation (b)               203.4
   2,500   Network Appliance,
           Inc. (b)                      297.5
   7,500   Nokia Oyj                     308.2
   4,000   Nortel Networks
           Corporation                   182.0
   4,000   Pearson PLC (b)               107.4
   4,000   Television Francaise          218.0
                                      --------
           Communication
           Services                    2,079.9

 Consumer Cyclicals (8%)
   4,000   Macrovision
           Corporation (b)               291.5
   4,000   Sony Corporation (b)          319.5
                                      --------
           Consumer Cyclicals            611.0

 Consumer Non-Cyclicals (11%)
  10,000   Celltech Group PLC (b)        200.1
   6,000   Kamps AG (b)                   94.1

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description       Value (000)
--------------------------------------------------
   8,700   Qiagen NV (b)                 $ 372.3
   2,500   Vivendi                         179.5
                                         -------
           Consumer Non-
           Cyclicals                       846.0

 Diversified (4%)
  21,000   Hutchison Whampoa (b)           260.5

 Financials (4%)
   2,400   MLP AG-Vorzug                   323.4

 Technology (38%)
   5,000   ARM Holdings PLC (b)             49.4
   5,000   ARM Holdings PLC-ADRs (b)       150.0
     800   Broadcom Corporation (b)        177.9
   5,400   EMC Corporation/Mass (b)        480.9
   1,200   Epcos AG (b)                     91.0
   3,000   Fujitsu Limited (b)              53.4
  10,000   Lattice Semiconductor
           Corporation (b)                 291.9
   8,000   Oracle Corporation (b)          264.0
   6,000   Peregrine Systems,
           Inc. (b)                        144.0
   1,200   SAP AG-Vorzug                   242.6
   3,000   Siebel Systems, Inc.
           (b)                             314.8
   1,000   Tokyo Electron LTD (b)           78.2
   2,000   Transiciel SA                    97.9
   3,000   Veritas Software
           Corporation (b)                 423.0
                                         -------
           Technology                    2,859.0



  Paydenfunds

World Target Twenty Fund

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Total Common Stocks (Cost -
  $8,327.8)                        $7,183.2

 Investment Companies (4%)
  343,839  Bunker Hill Money
           Market Fund *              343.8
                                   --------

 Total (Cost - $8,671.6) (a)
 (100%)                             7,527.0

 Liabilities in excess of Other
 Assets (0%)                          (20.9)
                                   --------

 Net Assets (100%)                 $7,506.1
                                   ========


* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $   599,388
   Unrealized depreciation       (1,744,013)
                                -----------
   Net unrealized depreciation  $(1,144,625)
                                ===========

(b) Non-income producing security.

                       See notes to financial statements.

                                                               Annual Report

Growth & Income Fund

Unaudited

The objective of the Growth & Income Fund is to provide growth of capital and some current income. To achieve these objectives the Growth & Income Fund nor-mally invests approximately half of its assets in the ten stocks in the Dow Jones Industrial Average with the highest dividend yields. This strategy is commonly referred to as investing in the "dogs of the Dow." The remaining as-sets are invested in securities intended to replicate the total return of the S&P 500 Index, normally Standard & Poor's Depository Receipts, and equity in-dex mutual funds.

Top Equity Holdings

------------------------------------------
SBC Communications                    8.1%
J.P. Morgan & Co.                     7.5%
Phillip Morris                        6.1%
Exxon Corp.                           5.6%
Minnesota Mining & Manufacturing Co.  5.1%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 0.47%
Three Year, 10.44%
Since 11/1/96, 14.90%

    Statistics

    ---------------------------------
     Net Assets (in millions)  $104.2
     Number of Issues              14
     Gross Dividend Yield*      2.95%
     Dividends Yield/S&P 500    1.16%
    ---------------------------------

    * Prior to fund expenses

Schedule of Investments - October 31, 2000
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Common Stocks (95%)
 Basic Materials (11%)
   69,800  DuPont (E.I.) De
           Nemours & Co.           $  3,167.2
   75,200  International Paper
           Co.                        2,754.2
   55,500  Minnesota Mining &
           Manufacturing Co.          5,362.7
                                   ----------
           Basic Materials           11,284.1

 Capital Goods (3%)
   92,000  Caterpillar
           International              3,225.7

 Communication Services (8%)
  147,200  SBC Communications         8,491.6

 Consumer Cyclicals (4%)
   61,600  General Motors
           Corporation                3,826.9
 Consumer Non-Cyclicals (6%)
  173,057  Phillip Morris Co.,
           Inc.                       6,338.2
 Diversified (46%)
   89,100  Nasdaq-100 Shares (b)      7,303.4
  145,800  S & P 500 Depository
           Receipt                   20,842.6
  211,100  S & P MidCap
           Depository Receipt        20,054.5
                                   ----------
           Diversified               48,200.5

 Energy (6%)
   64,900  Exxon Mobil
           Corporation                5,788.3


-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Financial (7%)
    47,000 J.P. Morgan & Co.       $  7,778.5

 Technology (4%)
    97,100 Eastman Kodak              4,357.4
                                   ----------

 Total Common Stocks (Cost -
  $89,656.3)                         99,291.2

 Investment Companies (5%)
 4,931,721 Bunker Hill Money
           Market Fund*               4,931.7
                                   ----------
 Total (Cost - $94,588.0) (a)
 (100%)                             104,222.9

 Liabilities in excess of Other
 Assets (0%)                            (13.6)
                                   ----------

 Net Assets (100%)                 $104,209.3
                                   ==========


* Affiliated Investment

(a) For federal income tax purposes, cost is $94,824,312, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation      $17,063,587
   Unrealized depreciation       (7,665,041)
                                -----------
   Net unrealized appreciation  $ 9,398,546
                                ===========

(b) Non-income producing security.
                      See notes to financial statements.

  Paydenfunds

Market Return Fund

Unaudited

The objective of the Market Return Fund is to realize a total return in excess of the S&P 500 Index. To achieve this objective, the Market Return Fund divides the investment of its assets between a portfolio of debt and other income-pro-ducing securities and a portfolio of equity-based derivative instruments, such as stock index futures contracts and equity swap contracts.

Portfolio Composition

----------------------
Mortgage Backed    36%
U.S. Gov't Agency  22%
Asset Backed       21%
Corporate Bonds    10%
Cost Equivalent    10%
Treasury            1%
----------------------

Equity Exposure

-----------------------------
S&P Futures              100%
S&P Depository Receipts    0%


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 3.15%
Three Year, 14.97%
Since 12/1/95, 18.27%


   Statistics

   ------------------------------------
    Net Assets (in millions)      $59.0
    Number of Issues                 43
    Average Maturity          0.9 years
    SEC Yield                     6.37%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset-Backed Securities (20%)
 1,000,000 Capital One Master
           Trust, 7.30%, 4/17/06    $ 1,012.1
 1,427,555 Case Equipment Loan
           Trust 98-A, 5.83%,
           2/15/05                    1,413.5
 1,247,866 Comm 2000-FL1,
           6.92%, 12/16/11 (b)        1,247.9
 1,953,062 Conseco Finance,
           6.94%, 12/15/31            1,958.6
 2,000,000 Distribution
           Financial Services
           Trust 99-1, 5.70%,
           2/16/09                    1,980.0
 1,332,000 First USA Credit Card
           Master Trust, 6.58%,
           3/17/05                    1,325.4
 1,500,000 Ford 98 B,
           7.50%, 11/15/03 (b)        1,502.2
   500,000 Ford 98-A D,
           7.50%, 5/16/03 (b)           500.6
 1,000,000 Ford Credit Auto
           Owner Trust,
           6.75%, 1/15/04               991.8
                                    ---------
           Asset-Backed
           Securities                11,932.1

 Corporate Bonds (10%)
   500,000 CSC Holdings, Inc.,
           8.13%, 7/15/09               486.9

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,200,000 Enron Corp.,
           7.11%, 9/10/01 (b)       $ 1,200.1
   500,000 Gulf Canada Resources
           Limited, 9.25%,
           1/15/04                      505.0
 2,000,000 International Paper
           Co.,
           7.60%, 7/8/02 (b)          2,005.0
   500,000 Northwest Airlines,
           Inc., 8.52%, 4/7/04          484.4
 1,000,000 TRW, Inc.,
           6.50%, 6/1/02                982.5
                                    ---------
           Corporate Bonds            5,663.9
 Mortgage Backed Securities (35%)
 1,000,000 Arc 2000-BC3 M1,
           7.22%, 9/25/30             1,003.2
 1,623,900 Citicorp Mortgage
           Securities, Inc.,
           5.75%, 3/25/09             1,604.9
 1,930,712 DLJ Mortgage
           Acceptance Corp.,
           7.35%, 9/18/03             1,924.0
    67,968 Drexel Burnham
           Lambert CMO Trust,
           7.38%, 5/1/16                 68.0
 1,186,270 FHLMC #846423,
           8.18%, 5/1/25              1,206.6


                                                               Annual Report

Market Return Fund continued

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
   712,057 FHLMC,
           7.02%, 7/15/20          $   711.3
   306,470 FHLMC,
           6.38%, 7/15/07              305.4
 1,254,648 FNMA #323682,
           7.99%, 8/1/27             1,277.7
 2,811,622 FNMA #543364 ARM,
           8.09%, 5/1/21             2,868.4
   722,973 FNMA 94-87,
           7.00%, 3/25/09              726.2
 1,179,785 FNMA ARM #490626,
           5.74%, 11/1/28            1,181.7
   465,113 FNMA G 94-7 F,
           7.08%, 12/17/19             466.4
   650,693 FNMA,
           7.32%, 9/25/22              658.8
   826,404 GMBS 90-5a,
           7.19%, 12/25/20             826.4
 2,499,484 JP Morgan Commercial
           Mortgage Finance,
           7.19%, 4/15/10 (b)        2,499.5
   500,000 MBNA 2000-B C,
           7.31%, 7/15/05 (b)          499.3
   857,152 Prudential Home
           Mortgage,
           5.90%, 12/25/23             843.7
 1,260,000 Residential Funding
           Mortgage Securities,
           2000-H14,
           7.39%, 4/25/11            1,257.1
 1,000,000 WAMU 2000-1 M2,
           7.42%, 1/25/40              995.7
                                   ---------
           Mortgage Backed
           Securities               20,924.3

 U.S. Government Agency (22%)
 4,000,000 FHLMC,
           6.39%, 12/12/00           3,970.9
 1,000,000 FNMA,
           6.38%, 10/15/02             998.7
 6,500,000 FNMA,
           6.63%, 4/15/02            6,508.1
 1,500,000 FNMA,
           6.75%, 8/15/02            1,507.5
                                   ---------
           U.S. Government
           Agency                   12,985.2

 U.S. Treasury (1%)
   500,000 U.S. Treasury Note,
           6.25%, 4/30/01              499.8

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Investment Companies (9%)
 5,580,489 Bunker Hill Money
           Market Fund *           $ 5,580.5
                                   ---------

 Total (Cost - $57,605.8) (a)
 (98%)                              57,585.8

 Other Assets, net of Liabilities
 (2%)                                1,445.1
                                   ---------

 Net Assets (100%)                 $59,030.9
                                   =========

* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 114,942
   Unrealized depreciation       (134,886)
                                ---------
   Net unrealized depreciation  $ (19,944)
                                =========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Futures Contracts

Number of                           Expiration         Current           Unrealized
Contracts     Contract Type            Date             Value          (Depreciation)
-------------------------------------------------------------------------------------
163           S&P 500 Futures         Dec-00         $58,688,150        $(2,991,312)

Written Option Activity

                                            Number of Contracts
                                            Contracts Premium
                                            --------- ---------
Options outstanding at beginning of period      --    $    --
Options sold                                  1,250     31,215
Options canceled in closing transactions        --         --
Options expired prior to exercise            (1,250)   (31,215)
                                             ------   --------
Options outstanding at end of period            --    $    --


                       See notes to financial statements.

  Paydenfunds

U.S. Growth Leaders Fund

Unaudited

The objective of the U.S. Growth Leaders Fund is to realize long-term capital appreciation. The Fund invests primarily in the common stocks of very large American growth companies that are financially strong, well-established, and world leaders in their industries. The Fund is limited to investing in the largest 1,000 companies ranked by market capitalization (total market price of outstanding equity securities). The Fund may invest up to 15% of its total as-sets in securities of foreign companies.

Top Equity Holdings

----------------------------------
Rational Software Corp.       2.8%
Sun MicroSystems, Inc.        2.7%
EMC Corp.                     2.6%
Powerwave Technologies, Inc.  2.6%
El Paso Energy Corp.          2.2%


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 9.75%
Since 6/17/99, 11.08%


   Statistics

   ----------------------------------
    Net Assets (in
     millions)                  $19.0
    Number of Issues               60
    Average Market Cap  $27.9 billion

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Common Stocks (70%)
 Capital Goods (8%)
   3,300   Ballard Power
           Systems, Inc. (b)       $    354.8
   6,000   C&D Technologies,
           Inc.                         354.8
   7,100   Capstone Turbine
           Corp. (b)                    394.0
   5,400   General Electric Co.         296.0
   2,000   Honeywell
           International, Inc.          107.6
                                   ----------
           Capital Goods             1,507.20
 Communication Services (6%)
  16,490   McLeodusa, Inc. (b)          317.4
  10,500   Powerwave
           Technologies, Inc.
           (b)                          505.3
   1,870   Voicestream
           Wireless Corp. (b)           245.9
                                   ----------
           Communication
           Services                  1,068.60
 Consumer Cyclicals (1%)
  11,000   Hasbro, Inc.                 118.3
 Consumer Non-Cyclicals (1%)
   7,000   Hispanic Broadcasting
           Corp. (b)                    218.8

 Energy (3%)
   5,000   Alberta Energy
           Company LTD                  184.1
   6,000   EOG Resources, Inc.          236.2
   4,000   Halliburton Co.              148.3
                                   ----------
           Energy                      568.60

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description       Value (000)
--------------------------------------------------
 Health Care (8%)
    3,360  Celgene Corp. (b)            $   216.3
    2,000  Forest Laboratories,
           Inc. (b)                         265.0
    3,700  Invitrogen Corp. (b)             281.4
    1,800  Lion Bioscience AG (b)           138.7
    7,000  Sangamo BioSciences,
           Inc.                             182.4
    1,500  Techne Corp. (b)                 169.1
    2,000  Vertex
           Pharmaceuticals, Inc. (b)        186.2
                                        ---------
           Health Care                    1,439.1

 Technology (33%)
    1,000  Brocade
           Communications
           Systems (b)                      227.4
    2,940  Ciena Corp. (b)                  309.1
    3,800  Clarent Corp. (b)                118.0
    4,100  Corning, Inc.                    313.6
      900  Elantec
           Semiconductor, Inc. (b)          100.1
    5,700  EMC Corp. (b)                    507.7
    8,520  Exodus
           Communications, Inc. (b)         286.0
    2,000  Flextronics
           International LTD (b)             76.0
    1,100  Foundry Networks,
           Inc. (b)                          73.1
    3,000  Inktomi Corp. (b)                190.3
    1,600  Jabil Circuit, Inc. (b)           91.3
    1,000  Juniper Networks,
           Inc. (b)                         195.0


                                                               Annual Report

U.S. Growth Leaders Fund continued

Schedule of Investments - October 31, 2000
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
     7,000 LTX Corp. (b)            $    98.0
    12,000 Lucent Technologies          279.7
     2,100 Mercury Interactive
           Corp. (b)                    233.1
       700 Newport Corp.                 79.9
     4,210 Nextel Partners, Inc.
           (b)                          103.1
     3,500 Nortel Networks Corp.        159.2
     9,020 Peregrine Systems,
           Inc. (b)                     216.5
     2,200 PMC Sierra, Inc. (b)         372.9
     3,500 Qualcomm Inc. (b)            227.9
     9,000 Rational Software
           Corp. (b)                    537.2
       500 SDL, Inc. (b)                129.6
     4,000 Silicon Storage
           Technology, Inc. (b)          91.0
     1,600 StorageNetworks, Inc.
           (b)                          101.5
     4,800 Sun Microsystems,
           Inc. (b)                     532.2
     7,000 Taiwan Semiconductor
           Manufacturing Company
           (b)                          158.8
     1,520 Texas Instruments,
           Inc.                          74.6
     4,900 TranSwitch Corp. (b)         283.0
     3,900 VA Linux Systems,
           Inc.                         114.1
                                    ---------
           Technology                 6,279.9

 Utilities (10%)
     2,000 Calpine Corp. (b)            157.9
     2,500 Duke Energy Corp.            216.1
     3,000 Dynegy, Inc.                 138.9
     7,000 El Paso Energy Corp.         438.8
     5,000 Enron Corp.                  410.3
    12,700 NRG Energy, Inc. (b)         330.2
     6,000 The Williams
           Companies, Inc.              250.9
                                    ---------
           Utilities                  1,943.1
                                    ---------

 Total Common Stocks (Cost -         13,143.6
  $12,557.9)
 U.S. Government Agency (33%)
   300,000 FHLMC, 6.40%,
           11/10/00                     299.5
 6,000,000 FHLMC, 6.43%, 11/3/00      5,997.9
                                    ---------
           U.S. Government            6,297.4
           Agency
 Investment Companies (0%)

    62,863 Bunker Hill Money
           Market Fund*                  62.9
                                    ---------
 Total (Cost - $18,918.1) (a)        19,503.9
 (103%)

 Liabilities in excess of Other        (544.5)
 Liabilities (-3%)
                                    ---------
 Net Assets (100%)                  $18,959.4
                                    =========



-------
 * Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) For federal income tax purposes, cost is $18,961,240, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation      $ 1,750,073
   Unrealized depreciation       (1,207,409)
                                -----------
   Net unrealized appreciation   $  542,664
                                ===========

(b) Non-income producing security.

Open Futures Contracts

                                                                    Unrealized
Number of                            Expiration      Current        Appreciation
Contracts    Contract Type              Date          Value        (Depreciation)
---------------------------------------------------------------------------------
 4           Mid Cap 400 Futures       Dec-00       $1,042,500       $(57,828)
 8           NASDAQ 100 Futures        Dec-00        2,640,000         (7,107)
 3           S&P 500 Futures           Dec-00        1,080,150         65,754
                                                                     --------
                                                                     $    819
                                                                     ========

Written Option Activity

                                            Number of Contracts
                                            Contracts Premium
---------------------------------------------------------------
Options outstanding at beginning of period       0    $      0
Options sold                                    63      35,360
Options canceled in closing transactions       (63)    (35,360)
Options expired prior to exercise                0           0
                                               ---    --------
Options outstanding at end of period             0    $      0
                                               ===    ========

                      See notes to financial statements.

  Paydenfunds

Small Cap Leaders Fund

Unaudited

The objective of the Small Cap Leaders Fund is to realize long-term capital ap-preciation. The Fund invests primarily in common stocks of small capitalization U.S. companies that are considered to have superior growth potential. The mar-ket capitalization of these companies is less than that of the 1,000 largest publicly traded U.S. companies. The Fund may invest up to 20% of its total as-sets in securities of foreign companies.

Top Equity Holdings

-----------------------------------
Precision Castparts Corp.      4.3%
Pre-Paid Legal Services, Inc.  3.7%
Ocean Energy, Inc.             2.8%
Valero Energy Corp.            2.5%
C&D Technologies, Inc.         2.4%


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended Ocober 31, 2000
Since 12/20/99, 16.48%


  Statistics

  -----------------------------------------
   Net Assets (in millions)           $20.9
   Number of Issues                      73
   Average Market Cap        $842.6 million

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description       Value (000)
--------------------------------------------------
 Common Stocks (89%)
 Basic Materials (9%)
   20,000  Arch Coal, Inc.              $   217.5
   12,000  Consol Energy, Inc.              203.2
    9,700  Gibraltar Steel Corp.            121.9
   10,000  Great Lakes Chemical
           Corp.                            333.7
  171,000  Kinross Gold Corp. (b)            69.5
   40,000  Methanex Corp. (b)               160.0
   26,000  RTI International
           Metals, Inc. (b)                 377.0
   14,000  Stillwater Mining Co. (b)        406.0
                                        ---------
           Basic Materials                1,888.8

 Capital Goods (7%)
    2,300  Benchmark
           Electronics, Inc. (b)             92.6
    8,000  C&D Technologies,
           Inc.                             473.0
   23,000  Precision Castparts
           Corp.                            868.2
                                        ---------
           Capital Goods                  1,433.8

 Communication Services (1%)
    2,400  Tollgrade
           Communications, Inc.
           (b)                              229.8

 Consumer Cyclicals (9%)
    7,000  Blyth, Inc.                      182.0
    6,870  Catalina Marketing
           Corp. (b)                        269.6

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description       Value (000)
--------------------------------------------------
   7,100   Factory 2-U Stores,
           Inc. (b)                     $   226.8
  17,000   Pre-Paid Legal
           Services, Inc. (b)               745.9
  10,000   Skechers USA, Inc. (b)           151.8
  40,000   The Topps Co., Inc. (b)          361.3
                                        ---------
           Consumer Cyclicals             1,937.4

 Consumer Non-Cyclicals (2%)
  13,700   Salton, Inc. (b)                 313.4

 Energy (10%)
  37,000   Friede Goldman
           Halter, Inc. (b)                 212.8
  40,100   Ocean Energy, Inc. (b)           556.4
   5,100   Patterson Energy,
           Inc. (b)                         143.4
   4,000   PYR Energy Corp. (b)              24.0
  20,000   Trico Marine
           Services, Inc. (b)               332.5
  15,000   Valero Energy Corp.              495.9
  17,000   Varco International,
           Inc. (b)                         293.3
                                        ---------
           Energy                         2,058.3

 Financial (6%)
   9,150   Cousins Properties,
           Inc.                             237.9
  31,440   Hamilton Bancorp,
           Inc. (b)                         471.6
  16,000   IndyMac Bancorp, Inc. (b)        334.0
   6,000   UCBH Holding, Inc.               218.3
                                        ---------
           Financial                      1,261.8


                                                               Annual Report

Small Cap Leaders Fund continued
Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description    Value (000)
-----------------------------------------------
 Health Care (13%)
   6,600   3 Dimensional
           Pharmaceutical, Inc.
           (b)                       $   157.6
   8,200   ImmunoGen, Inc. (b)           281.9
   5,500   Invitrogen Corp. (b)          418.3
   4,200   Lion Bioscience ADR
           (b)                           323.7
  13,000   NeoRx Corp. (b)               211.2
   3,000   Noven
           Pharmaceuticals, Inc.
           (b)                           133.7
   3,300   NPS Pharmaceuticals,
           Inc. (b)                      141.5
   1,500   OSI Pharmaceuticals,
           Inc. (b)                      108.0
  10,000   Paradigm Genetics,
           Inc. (b)                      158.7
   5,100   Pharmacopeia, Inc. (b)         93.1
   9,000   ResMed, Inc. (b)              229.5
  12,000   Sangamo BioSciences,
           Inc. (b)                      312.7
   5,900   Vaxgen, Inc. (b)              161.9
                                     ---------
           Health Care                 2,731.8

 Technology (20%)
   3,300   Acacia Research Corp.
           (b)                           105.0
   2,400   ACT Manufacturing,
           Inc. (b)                       78.9
   9,200   Advanced Power
           Technology, Inc. (b)          295.0
   6,060   Advent Software, Inc.
           (b)                           362.5
   1,800   American
           Superconductor Corp.
           (b)                            85.9
   7,000   Certicom Corp. (b)            231.0
   5,200   Clarent Corp. (b)             161.5
   7,000   Cognizant Technology
           Solutions Corp. (b)           287.0
   4,300   Documentum, Inc. (b)          365.5
   2,100   FuelCell Energy, Inc.
           (b)                           160.8
  20,000   General Cable Corp.           120.0
  15,400   Identix, Inc. (b)             221.6
  10,000   IXYS Corp. (b)                253.1
   3,900   JNI Corp. (b)                 347.3
   3,700   L-3 Communications
           Holdings, Inc. (b)            244.0
   5,000   LTX Corp. (b)                  70.0
   4,800   Macrovision Corp. (b)         349.8
   7,000   Mattson Technology,
           Inc. (b)                       82.2
   9,300   Mechanical
           Technology, Inc. (b)           69.8
   4,200   Netegrity, Inc. (b)           327.6
                                     ---------
           Technology                  4,218.5

 Transportation (6%)
  25,000   Frontline LTD (b)             411.2
   7,000   Heartland Express,
           Inc. (b)                      121.6
  20,000   Knightsbridge Tankers
           LTD                           431.3
  15,000   Swift Transportation
           Co., Inc. (b)                 213.8
                                     ---------
           Transportation              1,177.9

 Utilities (6%)
  45,000   Azurix Corp. (b)              281.2
   9,540   California Water
           Service Group                 257.0
   7,000   Kinder Morgan Energy
           Partners                      332.5
  10,000   Midcoast Energy
           Resources, Inc.               202.5
  10,000   Western Gas
           Resources, Inc.               219.4
                                     ---------
           Utilities                   1,292.6

 Total Common Stocks (Cost -          18,544.1
  $16,824.0)

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Investment Companies (7%)
 1,561,769 Bunker Hill Money
           Market Fund *           $ 1,561.8
                                   ---------

 Total (Cost - $18,385.7) (a)
 (96%)                              20,105.9

 Other Assets, net of Liabilities
 (4%)                                  751.4
                                   ---------

 Net Assets (100%)                 $20,857.3
                                   =========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 3,406,492
   Unrealized depreciation       (1,686,371)
                                -----------
   Net unrealized appreciation  $ 1,720,121
                                ===========

(b) Non-income producing security.

                       See notes to financial statements.

  Paydenfunds

Bunker Hill Money Market Fund

Unaudited

The objective of the Bunker Hill Money Market Fund is to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with the preservation of principal and liquidity. The Fund invests only in high-quality corporate, bank and government debt securities with matu-rities of 397 days or less.

Portfolio Composition

-------------------------
Commerical Paper      39%
Repurchase Agreement  26%
Corporate Notes       23%
Asset Backed           6%
Treasury/Agency        4%
Cash Equivalent        2%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended Ocober 31, 2000
One Year, 6.06%
Since 12/17/97, 5.46%


   Statistics

   ----------------------------------
    Net Assets (in millions)   $200.9
    Number of Issues               32
    Average Maturity          68 days
    SEC Yield                   6.47%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (6%)
 4,991,364 Associates
           Manufactured Housing,
           5.61%, 10/15/01 (a)     $  4,997.8
 4,000,000 Merrill Lynch
           Mortgage Investors,
           Inc. 2000 - WM2,
           6.65%, 11/27/01            4,000.0
 3,582,161 MMCA Automobile
           Trust,
           6.73%, 5/15/01             3,582.1
                                   ----------
           Asset Backed
           Securities                12,579.9


 Commercial Paper (42%)
 8,000,000 American Express CP,
           6.48%, 11/21/00            8,000.0
 8,000,000 American General
           Finance CP,
           6.44%, 11/08/00            8,000.0
 8,000,000 Bear Stearns CP,
           6.48%, 12/20/00            7,929.4
 8,000,000 Enterprise Funding
           CP,
           6.47%, 1/17/01             7,888.3
 8,000,000 Ford Motor Credit CP,
           6.48%, 11/16/00            8,000.0
 8,000,000 GE Capital Corp. CP,
           6.47%, 12/11/00            8,000.0

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 5,325,000 GMAC CP,
           7.13%, 5/1/01           $  5,331.1
 2,000,000 Goldman Sachs CP,
           6.26%, 11/28/00            1,999.7
 8,000,000 Household Finance CP,
           6.46%, 12/14/00            8,000.0
 9,000,000 International Lease
           Finance CP,
           6.45%, 12/18/00            8,924.2
 3,000,000 Merrill Lynch CP,
           5.39%, 2/8/01              2,990.0
 9,000,000 Sara Lee CP,
           6.46%, 11/6/00             8,991.9
                                   ----------
           Commercial Paper          84,054.6


 Corporate Notes (25%)
 3,000,000 Aegon,
           5.55%, 2/15/01             2,990.2
 5,000,000 Associates Corp.
           Note,
           5.88%, 5/16/01             4,962.3
 2,000,000 Associates Corp.
           Note,
           6.45%, 10/15/01            1,995.7
 5,000,000 Bank of America Corp.
           Note,
           6.75%, 3/23/01             5,000.0




                                                               Annual Report

Bunker Hill Money Market Fund continued

Schedule of Investments - October 31, 2000
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 5,000,000 Bank One Wisconsin
           Corp. Note, 6.35%,
           3/19/01                $  4,985.7
 3,000,000 Caterpillar Finance
           Service,
           6.95%, 11/1/00            3,000.0
   500,000 Honeywell
           International,
           6.60%, 4/15/01              499.3
 1,000,000 Honeywell
           International,
           7.45%, 4/11/01            1,002.5
 2,500,000 John Deere Corp.
           Note,
           5.79%, 1/18/01            2,495.8
 4,000,000 John Deere Corp.
           Note,
           6.69%, 10/10/01           3,998.9
 6,000,000 Key Bank NA,
           5.88%, 4/23/01            5,968.5
 5,000,000 National City Bank,
           5.13%, 2/5/01             4,975.9
 3,000,000 Paccar Financial
           Corp.,
           5.75%, 2/15/01            2,989.9
 5,000,000 Walt Disney Corp.
           Note,
           5.14%, 2/8/01             4,980.3
                                  ----------
           Corporate Notes          49,845.0

 U.S. Government Agency (4%)
 9,000,000 FNMA Discount Note,
           6.41%, 12/14/00           8,931.1


-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
-----------------------------------------------
 Investment Companies (2%)
  3,750,152 Dreyfus Treasury
            Cash Management Fund   $   3,750.2
                                   -----------
 Total (Cost - $159,160.8) (79%)     159,160.8

 Repurchase Agreement (27%)
 54,000,000 Lehman Tri-Party
            dated 10/31/00,
            6.53% and Maturity
            of 11/1/00 (b)            54,000.0

 Liabilities in excess of Other
 Assets (-6%)                        (12,230.8)
                                   -----------


 Net Assets (100%)                 $ 200,930.0
                                   ===========


(a) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) The repurchase agreement is collateralized by the following securities:

 Principal  Security Description   Value (000)
----------------------------------------------
    575,556 GNMA 0%, 12/16/27       $   367.6
 59,576,471 Freddie Mac 0%,
            9/15/25                  35,311.5
  7,332,000 Freddie Mac 0%,
            1/15/18                   1,902.1
 52,790,125 FNMA 0%, 1/25/22         16,924.0
    680,000 FHLMC 0%, 4/25/24           576.1
                                    ---------
                                    $55,081.3


                      See notes to financial statements.

  Paydenfunds

Limited Maturity Fund

Unaudited

The objective of the Limited Maturity Fund is to realize a total return that, over time, is greater than money market funds and is consistent with the pres-ervation of capital. The Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. The Fund's maximum average portfolio maturity (on a dollar-weighted basis) is one and one-half year.

Portfolio Composition

-------------------------------
Asset - Backed              33%
Corporate                   28%
Mortgage Backed Securities  25%
Commercial Paper             9%
Treasury/Agency              3%
Cash Equivalent              2%
-------------------------------

Credit Quality

--------
AAA  71%
AA    1%
A    10%
BBB  18%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 6.24%
Three Year, 5.61%
Five Year, 5.53%
Since 5/2/94, 5.53%


    Statistics

    ---------------------------------
     Net Assets (in
      millions)                $178.8
     Number of Issues              53
     Average Maturity       0.9 years
     SEC Yield                  6.51%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (33%)
 2,618,938 Americredit
           Automobile
           Receivables Trust,
           6.54%, 10/14/02         $  2,616.6
 2,000,000 Associates Credit
           2000-1 B,
           6.96%, 5/17/06             1,998.1
 1,150,000 BA Master Credit Card
           Trust,
           7.49%, 8/16/04 (b)         1,153.2
 5,000,011 Case Equipment Loan
           Trust 98-A, 5.83%,
           2/15/05                    4,950.8
    14,643 Chase Manhattan Auto,
           5.75%, 10/15/01               14.6
 6,000,000 Citi Group, Inc.,
           6.00%, 5/8/01              5,968.8
 3,050,000 Citibank Credit Card
           Master Trust, Inc.,
           5.85%, 4/10/03             3,035.6
 2,000,000 Deutsche Floorplan
           Receivables Master
           Trust 2000-1,
           7.06%, 4/15/05             2,000.8
 3,600,000 Distribution
           Financial Services
           Trust 99-1,
           5.70%, 2/16/09             3,564.0
 4,000,000 First USA Credit Card
           Master Trust, 6.42%,
           3/17/05                    3,982.8


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 3,000,000 First USA Credit Card
           Master Trust, 6.58%,
           3/17/05                 $  2,985.2
 2,000,000 Ford Credit Auto
           Owner Trust,
           5.90%, 6/15/02             1,991.2
 3,500,000 Ford Credit Auto
           Owner Trust,
           6.75%, 1/15/04             3,471.3
 1,824,088 GMAC 99-1,
           5.58%, 6/15/02             1,816.1
 6,000,000 Honda 1999-A Auto
           Receivables, 6.45%,
           9/16/02                    5,984.5
 3,832,209 Nissan Auto
           Receivables Owner
           Trust, 6.73%, 5/15/02      3,831.8
 4,726,845 WFS Financial Owner
           Trust,
           5.55%, 2/20/03             4,700.4
 5,000,000 World Omni Auto
           Receivables Trust,
           7.13%, 2/15/04             5,034.0
                                   ----------
           Asset - Backed
           Securities                59,099.8


 Commercial Paper (8%)
 8,000,000 GE Capital,
           6.47%, 11/7/00             8,000.0
 7,000,000 Household Finance
           Corp.,
           6.45%, 11/15/00            7,000.0
                                   ----------
           Commercial Paper          15,000.0



                                                               Annual Report

Limited Maturity Fund continued

Schedule of Investments - October 31, 2000
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Corporate Bonds (28%)
  5,000,000 Caterpillar Finance
            Service,
            7.09%, 8/29/02         $  5,018.7
  2,500,000 DaimlerChrysler Na
            Holding Co., 6.67%,
            2/15/02                   2,487.5
  2,615,000 Enron Corp.,
            6.45%, 11/15/01           2,595.4
  1,000,000 IBM Credit Corp.,
            5.05%, 1/22/01              996.3
  1,250,000 Inter-American
            Development Bank,
            5.13%, 2/22/01            1,243.8
  1,300,000 International Lease
            Finance Corp.,
            5.88%, 1/15/01            1,296.7
  3,600,000 International Paper
            Co.,
            7.60%, 7/8/02             3,609.0
  2,600,000 Keycorp,
            6.75%, 5/29/01            2,600.0
  3,000,000 Korea Development
            Bank,
            7.13%, 9/17/01            2,985.5
  5,000,000 Qwest Capital
            Funding,
            6.88%, 8/15/01            4,997.8
  3,000,000 Sprint Capital
            Corp.,
            7.63, 6/10/02             3,022.5
  5,000,000 TCI Communication,
            6.38%, 3/12/01            5,030.0
  2,000,000 Time Warner, Inc.,
            6.10%, 12/30/01 (b)       1,970.0
  3,000,000 TRW, Inc.,
            6.50%, 6/1/02             2,947.5
  3,307,596 Union Acceptance
            Corp.,
            6.72%, 12/9/02            3,305.9
  5,000,000 WorldCom, Inc.,
            6.13%, 8/15/01            4,968.7
                                   ----------
            Corporate Bonds          49,075.3


 Mortgage Backed Securities (25%)
  2,000,000 Arc 2000-BC3 M1,
            7.22%, 9/25/30            2,006.3
  4,389,185 Countrywide Home
            Loans, Inc.,
            8.01%, 4/1/28             4,452.9
  2,493,836 DLJ Mortgage
            Acceptance Corp.,
            7.35%, 9/18/03            2,485.2
    532,273 FHLMC,
            5.93%, 4/15/08              531.9
 16,000,000 FHLMC,
            6.63%, 8/15/02           16,040.0
  2,706,109 FNMA #323682,
            7.99%, 8/1/27             2,755.9


-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 2,811,622 FNMA #543364 ARM,
           8.09%, 5/1/21          $  2,868.4
 1,441,379 FNMA 97-17f,
           7.18%, 11/18/25           1,441.5
 4,100,000 FNMA,
           6.38%, 10/15/02           4,094.9
 3,242,048 FNMA,
           6.50%, 4/18/22            3,215.8
   586,224 FNMA,
           9.50%, 9/1/24               608.4
 2,083,115 GNMA,
           7.07%, 11/16/29           2,089.6
 1,486,226 GNMA,
           7.32%, 6/16/26            1,492.8
   971,169 Headlands Mortgage,
           7.75%, 3/25/12              973.1
                                  ----------
           Mortgage Backed
           Securities               45,056.7
 U.S. Government Agency (3%)
 4,000,000 FHLMC,
           6.40%, 11/14/00           3,990.8
 2,000,000 FHLMC,
           6.43%, 11/3/00            1,999.3
                                  ----------
           U.S. Government
           Agency                    5,990.1
 Investment Companies (2%)
 3,147,221 Bunker Hill Money
           Market Fund *             3,147.2
                                  ----------
 Total (Cost - $177,116.3) (a)
 (99%)                             177,369.1


 Other Assets, net of Liabilities
 (1%)                                1,454.8
                                  ----------


 Net Assets (100%)                $178,823.9
                                  ==========


* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 398,854
   Unrealized depreciation       (146,086)
                                ---------
   Net unrealized appreciation  $ 252,767
                                =========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.




                      See notes to financial statements.

  Paydenfunds

Short Bond Fund

Unaudited

The objective of the Short Bond Fund is to realize a high level of total return consistent with preservation of capital. In order to achieve these objectives the Short Bond Fund invests in a wide variety of investment grade debt securi-ties payable primarily in U.S. dollars. The Fund's maximum average portfolio maturity (on a dollar-weighted basis) is three years.

Portfolio Composition

-------------------------------
Treasury/Agency             37%
Asset Backed Securities     27%
Corporate                   23%
Mortgage Backed Securities  10%
Cash Equivalent              3%
-------------------------------

Credit Quality

--------
AAA  70%
AA    5%
A    11%
BBB   6%
BB    8%


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 6.61%
Three Year, 5.42%
Five Year, 5.32%
Since 1/1/94, 5.30%


    Statistics

    ---------------------------------
     Net Assets (in
      millions)                 $67.0
     Number of Issues              37
     Average Maturity       1.7 years
     SEC Yield                  6.32%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (26%)
   994,514 Bank of America
           Commercial Mortgage,
           Inc.,
           6.80%, 7/15/04           $   992.9
 1,000,000 Capital One Master
           Trust, 7.30%, 4/17/06      1,012.1
 1,597,274 CS First Boston
           Mortgage Securities
           97-C2,
           6.40%, 2/17/04             1,585.3
 2,000,000 First Bank Corporate
           Card Master Trust,
           6.40%, 2/15/03             1,988.8
 1,500,000 First USA Credit Card
           Master Trust, 6.42%,
           3/17/05                    1,493.6
 1,500,000 Ford 98 B,
           7.50%, 11/15/03 (b)        1,502.3
   750,000 Ford Credit Auto
           Owner Trust,
           6.75%, 1/15/04               743.9
 1,200,000 MBNA Master Credit
           Card Trust, 5.65%,
           2/15/06                    1,161.8
   800,000 MBNA Master Credit
           Card Trust, 6.60%,
           11/15/04                     798.8
   361,358 Premier Auto Trust
           98-2 A3,
           5.77%, 1/6/02                361.1

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description        Value (000)
---------------------------------------------------
 2,675,940 SLM Student Loan
           Trust, 6.84%, 7/25/08         $ 2,676.9
 1,500,000 Western Financial
           Owner Trust, 7.07%,
           2/20/05                         1,511.7
 2,000,000 World Omni Auto
           Receivables Trust,
           7.13%, 2/15/04                  2,013.6
                                         ---------
           Asset Backed
           Securities                     17,842.8

 Corporate Bonds (23%)
 2,000,000 DaimlerChrysler NA,
           7.13%, 3/1/02                   1,997.5
 1,000,000 Ford Motor Credit
           Global,
           6.50%, 2/28/02                    995.0
 1,150,000 GMAC, 8.50%, 1/1/03             1,181.6
 1,000,000 Honeywell, Inc.,
           6.75%, 3/15/02                    997.5
 1,000,000 International Paper
           Co., 8.00%, 7/8/2003            1,016.2
 1,000,000 Korea Development
           Bank, 7.13%, 9/17/01              993.8
 1,000,000 MBNA Corp., 6.15%, 10/1/03        963.8
 1,000,000 Salomon, Inc.,
           6.88%, 12/15/03                   993.8


                                                               Annual Report

Short Bond Fund continued

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description    Value (000)
-----------------------------------------------
  1,500,000 Sun Microsystems
            Inc,
            7.00%, 8/15/02           $ 1,498.1
  1,000,000 Time Warner, Inc.,
            6.10%, 12/30/01 (b)          985.0
  1,500,000 Wal-Mart Stores,
            6.75%, 5/15/02             1,501.9
  2,000,000 Wells Fargo Company,
            8.75%, 5/1/02              2,055.0
                                     ---------
            Corporate Bonds           15,179.2

 Mortgage Backed Securities (10%)
    608,192 FHLMC, 7.08%, 3/15/18        609.0
  1,680,581 FNMA ARM 514721,
            6.08%, 9/1/29              1,663.8
    596,332 Headlands Mortgage,
            7.75%, 3/25/12               597.5
  2,000,000 Medallion Trust,
            6.88%, 12/18/31            2,000.0
     42,486 Residential Funding
            Corp.,
            7.13%, 10/25/23               42.5
  1,500,000 Residential Funding
            Mortgage Securities,
            7.49%, 10/25/13            1,504.1
                                     ---------
            Mortgage Backed
            Securities                 6,416.9

 U.S. Treasury (37%)
  1,500,000 U.S. Treasury Note,
            5.75%, 8/15/03             1,494.4
  8,700,000 U.S. Treasury Note,
            6.13%, 12/31/01            8,687.4
  3,950,000 U.S. Treasury Note,
            6.25%, 6/30/02             3,962.5
 10,200,000 U.S. Treasury Note,
            6.50%, 3/31/02            10,247.8
    500,000 U.S. Treasury Note,
            7.25%, 8/15/04               523.2
                                     ---------
            U.S. Treasury             24,915.3

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Investment Companies (3%)
 2,079,933 Bunker Hill Money
           Market Fund *           $ 2,079.9
                                   ---------

 Total (Cost - $66,348.8) (a)
 (99%)                              66,434.1

 Other Assets, net of Liabilities
 (1%)                                  522.7
                                   ---------

 Net Assets (100%)                 $66,956.8
                                   =========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $234,471
   Unrealized depreciation      (149,191)
                                --------
   Net unrealized appreciation  $ 85,280
                                ========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Futures Contracts

  Number of                          Expiration         Current          Unrealized
 Contracts       Contract Type          Date             Value          Appreciation
------------------------------------------------------------------------------------
 84              U.S. Treasury         Dec-00         $16,810,500         $53,486
                 2 Year Note

                       See notes to financial statements.

  Paydenfunds

U.S. Government Fund

Unaudited

The objective of the U.S. Government Fund is to realize a high level of total return consistent with preservation of capital. The fund invests primarily in U.S. Government obligations, i.e., U.S. Treasury bonds, notes and bills and other bonds and obligations issued or guaranteed by the U.S. Government, U.S. Government-sponsored enterprises, or federal agencies.

Portfolio Composition

--------------------
Mortgage Backed  42%
Treasury         39%
Agency           15%
Cash Equivalent   4%
--------------------

Credit Quality

---------
AAA  100%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 6.33%
Three Year, 5.51%
Five Year, 5.57%
Since 1/1/95, 6.75%


   Statistics

   ---------------------------------
    Net Assets (in
     millions)                 $68.4
    Number of Issues              18
    Average Maturity       2.7 years
    SEC Yield                  5.82%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Mortgage Backed Securities (41%)
 4,866,359 FHLMC,
           5.75%, 5/15/19          $ 4,801.4
 3,522,070 FHLMC,
           6.00%, 10/15/18           3,479.1
 2,367,978 FNMA #380459,
           6.27%, 7/1/05             2,327.7
 1,712,162 FNMA #421914,
           5.90%, 3/1/28             1,680.7
 1,331,071 FNMA 97-35 Pc,
           6.75%, 5/18/18            1,323.7
 1,495,848 FNMA ARM 323790,
           6.37%, 5/1/29             1,469.2
 4,010,000 FNMA,
           6.00%, 5/25/08            3,936.3
 2,693,951 FNMA,
           6.50%, 4/18/22            2,672.1
 4,000,000 FNMA,
           6.50%, 8/15/04            3,995.6
 2,500,000 FNMA,
           7.13%, 2/15/05            2,553.4
                                   ---------
           Mortgage Backed
           Securities               28,239.2


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 U.S. Government Agency (15%)
  2,300,000 FHLB,
            6.75%, 2/15/02          $ 2,306.5
  5,000,000 FHLMC,
            5.50%, 5/15/02            4,929.1
  3,000,000 FNMA,
            5.25%, 1/15/03            2,927.3
                                    ---------
            U.S. Government
            Agency                   10,162.9


 U.S. Treasury Notes (39%)
 11,300,000 U.S. Treasury Note,
            5.75%, 8/15/03           11,257.6
  4,500,000 U.S. Treasury Note,
            6.00%, 8/15/04            4,518.3
  1,700,000 U.S. Treasury Note,
            6.75%, 5/15/05            1,762.4
  8,300,000 U.S. Treasury Note,
            7.50%, 2/15/05            8,807.4
                                    ---------
            U.S. Treasury Notes      26,345.7



                                                               Annual Report

U.S. Government Fund continued

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Investment Companies (4%)
 2,939,487 Bunker Hill Money
           Market Fund *           $ 2,939.5
                                   ---------
 Total (Cost - $67,280.1) (a) (99%) 67,687.3


 Other Assets, net of
 Liabilities (1%)                      746.4
                                   ---------

 Net Assets (100%)                 $68,433.7
                                   =========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purpose and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 619,542
   Unrealized depreciation       (212,353)
                                ---------
   Net unrealized appreciation  $ 407,189
                                =========

                       See notes to financial statements.

  Paydenfunds

GNMA Fund

Unaudited

The objective of the GNMA Fund is to realize a high level of total return con-sistent with preservation of capital. The Fund invests primarily in Government National Mortgage Association mortgage backed securities, which are debt secu-rities representing part ownership in a pool of mortgage loans backed by the U.S. Government.


Portfolio Composition

---------------------
GNMA              89%
Other Agency      10%
Cash Equivalents   1%
---------------------

Coupon Mix

----------
6.00%   3%
6.50%  25%
7.00%  43%
7.50%  16%
8.00%  13%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 7.79%
Since 8/27/99, 8.18%


  Statistics

  ------------------------------------
   Net Assets (in millions)     $113.4
   Number of Issues                 29
   Average Maturity          8.6 years
   SEC Yield                     7.16%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal      Security
 or Shares    Description      Value (000)
------------------------------------------
 Mortgage Backed Securities
 (113%)
 4,000,000 FHLMC #2236,
           7.02%, 10/15/24     $  3,997.0
 5,008,535 FHLMC, 1669 3A,
           7.03%, 7/15/20         5,003.4
   127,455 FNMA 1992-16 KC,
           7.00%, 11/25/00          126.9
 3,000,000 FNMA TBA,
           7.00%, 4/1/28 (b)      2,940.0
 3,644,220 GNMA #2631,
           7.00%, 8/20/28         3,573.6
 4,137,458 GNMA #2713,
           6.00%, 2/20/29         3,880.1
 5,178,325 GNMA #2729,
           6.50%, 3/20/29         4,976.0
 1,988,018 GNMA #2795,
           6.50%, 8/20/29         1,910.3
 7,705,766 GNMA #2809,
           7.00%, 9/20/29         7,556.4
 7,667,829 GNMA #2824,
           7.00%, 10/20/29        7,519.2


--------------------------------------------------------------------------------

 Principal        Security
 or Shares      Description       Value (000)
---------------------------------------------
  9,836,911 GNMA #2895,
            7.00%, 3/20/30        $  9,646.3
  3,156,958 GNMA #473017,
            6.50%, 7/15/29           3,048.4
  5,197,373 GNMA #473045,
            6.50%, 7/15/29           5,018.7
  7,298,265 GNMA #507768,
            6.50%, 4/15/29           7,047.4
  2,670,581 GNMA #780759,
            6.50%, 4/15/13           2,630.5
  2,615,176 GNMA #780852,
            6.50%, 9/15/13           2,575.9
  4,390,073 GNMA 1999-4,
            7.17%, 12/20/29          4,409.3
  2,000,000 GNMA TBA,
            6.50%, 6/1/29 (b)        1,930.6
  4,000,000 GNMA TBA,
            7.50%, 12/15/30 (b)      4,016.8
  5,500,000 GNMA TBA,
            7.50%, 8/15/27 (b)       5,518.9
 16,000,000 GNMA TBA,
            8.00%, 11/15/28 (b)     16,254.9



                                                               Annual Report

GNMA Fund continued

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  4,166,230 GNMA,
            7.07%, 11/16/29        $  4,179.1
  4,242,169 GNMA,
            7.17%, 11/16/29           4,265.5
  2,229,339 GNMA,
            7.32%, 6/16/26            2,239.1
 11,422,602 GNMA,
            7.50%, 11/15/29          11,465.4
  2,334,928 GNMA,
            6.50%, 6/15/29            2,254.7
                                   ----------
            Mortgage Backed
            Securities              127,984.4


 U.S Government Agency (13%)
  6,000,000 FHLMC Discount Note       5,997.9
  9,000,000 FHLMC Discount Note       8,956.8
                                   ----------
            U.S. Government
            Agency                   14,954.7


 Investment Companies (1%)
  1,000,726 Bunker Hill Money
            Market Fund *             1,000.7
                                   ----------
 Total (Cost - $142,798.5) (a)
 (127%)                             143,939.8


 Liabilities in excess of Other
 Assets (-27%)                      (30,537.8)
                                   ----------


 Net Assets (100%)                 $113,402.0
                                   ==========

* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $1,176,258
   Unrealized depreciation         (34,921)
                                ----------
   Net unrealized appreciation  $1,141,337
                                ==========

(b) Security was purchased on a delayed delivery basis.

                       See notes to financial statements.

  Paydenfunds

Investment Quality Bond Fund
Unaudited

The objective of the Investment Quality Bond Fund is to realize a high level of total return consistent with preservation of capital. In order to achieve these objectives the Investment Quality Bond Fund invests in a wide variety of in-vestment grade debt securities payable primarily in U.S. dollars.

Portfolio Composition

--------------------
Treasury/Agency  31%
Mortgage Backed  30%
Corporate        25%
Asset Backed     13%
Cash Equivalent   1%
--------------------

Credit Quality

--------------------
AAA              65%
AA                3%
A                12%
BBB              20%


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended Ocober 31, 2000
One Year, 4.38%
Five Year, 5.27%
Since 1/1/94, 5.29%


   Statistics

   ------------------------------------
    Net Assets (in millions)      $77.2
    Number of Issues                 43
    Average Maturity          9.6 years
    SEC Yield                     6.47%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (16%)
 3,000,000 Associates Credit
           Card Trust,
           6.96%, 9/18/06          $  3,001.0
 1,500,000 BA Master Credit Card
           Trust, 7.49%, 8/16/04
           (c)                        1,504.2
 2,300,000 Medallion Trust,
           6.88%, 12/18/31            2,300.0
   299,112 Navistar Financial
           Corp., 6.75%, 3/15/02        299.0
 1,485,748 Structured Asset
           Notes Transactions,
           7.16%, 10/28/03 (c)        1,447.1
 3,811,972 WFS Financial Owner
           Trust, 5.55%, 2/20/03      3,790.6
                                   ----------
           Asset Backed
           Securities                12,341.9

 Corporate Bonds (31%)
 1,000,000 Alcoa, Inc.,
           7.38%, 8/1/10              1,010.0
 1,000,000 AT&T Corp.,
           6.50%, 3/15/29               785.0
 1,000,000 BP Amoco Place,
           5.90%, 4/15/09               928.7
 1,500,000 Clear Channel
           Communications,
           7.25%, 9/15/03             1,486.9


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 1,500,000 Duke Capital Corp.,
           7.50%, 10/1/09          $ 1,507.5
 1,500,000 Edison Mission
           Energy,
           7.73%, 6/15/09            1,434.4
 1,000,000 Ford Motor Company,
           6.38%, 2/1/29               803.8
 1,000,000 Goldman Sachs Group
           Inc., 7.63%, 8/17/05      1,012.5
 1,750,000 International Paper
           Co.,
           8.00%, 7/8/03 (c)         1,778.4
 1,000,000 Koninklijke KPN NV,
           8.00%, 10/1/10              981.2
 1,500,000 News America
           Holdings,
           8.50%, 2/15/05            1,563.7
 1,500,000 Osprey Trust,
           7.80%, 1/15/03 (c)        1,500.0
 1,200,000 Phillips Pete,
           8.50%, 5/25/05            1,266.0
 1,500,000 Salomon, Inc.,
           7.08%, 7/23/01            1,501.7
 1,500,000 Sun Microsystems,
           Inc., 7.50%, 8/15/06      1,522.5
 1,200,000 TCI Communication,
           6.38%, 3/12/01            1,207.2


                                                               Annual Report

Investment Quality Bond Fund continued

Schedule of Investments - October 31, 2000
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
   500,000 Wachovia Corp.,
           7.45%, 7/15/05         $    505.6
 2,000,000 Wal-Mart Stores,
           7.55%, 2/15/30            2,075.0
 1,000,000 WorldCom Inc,
           8.25%, 5/15/10            1,036.3
                                  ----------
           Corporate Bonds          23,906.4

 Mortgage Backed Securities (37%)
 3,595,092 FNMA #323541,
           6.00%, 2/1/29             3,371.5
 1,600,000 FNMA Note,
           7.00%, 7/15/05            1,629.0
 1,100,000 FNMA TBA,
           6.00%, 9/1/15 (b)         1,058.7
 3,850,000 FNMA TBA,
           6.50%, 4/1/28 (b)         3,699.6
 8,000,000 FNMA TBA,
           7.00%, 4/1/28 (b)         7,840.0
 1,100,000 FNMA TBA,
           7.00%, 9/1/15 (b)         1,093.5
 2,000,000 GNMA #2781,
           6.50%, 7/20/29            1,921.9
 2,270,277 GNMA #448928,
           8.00%, 6/15/28            2,307.2
 1,697,642 GNMA #780743,
           8.00%, 12/15/26           1,726.3
 3,650,000 GNMA TBA,
           7.50%, 8/15/27 (b)        3,662.5
                                  ----------
           Mortgage Backed
           Securities               28,310.2

 U.S. Treasury (39%)
 4,570,000 U.S. Treasury Bond,
           6.25%, 8/15/23            4,714.1
   980,000 U.S. Treasury Note,
           5.63%, 05/15/08             966.1
 4,580,000 U.S. Treasury Note,
           6.13%, 11/15/27           4,682.2
 6,250,000 U.S. Treasury Note,
           6.63%, 5/15/07            6,506.1
 3,800,000 U.S. Treasury Note,
           6.75%, 5/15/05            3,939.5
 6,700,000 U.S. Treasury Note,
           7.50%, 2/15/05            7,109.6
 2,000,000 U.S. Treasury Note,
           5.50%,2/28/03             1,981.2
                                  ----------
           U.S. Treasury            29,898.8


-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Investment Companies (1%)
  754,751  Bunker Hill Money
           Market Fund *          $    754.8
                                  ----------

 Total (Cost--$95,174.4) (a)
 (123%)                             95,212.1

 Liabilities in excess of Other
 Assets (-23%)                     (17,968.9)
                                  ----------

 Net Assets (100%)                $ 77,243.2
                                  ==========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis.

(a) For federal income tax purposes, cost is $95,365,797 and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation      $ 528,789
   Unrealized depreciation       (683,195)
                                ---------
   Net unrealized depreciation  $(154,406)
                                =========

(b) Security was purchased on a delayed delivery basis.

(c) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                      See notes to financial statements.

  Paydenfunds

Total Return Fund

Unaudited
The objective of the Total Return Fund is to realize a high level of total re-turn consistent with preservation of capital. The Fund invests in a wide vari-ety of debt instruments and income-producing securities, payable both in U.S. dollars and foreign currencies. The Total Return Fund generally invests in in-vestment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Portfolio Composition

---------------------
Treasury/Agency   29%
Corporate         25%
Mortgage Backed   23%
Foreign           10%
Asset Backed       7%
Commercial Paper   3%
Cash Equivalent    3%
---------------------

Credit Quality

---------------------
AAA               50%
AA                 3%
A                 15%
BBB               14%
BB or below       18%


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 5.60%
Three Year, 4.58%
Since 12/9/96, 5.36%


   Statistics

   ----------------------------
    Net Assets           $310.3
    Number of Issues        127
    Average Maturity  9.3 years
    SEC Yield             6.98%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (8%)
  8,000,000 Associates Credit
            Card Trust,
            6.96%, 9/18/06         $  8,002.6
     28,855 Chase Manhattan,
            6.40%, 7/16/01               28.9
  3,000,000 Citibank Credit
            Card,
            5.75%, 1/15/03            2,992.8
  3,000,000 Evergreen Funding,
            8.18%, 11/15/10 (c)       1,350.0
  2,180,000 Los Angeles Funding,
            7.66%, 12/15/26 (c)       2,103.7
  7,500,000 Medallion Trust,
            6.88%, 12/18/31           7,500.0
    742,873 Structured Asset
            Notes Transactions,
            7.16%, 10/28/03 (c)         723.6
  2,744,620 WFS Financial Owner
            Trust,
            5.55%, 2/20/03            2,729.2
                                   ----------
            Asset Backed
            Securities               25,430.8

 Commercial Paper (4%)
  7,000,000 GE Capital Corp. CP,
            6.45%, 11/29/00           7,000.0
  6,500,000 Goldman Sachs CP,
            6.55%, 1/11/01            6,416.0
                                   ----------
            Commercial Paper         13,416.0

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Corporate Bonds (32%)
    750,000 Adelphia
            Communications,
            10.88%, 10/1/10        $    701.2
    400,000 Allied Waste of
            North America,
            7.88%, 1/1/09               345.0
    850,000 AES Corp.,
            9.50%, 6/1/09               864.9
    400,000 AK Steel Corp.,
            7.88%, 2/15/09              359.0
    400,000 American Standard,
            7.38%, 2/1/08               370.0
    375,000 Argosy Gaming,
            10.75%, 6/1/09              392.8
  3,000,000 AT&T Corp.,
            6.50%, 3/15/29            2,355.0
  3,000,000 Bear Stearns
            Company, Inc.,
            7.63%, 2/1/05             3,007.5
  3,000,000 BSCH Issuance
            Limited,
            7.63%, 9/14/10            2,962.5
    700,000 Calpine Corp.,
            8.75%, 7/15/07              686.0
    550,000 Charter
            Communication
            Holdings LLC,
            8.63%, 4/1/09               495.0

                                                               Annual Report

Total Return Fund continued
Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description        Value (000)
---------------------------------------------------
  3,000,000 CIT Holdings LLC,
            7.13%, 12/17/03             $  2,928.7
  3,000,000 Citigroup Inc.,
            7.25%, 10/1/10                 2,977.5
  3,000,000 Clear Channel
            Communications,
            7.25%, 9/15/03                 2,973.7
  2,000,000 Coastal Corp.,
            7.75%, 6/15/10                 2,025.0
  2,000,000 Con Edison,
            7.15%, 12/1/09                 1,940.0
  1,500,000 ConAgra Inc.,
            7.50%, 9/15/05                 1,513.1
    700,000 CSC Holdings, Inc.,
            8.13%, 7/15/09                   681.6
    350,000 D.R. Horton, Inc.,
            8.00%, 2/1/09                    309.8
  3,000,000 Dominion Resources,
            7.63%, 7/15/05                 3,026.3
  1,525,000 Echostar DBS Corp.,
            9.38%, 2/1/09                  1,500.2
  3,000,000 Enron Corp.,
            6.63%, 11/15/05                2,932.5
    500,000 Exodus
            Communications,
            10.75%, 12/15/09                 450.0
    400,000 Flag LTD,
            8.25%, 1/30/08                   328.0
    500,000 Flextronics
            International,
            9.88%, 7/1/10 (c)                505.0
  3,000,000 Ford Motor Company,
            7.45%, 7/16/31                 2,763.8
    650,000 Global Crossing
            Holding LTD,
            9.50%, 11/15/09                  619.1
    800,000 Harrahs Operating Co.,
            7.88%, 12/15/05                  774.0
    750,000 HMH Properties,
            7.88%, 8/1/08                    690.0
    350,000 Hollywood Park,
            9.25%, 2/15/07                   373.6
  3,000,000 International Paper Co.,
            8.00%, 7/8/03 (c)              3,048.8
    600,000 Kaufman & Broad Home
            Corp.,
            9.63%, 11/15/06                  591.0
    500,000 Kpnqwest,
            8.13%, 6/1/09                    445.0
    700,000 Level 3
            Communications,
            9.13%, 5/1/08                    565.3
    750,000 Lyondell Chemical Co.,
            9.88%, 5/1/07                    729.4
    750,000 Mandalay Resort
            Group,
            9.25%, 12/1/05                   740.6
  4,000,000 MBNA Corp.,
            6.15%, 10/1/03                 3,855.0
    750,000 MGM Grand Inc.,
            9.75%, 6/1/07                    778.1
    400,000 Nextel
            Communications,
            0.00%, 10/31/07 (d)              308.0
    450,000 Northwest Airlines, Inc.,
            8.52%, 4/7/04                    435.9
    450,000 NTL, Inc.,
            10.00%, 2/15/07                  391.5

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  3,000,000 Osprey Trust,
            7.80%, 1/15/03 (c)     $  3,000.0
    500,000 Pogo Producing,
            10.38%, 2/15/09             523.1
    800,000 Pogo Producing,
            8.75%, 5/15/07              776.0
  3,000,000 Raytheon Co.,
            5.70%, 11/1/03            2,883.7
  3,000,000 Salomon, Inc.,
            7.08%, 7/23/01            3,003.5
    225,000 Salomon, Inc.,
            6.63%, 11/30/00             225.0
    500,000 Sinclair
            Broadcasting,
            9.00%, 7/15/07              445.0
  2,000,000 Standard Chartered,
            7.15%, 12/29/49           1,300.0
    800,000 Sterling Chemicals,
            Inc.,
            12.38%, 7/15/06             770.0
  2,000,000 Sun Microsystems,
            Inc.,
            7.65%, 8/15/09            2,022.5
  2,000,000 Sun Microsystems,
            Inc.,
            7.50%, 8/15/06            2,030.0
  3,500,000 TCI Communication,
            6.38%, 3/12/01            3,521.0
  1,000,000 Time Warner, Inc.,
            6.10%, 12/30/01 (c)         985.0
  2,500,000 TRW, Inc.,
            7.13%, 6/1/09             2,328.1
  1,500,000 Unilever Capital
            Corp.,
            7.13%, 11/1/10            1,483.1
  4,000,000 Viacom Inc.,
            7.70%, 7/30/10            4,075.0
  3,000,000 Visteon Corp.,
            7.95%, 8/1/05             2,996.3
  5,700,000 Vodafone Airtouch
            PLC,
            7.75%, 2/15/10 (c)        5,806.9
  3,000,000 Wal-Mart, Inc.,
            7.55%, 2/15/30            3,112.5
  1,400,000 Wells Fargo Bank,
            7.55%, 6/21/2010          1,415.8
    875,000 WMX Technologies,
            6.38%, 12/1/03              826.9
    500,000 Young Broadcasting,
            8.75%, 6/15/07              450.0
                                   ----------
            Corporate Bonds          97,718.8

 Foreign Bonds (10%)
    500,000 Argentina Government
            Bond, 11.75%, 4/7/09        436.3
    504,000 Argentina Government
            Bond,
            7.63%, 3/31/05              441.0
  3,500,000 Austria Government
            Bond,
            3.40%, 10/20/04           2,765.7
  2,770,673 Brazil C-
            Bond, 8.00%,
            4/15/14                   2,069.0
  1,000,000 Brazil Government
            Bond,
            11.00%, 8/17/40             760.0
  1,540,000 Brazil Government
            Bond,
            7.63%, 4/15/06            1,401.4
  1,500,000 Bulgaria Government
            Bond,
            3.00%, 7/28/12            1,074.4


  Paydenfunds

Total Return Fund

Schedule of Investments - October 31, 2000
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
    700,000 Cablevision,
            13.75%, 4/30/07        $    553.0
  1,000,000 Cho Hung-Panhandle
            Royalty Co., 11.50%,
            4/1/10 (c)                  956.2
  3,200,000 France Government
            Bond,
            5.50%, 10/25/07           2,750.2
    750,000 Globo Communicacoes,
            10.50%, 12/20/06 (e)        650.6
    750,000 Hanvit Bank,
            11.75%, 3/1/10 (c)          719.1
    750,000 Innova SA,
            12.88%, 4/1/07              677.8
  3,000,000 Koninklijke KPN NV,
            8.00%, 10/1/10 (c)        2,943.7
    500,000 Morocco Government
            Bond,
            7.75%, 1/1/09               434.7
    650,000 Multicanal SA,
            13.13%, 4/15/09             565.5
    700,000 Panama Government
            Bond,
            10.75%, 5/15/20             681.1
    750,000 Pemex Project
            Funding Master,
            9.13%, 10/13/10 (c)         727.5
    300,000 Philippine Long
            Distance,
            10.50%, 4/15/09             255.0
    600,000 Philippines
            Government Bond,
            9.88%, 1/15/19              447.0
 10,000,000 Poland Government
            Bond,
            8.50%, 2/12/05            1,683.1
    270,000 PTC International
            Finance II SA,
            11.25%, 12/1/09             243.0
    500,000 Russian Federation,
            11.75%, 6/10/03 (e)         478.8
  1,250,000 Russian Federation,
            10.00%, 6/26/07 (e)         935.9
  1,000,000 Russian Federation,
            12.75%, 6/24/28 (e)         843.7
  2,260,000 Russian Federation,
            2.50%, 3/31/30 (e)          841.9
    750,000 Sanluis Corp. SA,
            8.88%, 3/18/08 (e)          686.3
    500,000 Slovak Wireless
            Financial Co.,
            11.25%, 3/30/07 (c)         392.0
    500,000 South Africa
            Government Bond,
            9.13%, 5/19/09              487.5
    375,000 Turkey Government
            Bond,
            12.38%, 6/15/09             376.9
    750,000 United Mexican
            States,
            6.25%, 12/31/19             660.0
    750,000 United Mexican
            States,
            9.88%, 2/1/10               780.0
  1,607,130 Venezuela Government
            Bond,
            7.88%, 12/18/07           1,344.0
                                   ----------
            Foreign Bonds            31,062.3

 Mortgage Backed Securities (29%)
  8,538,343 FNMA #323541,
            6.00%, 2/1/29             8,007.3
  1,639,682 FNMA #551775,
            6.00%, 9/1/29             1,537.7
  6,000,000 FNMA 2000-40 F,
            7.12%, 12/25/22           6,038.4

-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  3,200,000 FNMA Note,
            7.00%, 7/15/05         $  3,258.0
  3,600,000 FNMA TBA,
            6.00%, 9/1/15 (b)         3,465.0
 11,700,000 FNMA TBA,
            6.50%, 4/1/28 (b)        11,242.9
 24,900,000 FNMA TBA,
            7.00%, 4/1/28 (b)        24,402.0
  3,600,000 FNMA TBA,
            7.00%, 9/1/15 (b)         3,578.6
  4,900,000 GNMA #2781,
            6.50%, 7/20/29            4,708.6
  3,849,865 GNMA #449601,
            8.00%, 6/15/27            3,912.4
 11,800,000 GNMA TBA,
            7.5%, 8/15/27 (b)        11,840.5
  7,000,000 GNMA TBA,
            8.00%, 11/15/28 (b)       7,111.5
                                   ----------
            Mortgage Backed
            Securities               89,102.9

 U.S. Treasury (36%)
 15,400,000 U.S. Treasury Bond,
            6.25%, 8/15/23           15,885.7
  2,300,000 U.S. Treasury Bond,
            6.50%, 11/15/26           2,459.5
 23,940,000 U.S. Treasury Note,
            5.63%, 5/15/08           23,600.1
 15,400,000 U.S. Treasury Note,
            6.13%, 11/15/27          15,743.6
 14,000,000 U.S. Treasury Note,
            6.63%, 5/15/07           14,573.7
 12,400,000 U.S. Treasury Note,
            6.75%, 5/15/05           12,855.2
 10,800,000 U.S. Treasury Note,
            7.50%, 2/15/05           11,460.2
 17,000,000 U.S. Treasury Note,
            5.50%, 2/28/03           16,840.0
                                   ----------
            U.S. Treasury           113,418.0

 Investment Companies (5%)
 14,463,923 Bunker Hill Money
            Market Fund *            14,463.9
                                   ----------

 Total (Cost - $387,102.6) (a)
 (124%)                             384,612.7

 Liabilities in excess of Other
 Assets (-24%)                      (74,362.6)
                                   ----------

 Net Assets (100%)                 $310,250.1
                                   ==========

* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis.

(a) For federal income tax purposes, cost is $387,141,284, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation      $ 3,075,978
   Unrealized depreciation       (5,604,559)
                                -----------
   Net unrealized depreciation  $(2,528,581)
                                ===========

                                                               Annual Report

Total Return Fund continued

(b) Security was purchased on a delayed delivery basis.

(c) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d) Step bond coupon rates increase in increments to maturity. Rate shown is as of October 31, 2000.

(e) Certain conditions for public sale may exist.

Open Forward Currency Contracts

Delivery                                Contract      Contract        Unrealized
Date            Currency                 Price         Value        (Depreciation)
----------------------------------------------------------------------------------
Liabilities:
11/27/00        Polish Zloty (sell)     4.74970      $1,810,641       $ (22,950)
11/30/00        Euro (sell)             1.20729       5,632,440        (138,720)
11/30/00        Euro (sell)             1.20795         289,747          (7,298)
                                                     ----------       ---------
                                                     $7,732,828       $(168,968)
                                                     ==========       =========

                       See notes to financial statements.

  Paydenfunds

High Income Fund
Unaudited

The objective of the High Income Fund is to realize a high level of current in-come while providing for capital appreciation by investing in a diversified portfolio of below investment grade bonds. The Fund invests at least 65% of its total assets in below investment grade bonds.

Portfolio Composition

-----------------------------
Corporate                 88%
Foreign Government Bonds   4%
Cash Equivalent            4%
U.S. Treasury              2%
Preferred Stock            1%
Asset Backed               1%
-----------------------------

Credit Quality
-----------------------------

AAA                        7%
BBB                        1%
BB                        35%
B or below                57%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended Ocober 31, 2000
One Year, 0.59%
Since 12/30/97, 2.63%


    Statistics

    ------------------------------------
     Net Assets (in millions)     $139.5
     Number of Issues                127
     Average Maturity          7.8 years
     SEC Yield                    10.56%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (1%)
   250,000 Ford 98 A Class D,
           7.50%, 5/16/03 (b)      $    250.3
 1,000,000 Ford 98 B Class E,
           7.50%, 11/15/03            1,001.5
                                   ----------
           Asset Backed
           Securities                 1,251.8

 Foreign Bonds (4%)
 1,500,000 Brazil Global Bond,
           10.13%, 5/15/27            1,125.0
 1,500,000 Bulgaria Government
           Bond,
           6.06%, 7/28/24             1,125.0
   750,000 Panama Government
           Bond,
           10.75%, 5/15/20              729.7
 1,000,000 Philippine Government
           Bond,
           9.88%, 3/16/10               847.5
 2,500,000 Poland Government
           Bond,
           8.50%, 2/12/05               420.8
 1,000,000 Unites Mexican
           States,
           8.50%, 2/1/06                981.9
                                   ----------
           Foreign Bonds              5,229.9

 Preferred Stock (1%)
       500 First Republic
           Capital Corp. (b)            440.0


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
    13,616 Granite Broadcasting
           Preferred              $  1,062.0
                                  ----------
           Preferred Stock           1,502.0

 Corporate Bonds (86%)
 Basic Materials (7%)
 1,100,000 AK Steel Corp.,
           9.13%, 12/15/06           1,078.0
 1,250,000 California Steel
           Industry,
           8.50%, 4/1/09             1,100.0
 1,750,000 Lyondell Chemical
           Co.,
           9.88%, 5/1/07             1,701.9
 1,350,000 Pacifica Papers,
           Inc.,
           10.00%, 3/15/09           1,346.6
 1,350,000 Packaging Corp. of
           America,
           9.63%, 4/1/09             1,377.0
 1,250,000 Polymer Group,
           9.00%, 7/1/07               900.0
   250,000 Ryerson Tull, Inc.,
           8.50%, 7/15/01              249.6
 1,250,000 Sterling Chemicals,
           Inc.,
           12.38%, 7/15/06           1,203.1
 1,000,000 WCI Steel, Inc.,
           10.00%, 12/1/04             811.2
                                  ----------
           Basic Materials           9,767.4


                                                               Annual Report

High Income Fund continued
Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Building & Construction (5%)
 1,000,000 Albecca, Inc.,
           10.75%, 8/15/08         $    896.2
 1,250,000 Building Materials
           Corp.,
           8.00%, 12/1/08               362.5
 1,200,000 D.R. Horton, Inc.,
           8.00%, 2/1/09              1,062.0
 1,700,000 Kaufman & Broad Home
           Corp.,
           9.63%, 11/15/06            1,674.5
 1,250,000 LLS Corp.,
           11.63%, 8/1/09             1,112.5
 1,500,000 Ryland Group,
           9.75%, 9/1/10              1,486.9
                                   ----------
           Building &
            Construction              6,594.6

 Cable Systems (6%)
 1,500,000 Adelphia
           Communications,
           7.875, 5/1/2009            1,185.0
 1,000,000 Cablevision,
           13.75%, 4/30/07 (b)          790.0
 1,500,000 Charter Communication
           Holdings LLC,
           8.625%, 4/1/09             1,350.0
 1,250,000 Classic Cable, Inc.,
           10.50%, 3/1/10             1,031.3
 1,600,000 Rogers
           Communications,
           8.875%, 7/15/07            1,584.0
 1,100,000 Time Warner Telecom
           LLC,
           9.75%, 7/15/08               973.5
 1,000,000 United Pan Europe,
           11.25%, 2/1/10               635.6
   350,000 United Pan-Europe
           Communication,
           11.25%, 2/1/10               262.5
 1,000,000 Winstar
           Communications, Inc.,
           12.75%, 4/15/10 (b)          610.2
   500,000 Winstar
           Communications, Inc.,
           12.75%, 4/15/10 (b)          360.0
                                   ----------
           Cable Systems              8,782.1

 Consumer Cyclicals (4%)
 1,000,000 Bally Total Fitness,
           9.88%, 10/15/07 (b)          930.0
 1,250,000 HMH Properties,
           7.88%, 8/1/08              1,150.0
   200,000 K-Mart Corp.,
           8.38%, 12/1/04               170.0
 1,000,000 Prime Hospitality
           Corp.,
           9.75%, 4/1/07              1,002.5
   500,000 Prime Hospitality,
           9.25%, 1/15/06               498.8
 1,500,000 Starwood Hotels &
           Resorts,
           6.75%, 11/15/05            1,402.5
                                   ----------
           Consumer Cyclicals         5,153.8

 Consumer Non-Cyclicals (6%)
 1,100,000 Chiquita Brands
           International,
           10.00%, 6/15/09              544.5
 1,000,000 Dominos, Inc.,
           10.38%, 1/15/09              910.0
 1,500,000 Fresenius Medical,
           7.88%, 2/1/08              1,402.5


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,250,000 HCA-The Healthcare
           Co.,
           7.25%, 5/20/08          $  1,164.1
 1,000,000 Healthsouth Corp.,
           10.75%, 10/1/08 (b)        1,006.2
 1,100,000 Lifepoint Hospitals
           Holding,
           10.75%, 5/15/09            1,174.2
 1,200,000 Tenet Healthcare
           Corp.,
           9.25%, 9/1/10              1,257.0
   750,000 Triad Hospitals
           Holdings,
           11.00%, 5/15/09              781.9
                                   ----------
           Consumer Non-
            Cyclicals                 8,240.4

 Energy (9%)
 1,700,000 AES Corp.,
           9.50%, 6/1/09              1,729.7
 1,000,000 Calpine Corp.,
           9.25%, 2/1/04                998.8
 2,000,000 CMS Energy Corp.,
           9.88%, 10/15/07            2,005.0
   300,000 Gulf Canada Resources
           Limited,
           9.25%, 1/15/04               303.0
 1,400,000 Nuevo Energy Co.,
           9.50%, 6/1/08              1,400.0
 1,500,000 Ocean Energy, Inc.,
           8.88%, 7/15/07             1,515.0
 1,350,000 Orion Power Holdings,
           Inc.,
           12.00%, 5/1/10 (b)         1,431.0
   750,000 Pogo Producing,
           10.38%, 2/15/09              784.7
 1,000,000 Pogo Producing,
           8.75%, 5/15/07               970.0
 1,000,000 R&B Falcon Corp.,
           9.50%, 12/15/08            1,060.0
                                   ----------
           Energy                    12,197.2

 Financials (2%)
   750,000 GS Escrow Corp.,
           7.71%, 8/1/03                718.2
 1,500,000 Hanvit Bank,
           11.75%, 3/1/10 (b)         1,438.1
                                   ----------
           Financials                 2,156.3

 Gaming (10%)
 1,000,000 Anchor Gaming,
           9.88%, 10/15/08 (b)        1,011.2
 1,100,000 Argosy Gaming,
           10.75%, 6/1/09             1,152.2
 1,100,000 Boyd Gaming Corp.,
           9.50%, 7/15/07             1,001.0
 1,700,000 Harrahs Operating
           Co.,
           7.88%, 12/15/05            1,644.7
   200,000 Hollywood Park,
           9.25%, 2/15/07               213.5
 1,350,000 Horseshoe Gaming,
           9.38%, 6/15/07             1,343.3
 1,600,000 International Game
           Technology,
           8.38%, 5/15/09             1,556.0
 1,000,000 Mandalay Resort
           Group,
           10.25%, 8/1/07             1,025.0



  Paydenfunds

High Income Fund

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   700,000 Mandalay Resort
           Group,
           9.25%, 12/1/05          $    691.3
 1,000,000 MGM Grand, Inc.,
           9.75%, 6/1/07              1,037.5
 1,475,000 Park Place
           Entertainment,
           9.38%, 2/15/07             1,489.7
 1,450,000 Premier Parks, Inc.,
           9.25%, 4/1/06              1,326.8
 1,000,000 Station Casinos,
           8.88%, 12/1/08               960.0
                                   ----------
           Gaming                    14,452.2

 Industrial (9%)
   550,000 Allied Waste of North
           America,
           10.00%, 8/1/09               468.9
 1,500,000 American Standard,
           7.38%, 2/1/08              1,387.5
 1,350,000 Ball Corp.,
           7.75%, 8/1/06              1,289.3
   850,000 BE Aerospace,
           8.00%, 3/1/08                774.6
 1,350,000 Fisher Scientific
           International,
           9.00%, 2/1/08              1,228.5
 1,500,000 Flextronics
           International,
           9.88%, 7/1/10 (b)          1,515.0
 1,400,000 K&F Industries,
           9.25%, 10/15/07            1,338.8
   950,000 Owens-Ill
           Incorporated,
           7.85%, 5/15/04               712.5
 1,250,000 Pierce Leahy,
           8.13%, 5/15/08             1,162.5
 1,700,000 Scotts Co.,
           8.63%, 1/15/09 (b)         1,627.7
   750,000 Tembec Industries,
           Inc.,
           8.63%, 6/30/09               731.3
 1,500,000 Vantico Group SA,
           12.00%, 8/1/10             1,042.4
                                   ----------
           Industrial                13,279.0

 Multimedia (7%)
 1,000,000 Ackerly,
           9.00%, 1/15/09               920.0
 1,350,000 Cadmus Communication
           Corp.,
           9.75%, 6/1/09              1,329.8
 1,500,000 Chancellor Media,
           8.13%, 12/15/07            1,507.5
 1,500,000 CSC Holdings, Inc.,
           8.13%, 7/15/09             1,460.6
 1,000,000 Cumulus Media,
           10.38%, 7/1/08               810.0
   350,000 Granite Broadcasting,
           8.88%, 5/15/08               231.0
 1,750,000 Lamar Media Corp.,
           8.63%, 9/15/07             1,715.0
 1,000,000 Primedia, Inc.,
           7.63%, 4/1/08                900.0
 1,150,000 Young Broadcasting,
           8.75%, 6/15/07             1,035.0
                                   ----------
           Multimedia                 9,908.9

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Telecommunications (20%)
 1,350,000 360Networks Inc,
           13.00%, 5/1/08         $  1,134.0
 1,000,000 Alestra SA,
           12.63%, 5/15/09             847.5
 1,000,000 Clearnet
           Communications,
           0.00%, 12/15/05 (c)       1,053.7
 1,000,000 Covad Communications
           Group,
           12.00%, 2/15/10             480.0
 1,500,000 Crown Castle
           International Corp.,
           10.75, 8/1/11             1,537.5
 1,250,000 Echostar Broadband
           Corp.,
           10.38%, 10/1/07 (b)       1,253.1
   750,000 Slovak Wireless
           Financial Co.,
           11.25%, 3/30/07 (b)         588.0
 1,000,000 Exodus
           Communications,
           10.75%, 12/15/09            900.0
 1,500,000 Flag LTD,
           8.25%, 1/30/08            1,230.0
 1,500,000 Global Crossing
           Holding LTD,
           9.50%, 11/15/09           1,428.8
 1,500,000 Innova S De R.L.,
           12.88%, 4/1/07            1,355.6
   850,000 Kpnqwest,
           8.13%, 6/1/09               756.5
 1,500,000 Level 3
           Communications,
           9.13%, 5/1/08             1,211.3
 1,250,000 McLeodUSA, Inc.,
           9.25%, 7/15/07            1,150.0
 1,500,000 Nextel
           Communications,
           0.00%, 10/31/02 (c)       1,155.0
 1,250,000 Nextlink
           Communications,
           10.75%, 11/15/08          1,100.0
 1,200,000 NTL, Inc.,
           10.00%, 02/15/07          1,044.0
 1,350,000 Ono Finance PLC,
           14.00%, 7/15/10 (b)         892.4
 1,500,000 Pinnacle Holdings,
           0.00%, 3/15/08 (c)          866.2
 1,250,000 Price Communications
           Wireless, Inc.,
           9.13%, 12/15/06           1,251.6
 1,000,000 Primus Telecomm
           Group,
           11.25%, 1/15/09             500.0
 1,250,000 Psinet, Inc.,
           10.50%, 12/1/06             600.0
   600,000 PTC International
           Finance II SA,
           11.25%, 12/1/09             540.0
 1,250,000 RCN Corp.,
           10.13%, 1/15/10             875.0
 1,150,000 Sinclair
           Broadcasting,
           9.00%, 7/15/07            1,023.5
 1,500,000 Telecorp PCS, Inc.,
           10.63%, 7/15/10 (b)       1,496.2
 1,500,000 Williams
           Communication,
           10.88%, 10/1/09           1,267.5
                                  ----------
           Telecommunications       27,537.4

 Transportation (1%)
 1,000,000 Atlas Air, Inc.,
           9.25%, 4/15/08              970.0


                                                               Annual Report

High Income Fund continued

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 1,100,000 Northwest Airlines,
           Inc.,
           8.52%, 4/7/04          $  1,065.6
                                  ----------
           Transportation            2,035.6

           Corporate Bonds         120,104.9

 U.S. Treasury (1%)
   500,000 U.S. Treasury Note,
           5.88%, 11/15/04             500.2
 1,500,000 U.S. Treasury Note,
           6.50%, 2/28/02            1,505.7
                                  ----------
           U.S. Treasury             2,005.9

 Investment Companies (4%)
 5,695,284 Bunker Hill Money
           Market Fund *             5,695.3
                                  ----------

 Total (Cost - $146,563.4) (a)
 (97%)                             135,789.8

 Other Assets, net of Liabilities
 (3%)                                3,701.1
                                  ----------

 Net Assets (100%)                $139,490.9
                                  ==========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for Federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation    $    860,714
   Unrealized depreciation     (11,634,325)
                              ------------
   Net unrealized
    depreciation              $(10,773,611)
                              ============

(b) Security exempt from registration under Rule 144(b) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Step bond coupon rates increase in increments to maturity. Rate shown is as of October 31, 2000.

Open Forward Currency Contracts

Delivery                              Contract        Contract          Unrealized
Date             Currency              Price           Value          (Depreciation)
------------------------------------------------------------------------------------
Liabilities:
11/30/00         Euro (sell)          1.20795        $4,122,693         $(103,833)
11/27/00         Polish (Zloty)       4.74970           452,660            (5,738)
                                                     ----------         ---------
                                                     $4,575,353         $(109,571)
                                                     ==========         =========

                       See notes to financial statements.

  Paydenfunds

Short Duration Tax Exempt Fund
Unaudited

The objective of the Short Duration Tax Exempt Fund is to earn federal tax-free income, by investing in debt obligations which are exempt from federal income tax, consistent with preservation of capital. The Fund generally invests in in-vestment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Portfolio Composition

------------------------------
Insured Bonds              51%
General Obligations Bonds  25%
Revenue Bonds              12%
Pre-Refunded Bonds          8%
Cash Equivalent             4%
------------------------------

Credit Quality

------------------------------
AAA                        57%
AA                         14%
A                          11%
BBB                        18%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 4.18%
Three Year, 3.66%
Five Year, 3.76%
Since 9/1/94, 3.94%


   Statistics

   ------------------------------------
    Net Assets (in millions)      $13.4
    Number of Issues                 30
    Average Maturity          2.6 years
    SEC Yield                     4.22%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 General Obligations (54%)
   400,000 City of Knoxville, TN
           Bond Anticipation
           Notes,
           5.00%, 6/1/02            $   403.5
   500,000 City of Manhattan,
           KS,
           4.75%, 12/15/01              500.1
   565,000 Clark Co., NV School
           Dist. (MBIA),
           5.25%, 6/15/02               572.8
   500,000 Denver, CO City &
           Co.,
           6.38%, 8/1/03,
           Prerefunded 8/1/01           512.3
     5,000 District of Columbia
           (MBIA),
           6.60%, 6/1/03                  5.1
   370,000 Dodge, KS Unified
           School Dist. #443
           (FSA),
           8.25%, 9/1/03                405.2
   500,000 Florida State Board
           of Education Capital
           Outlay,
           5.00%, 6/1/03                506.3
   410,000 Florida State Dept.
           of Trans. (MBIA),
           5.70%, 7/1/11,
           Prerefunded 7/1/05           433.6
   780,000 Lewisville, TX Indpt
           School Dist. (PSFG),
           6.25%, 8/15/04               802.4

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   220,000 Lewisville, TX Indpt.
           School Dist. (PSFG),
           6.25%, 8/15/04,
           Prerefunded 8/15/02      $   226.9
   500,000 Mississippi State
           General Obligation,
           5.20%, 12/15/01              503.8
   500,000 New York, NY,
           7.50%, 8/15/20,
           Prerefunded 8/15/04          556.3
   300,000 Ohio State General
           Obligation,
           5.00%, 2/1/03                303.8
   500,000 Snohomish Co., WA
           Everett School Dist.
           #002 (MBIA),
           7.00%, 12/1/01               513.6
 1,000,000 Washington State,
           6.60%, 2/1/02              1,025.0
                                    ---------
           General Obligations        7,270.7

 Revenue (40%)
 Electric & Gas (4%)
   500,000 Massachusetts
           Municipal Wholesale
           Electric, 6.38%,
           7/1/01                       505.5

 Health Care (8%)
   500,000 Massachusetts State
           Health & Educational
           Facilities,
           5.00%, 7/1/01                501.4


                                                               Annual Report

Short Duration Tax Exempt Fund continued

Schedule of Investments - October 31, 2000
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   615,000 Philadelphia, PA
           Hospitals & Higher
           Ed. Facs. Auth.,
           5.00%, 11/15/00          $   614.9
                                    ---------
           Health Care                1,621.8

 Pollution Control (4%)
   500,000 Illinois Development
           Finance Authority
           (MBIA),
           7.25%, 6/1/11                517.5
 Transportation (6%)
   500,000 New Jersey State
           Transit Corp.
           (AMBAC),
           5.00%, 2/1/03                503.1
   300,000 Wisconsin State
           Transportation
           Revenue (MBIA),
           6.25%, 7/1/02                308.6
                                    ---------
           Transportation               811.7

 Water & Sewer (18%)
   400,000 City of Houston, TX
           Water & Sewer (MBIA),
           6.20%, 12/1/23,
           Prerefunded 12/1/05          429.0
   350,000 MA State Water
           Resources Auth.
           (MBIA),
           6.25%, 11/1/10               367.5
   290,000 OH State Water
           Develop. Auth.
           (AMBAC),
           6.00%, 12/1/08               302.3
   210,000 OH State Water
           Develop. Auth.
           (AMBAC),
           6.00%, 12/1/08,
           Prerefunded 12/1/04          221.8
   500,000 So. Carolina Public
           Svc. Auth. (AMBAC),
           6.10%, 7/1/27,
           Prerefunded 7/1/02           523.1
   500,000 Washington Co., OR
           Uni. Sewer (AMBAC),
           6.13%, 10/1/12,
           Prerefunded 10/1/04          528.1
                                    ---------
           Water & Sewer              2,371.8
                                    ---------
           Revenue                    5,322.8

-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Investment Companies (1%)
    63,506 Dreyfus Tax Exempt
           Cash Management Fund    $    63.5

 Variable Rate Demand Notes (3%)
   400,000 Raleigh Durham, NC
           Airport
           Authority,
           3.55%, 11/1/15              400.0
   100,000 Southwest Higher
           Education Authority,
           TX
           3.40%, 7/1/15               100.0
                                   ---------
           Variable Rate Demand
           Notes                       500.0
                                   ---------
 Total (Cost - $13,151.4) (a)
 (98%)                              13,157.0
 Other Assets, net of Liabilities
 (2%)                                  220.0
                                   ---------
 Net Assets (100%)                 $13,377.0
                                   =========

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 31,425
   Unrealized depreciation       (25,842)
                                --------
   Net unrealized appreciation  $  5,583
                                ========

  AMBAC:Ambac Assurance Corporation
  FGIC:Financial Guaranty Insurance Company
  MBIA:MBIA Insurance Corp.
  PSFG:Permanent School Fund Guarantee

                      See notes to financial statements.

  Paydenfunds

Tax Exempt Bond Fund
Unaudited

The objective of the Tax Exempt Bond Fund is to earn federal tax-free income by investing in debt obligations which are exempt from federal income tax, consis-tent with preservation of capital. The Fund generally invests in investment grade debt securities, but may invest up to 25% of its assets in below invest-ment grade securities.

Portfolio Composition

------------------------------
General Obligations Bonds  44%
Insured Bonds              22%
Revenue Bonds              20%
Pre-Refunded Bonds         10%
Cash Equivalent             4%
------------------------------

Credit Quality

------------------------------
AAA                        57%
AA                         31%
A                           3%
BBB                         9%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 6.70%
Three Year, 4.00%
Five Year, 4.56%
Since 12/21/93, 3.95%


  Statistics

  -------------------------------------
   Net Assets (in millions)       $24.8
   Number of Issues                  29
   Average Maturity          10.0 years
   SEC Yield                      4.57%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 General Obligations (54%)
 Limited (3%)
   700,000 Clark Co., NV School
           Dist. (MBIA), 5.88%,
           6/15/13, Prerfunded
           6/15/05                  $   742.9

 Unlimited (51%)
 1,000,000 Anderson Co., SC
           School Dist. #002,
           5.25%, 3/1/21                970.0
 1,000,000 Berkeley Co., SC
           School Dist.,
           5.00%, 4/1/20                941.2
   500,000 Berkeley Co., SC
           School Dist.,
           5.38%, 4/1/11                518.8
 1,500,000 Florida State Board
           of Education Capital
           Outlay,
           5.75%, 06/01/12            1,597.5
 1,150,000 Fort Bend, TX
           Independent School
           Dist. (PSFG),
           5.00%, ETM 2/15/17         1,104.0
 1,000,000 Fort Worth, TX
           Independent School
           Dist. (PSFG),
           0.00%, 2/15/06               773.8
 1,000,000 Georgia State General
           Obligation,
           5.00%, 3/01/13               998.7

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 1,000,000 Glendale, AZ,
           5.30%, 7/1/12           $ 1,026.2
   495,000 Honolulu, HI City &
           Co.,
           5.00%, 10/1/02              500.0
     5,000 Honolulu, HI City &
           Co.,
           5.00%, ETM 10/1/02            5.1
 1,000,000 Minnesota State
           General Obligation,
           5.50%, 6/1/08             1,055.0
 1,000,000 Mississippi State
           General Obligation,
           5.80%, 6/1/09             1,032.5
 1,000,000 Virginia State
           General Obligation,
           6.10%, 6/1/06             1,057.5
 1,000,000 Washington State
           General Obligation,
           5.63%, 7/1/14             1,030.0
                                   ---------
           Unlimited                12,610.3
                                   ---------
           General Obligations      13,353.2

 Revenue (41%)
 Electric & Gas (2%)
   500,000 Massachusetts
           Municipal Wholesale
           Electric,
           6.38%, 7/1/01               505.5


                                                               Annual Report

Tax Exempt Bond Fund continued
Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Health Care (3%)
   800,000 California Health
           Facilities Financing
           Authority,
           5.00%, 10/1/18           $   725.0

 Housing (7%)
   505,000 Idaho Housing and
           Finance Association,
           5.20%, 7/1/27                508.8
 1,000,000 Virginia State
           Housing Development
           Authority,
           6.30%, 7/1/11              1,031.2
   170,000 Wisconsin Housing &
           Economic Develop.
           Auth.,
           5.30%, 11/1/05               173.4
                                    ---------
           Housing                    1,713.4

 Special Revenue (10%)
 1,200,000 Minnesota Public
           Facilities Authority,
           5.00%, 3/1/12              1,201.6
 1,250,000 Oregon State Dept. of
           Administrative Svcs.
           (FSA),
           5.75%, 4/1/14              1,310.8
                                    ---------
           Special Revenue            2,512.4

 Transportation (11%)
 1,025,000 Arapahoe Co., CO
           Capital Improvement,
           6.90%, 8/31/15,
           Prerefunded 8/31/05        1,151.9
 1,465,000 Port Authority of New
           York & New Jersey,
           5.80%, 12/1/12             1,521.7
                                    ---------
           Transportation             2,673.6
                                    ---------

 Water & Sewer (8%)
 1,000,000 Atlanta, GA Water &
           Wastewater Revenue
           (FGIC),
           5.00%, 11/01/09            1,017.5
 1,000,000 Phoenix, AZ, Civic
           Improvement (MBIA),
           5.60%, 7/1/17,
           Prerefunded 7/1/06         1,051.3
                                    ---------
           Water & Sewer              2,068.8
                                    ---------
           Revenue                   10,198.7

 Investment Companies (1%)
    92,159 Dreyfus Tax Exempt
           Cash Management Fund          92.2

 Variable Rate Demand Notes (3%)
   100,000 Lincoln Co., WY
           Pollution Control
           Revenue Bond,
           4.00%, 8/1/15                100.0
   700,000 Maricopa Co., AZ
           Pollution Control
           Revenue,
           4.95%, 5/1/29                700.0
                                    ---------
           Variable Rate Demand
           Notes                        800.0
                                    ---------

 Total (Cost - $23,942.2) (a)
 (99%)                               24,444.1

 Other Assets, net of Liabilities
 (1%)                                   313.0
                                    ---------
 Net Assets (100%)                  $24,757.1
                                    =========


(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $564,269
   Unrealized depreciation       (62,431)
                                --------
   Net unrealized appreciation  $501,838
                                ========

AMBAC: AMBAC Indemnity Corporation
FSA: Financial Security Assurance Inc.
MBIA: MBIA Insurance Corp.
PSFG: Permanent School Fund Guarantee
ETM: Escrow To Maturity

                       See notes to financial statements.

  Paydenfunds

California Municipal Income Fund
Unaudited

The objective of the California Municipal Income Fund is to earn federal and California tax-free income by investing in debt obligations which are exempt from federal and California income tax, consistent with preservation of capi-tal. The Fund generally invests in investment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Portfolio Composition

------------------------------
Insured Bonds              67%
Revenue Bonds              13%
Pre-Refunded Bonds          9%
General Obligations Bonds   8%
Cash Equivalent             3%
------------------------------

Credit Quality

------------------------------
AAA                        81%
AA                          8%
A                           4%
BBB                         7%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 7.68%
Since 12/17/98, 3.35%


   Statistics

   ------------------------------------
    Net Assets (in millions)      $34.8
    Number of Issues                 35
    Average Maturity          9.7 years
    SEC Yield                     4.37%

Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 General Obligations (33%)
 Limited (3%)
 1,100,000 Orange Co., Special
           Financing Auth.
           (AMBAC),
           6.25%, 11/1/14           $ 1,100.0

 Unlimited (30%)
 1,375,000 Central Valley School
           Dist. Fin. Auth.
           (MBIA),
           6.25%, 2/1/11              1,560.6
 1,000,000 Chaffey Joint Union
           High School Dist.
           (FGIC),
           5.5%, 8/1/14               1,048.8
 1,195,000 Fresno, CA Unified
           School Dist. (MBIA),
           5.80%, 2/1/11              1,314.5
 1,340,000 Los Angeles, CA
           Unified School Dist.
           (FGIC),
           6.00%, 7/1/14              1,495.8
 1,300,000 Oakland Unified
           School Dist., Alameda
           Co. (MBIA),
           5.25%, 8/1/11              1,363.4
   900,000 Puerto Rico
           Commonwealth (MBIA),
           6.25%, 7/1/08              1,009.1


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,560,000 Sacramento City
           Unified School Dist.,
           5.75%, 7/1/15            $ 1,671.2
 1,000,000 San Diego, CA Unified
           School Dist., 5.25%,
           10/4/01                    1,013.4
                                    ---------
           Unlimited                 10,476.8
           General Obligations       11,576.8
 Revenue (62%)
 Airport (4%)
   200,000 Los Angeles, CA City
           Dept. of Airports
           (FGIC),
           5.50%, 5/15/07 (b)           209.2
 1,085,000 San Francisco City
           and Co. Airport Comm.
           (FSA),
           5.25%, 5/1/13              1,120.3
                                    ---------
           Airport                    1,329.5

 Education (5%)
 1,000,000 California Ed.
           Facilities Auth.
           (MBIA), 5.75%,
           9/1/26, Prerefunded
           9/1/06                     1,092.5
   700,000 Univ. of California
           Revenue (MBIA),
           6.38%, 9/1/19,
           Prerefunded 9/1/02           742.0
                                    ---------
           Education                  1,834.5



                                                               Annual Report

California Municipal Income Fund continued
Schedule of Investments - October 31, 2000
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Electric & Gas (3%)
 1,060,000 Glendale, CA Electric
           Works (MBIA), 5.75%,
           2/1/14                   $1,135.5

 Health Care (4%)
   200,000 California Health
           Facilities Financing
           Auth.,
           5.00%, 10/1/18              181.3
 1,000,000 California Health
           Facilities Financing
           Auth.,
           5.88%, ETM 11/1/23        1,056.2
                                    --------
           Health Care               1,237.5
 Housing (1%)
   330,000 California Housing
           Finance Agency
           (MBIA),
           5.20%, 8/1/26               330.3

 Lease (10%)
 1,085,000 Alameda Co., CA Cert.
           of Participation
           (MBIA),
           5.38%, 6/1/09             1,158.2
 1,625,000 California State
           Public Works Board
           Lease (FSA),
           5.25%, 6/1/15             1,685.9
   500,000 San Diego Co., CA
           Certificates of
           Participation,
           5.50%, 2/1/13               499.4
                                    --------
           Lease                     3,343.5

 Special Tax (9%)
 1,215,000 Fontana, CA
           Redevelopment Agency,
           4.75%, 10/1/04            1,216.5
 1,000,000 Monrovia, CA
           Redevelopment Agency
           (AMBAC),
           6.70%, 5/1/21             1,051.3
 1,000,000 San Dimas, CA
           Redevelopment Agency
           (FSA),
           6.75%, 9/1/16             1,039.8
                                    --------
           Special Tax               3,307.6

 Transportation (20%)
 1,100,000 Los Angeles Co., CA
           Trans. Comm., 6.50%,
           7/1/20, Prerefunded
           7/1/02                    1,164.6
   500,000 Los Angeles Co., CA
           Trans. Comm. (MBIA),
           6.50%, 7/1/13               517.7
 1,000,000 Puerto Rico
           Commonwealth Hwy. &
           Trans. Auth. (FSA),
           5.50%, 7/1/15             1,058.8
   500,000 Puerto Rico
           Commonwealth
           Infrastructure Fin.
           Auth.,
           5.50%, 10/1/17              514.4
 1,025,000 San Diego Co.
           Regional Trans. Comm.
           (AMBAC),
           6.00%, 4/1/06             1,110.8
 1,000,000 San Mateo Co., CA
           Transit Dist. (MBIA),
           5.25%, 6/1/17             1,022.5
 1,470,000 San Mateo Co., CA
           Transit Dist. (MBIA),
           5.50%, 6/1/17             1,545.3
                                    --------
           Transportation            6,934.1

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description        Value (000)
---------------------------------------------------
 Water & Sewer (6%)
 1,000,000 East Bay Municipal Utility
           Dist. (MBIA),
           6.00%, 6/1/12                 $ 1,042.5
 1,000,000 Sacramento Co.
           Sanitation Dist.
           Financing,
           6.00%, 12/1/15                  1,090.0
                                         ---------
           Water & Sewer                   2,132.5
                                         ---------
           Revenue                        21,585.0

 Variable Rate Demand Notes (3%)
   600,000 California Pollution
           Control Financing
           Auth.,
           2.15%, 11/1/26                    600.0
   400,000 Irvine Ranch, CA
           Water Dist.,
           3.50%, 10/1/10                    400.0
                                         ---------
           Variable Rate Demand
           Notes                           1,000.0

 Investment Companies (0%)
                                         ---------
    54,733 Dreyfus State Tax
           Exempt                             54.7
                                         ---------
 Total (Cost - $33,454.9) (a)
 (98%)                                    34,216.5

 Other Assets, net of Liabilities
 (2%)                                        575.9
                                         ---------

 Net Assets (100%)                       $34,792.4
                                         =========


(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $816,285
   Unrealized depreciation       (54,711)
                                --------
   Net unrealized appreciation  $761,574
                                ========

(b) All or a portion of the security is held by the custodian in a segregated account as collateral.

AMBAC: AMBAC Indemnity Corporation
FGIC: Financial Guaranty Insurance Company
FSA: Financial Security Assurance Inc.
MBIA: MBIA Insurance Corp.
ETM: Escrow To Maturity

                       See notes to financial statements.

  Paydenfunds

Statements of Cash Flows
Year ended October 31, 2000
(all numbers in thousands)

                                                        Investment    Total
                                               GNMA    Quality Bond   Return
                                               Fund        Fund        Fund
                                             ========  ============ ==========
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income......................     7,795        8,213      18,420
Adjustments to reconcile net investment
income to net cash provided by operating
activities:
  Change in interest and dividends
   receivable..............................        (4)       1,715      (2,728)
  Amortization/accretion...................    (1,101)        (331)     (2,624)
  TBA commitment income....................      (523)        (556)       (972)
  Change in other assets...................       (13)           1         (20)
  Change in other liabilities..............        16         (116)         77
  Purchase of investments..................  (722,258)  (1,215,386) (2,469,065)
  Proceeds from the sale of investments....   692,342    1,332,818   2,340,831
  Payments for futures variation...........                   (338)     (2,705)
  Change in forward exchange contracts.....                                917
  Proceeds from paydowns...................    25,768        4,305       5,270
                                             --------   ----------  ----------
    Net Cash From Operating Activities.....     2,022      130,325    (112,599)
                                             --------   ----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment for fund shares redeemed ..........   (20,436)    (136,543)    (67,416)
Proceeds from fund shares sold.............     7,736       13,631     132,504
Cash paid for dividends and capital gains..    (3,075)        (678)       (730)
Purchase of TBA transactions...............  (395,730)    (681,625) (1,187,746)
Proceeds from sale of TBA transactions.....   409,483      674,922   1,236,003
                                             --------   ----------  ----------
    Net Cash From Financing Activities.....    (2,022)    (130,293)    112,615
                                             --------   ----------  ----------
      CHANGE IN CASH.......................        --           32          16
Beginning Cash.............................        --           --          --
                                             --------   ----------  ----------
Ending Cash................................        --           32          16
                                             ========   ==========  ==========
    Non Cash Financing.....................     4,524        7,721      18,711


                       See notes to financial statements.

                                                               Annual Report

Statements of Assets & Liabilities

October 31, 2000

                              Global        Global      Emerging      Global
                            Short Bond   Fixed Income    Markets     Balanced
                               Fund          Fund       Bond Fund      Fund
                           ============  ============  ===========  ===========
ASSETS:
Investments, at value *..  $139,190,434  $493,215,305  $51,075,388  $ 9,769,870
Foreign cash.............         2,230       149,003          877        2,000
Cash.....................                      91,013       20,000
Receivable for:
 Interest and dividends..     2,765,367     8,540,808      842,481       94,717
 Investments sold........
 Fund shares sold........                      54,725       10,200          318
 Futures and options
  contracts..............                       1,229                    20,129
 Forward currency
  contracts..............    12,270,927    25,374,252                   184,452
Receivable from Advisor
 (Note 3)................                                                 3,476
Other assets.............        16,947        63,345        3,940        2,005
                           ------------  ------------  -----------  -----------
  Total Assets...........   154,245,905   527,489,680   51,952,886   10,076,967
                           ------------  ------------  -----------  -----------
LIABILITIES:
Payable for:
 Forward currency
  contracts..............        95,064       945,826       19,599
 Investments purchased...                                2,604,720
 Fund shares redeemed....         2,310     2,809,622                        40
 Futures and options
  contracts..............
 TBA sales commitments...
Distributions payable....         3,718        14,874
Accrued expenses:
 Investment advisory fees
  (Note 3)...............        35,370       131,389       20,625
 Administration fees
  (Note 3)...............        10,531        35,037        3,264          668
Other liabilities........        67,524       155,667       42,479       29,972
                           ------------  ------------  -----------  -----------
  Total Liabilities......       214,517     4,092,415    2,690,687       30,680
                           ------------  ------------  -----------  -----------
  NET ASSETS.............  $154,031,388  $523,397,265  $49,262,199  $10,046,287
                           ============  ============  ===========  ===========
NET ASSETS:
Paid in capital..........  $166,207,209  $536,651,316  $48,962,772  $ 9,201,505
Undistributed net
 investment income.......       234,126       (58,491)     587,945         (811)
Distributions in excess
 of net investment
 income..................
Undistributed net
 realized gains (losses)
 from investments........    (9,405,275)   (7,978,217)     944,407      912,071
Net unrealized
 appreciation
 (depreciation) from:
 Investments.............       185,917    (3,458,665)  (1,110,209)     483,445
 Translation of assets
  and liabilities in
  foreign currencies.....    (3,190,589)   (1,758,678)    (122,716)    (549,923)
                           ------------  ------------  -----------  -----------
  NET ASSETS.............  $154,031,388  $523,397,265  $49,262,199  $10,046,287
                           ============  ============  ===========  ===========
 Outstanding shares of
  beneficial interest....    16,050,958    52,491,652    4,421,098      912,851
                           ============  ============  ===========  ===========
 NET ASSET VALUE --
   offering and
  redemption price per
  share..................  $       9.60  $       9.97  $     11.14  $     11.01
                           ============  ============  ===========  ===========
-------
* Investments, at cost...  $150,182,175  $522,493,161  $52,288,596  $ 9,879,633


                       See notes to financial statements.

  Paydenfunds

   European
   Growth &     European        World       Growth &      Market     U.S. Growth  Small Cap
    Income     Aggressive   Target Twenty    Income       Return       Leaders     Leaders
     Fund      Growth Fund      Fund          Fund         Fund         Fund        Fund
  ==========   ===========  ============= ============  ===========  =========== ===========
  $6,355,218   $59,653,560   $7,526,971   $104,222,858  $57,585,811  $19,503,904 $20,105,863
       2,876     1,535,838
                   370,037                      75,000
      42,093        19,257        2,846         69,493      263,819          859      33,529
                                                                                     752,506
     361,832     1,589,363       10,000         86,601       23,230       99,500      55,500
                                                          1,195,386      197,250
       5,267
      12,447        22,078          990         17,335       31,412        3,139       1,951
  ----------   -----------   ----------   ------------  -----------  ----------- -----------
   6,779,733    63,190,133    7,540,807    104,471,287   59,099,658   19,804,652  20,949,349
  ----------   -----------   ----------   ------------  -----------  ----------- -----------
                       102
                                                                         794,506      46,853
      20,397        72,087                     156,806        1,909       16,435
                                                              9,154

                    33,638        4,178         39,701        7,203        3,986       8,886
         508         4,225          516          6,951        3,902        1,097       1,385
      32,937        62,167       29,993         58,574       46,605       29,181      34,975
  ----------   -----------   ----------   ------------  -----------  ----------- -----------
      53,842       172,219       34,687        262,032       68,773      845,205      92,099
  ----------   -----------   ----------   ------------  -----------  ----------- -----------
  $6,725,891   $63,017,914   $7,506,120   $104,209,255  $59,030,885  $18,959,447 $20,857,250
  ==========   ===========   ==========   ============  ===========  =========== ===========

  $7,318,791   $63,630,866   $8,609,614   $ 72,664,845  $62,241,458  $17,926,100 $17,864,184
                                                (2,291)      67,161       82,571      60,338
                (1,298,432)      41,300     21,911,858     (266,478)     364,167   1,212,607

    (592,464)    7,107,657     (774,091)     9,634,843   (3,011,256)     586,609   1,720,121
        (436)   (6,422,177)    (370,703)
  ----------   -----------   ----------   ------------  -----------  ----------- -----------
  $6,725,891   $63,017,914   $7,506,120   $104,209,255  $59,030,885  $18,959,447 $20,857,250
  ==========   ===========   ==========   ============  ===========  =========== ===========
     834,011     3,756,308      895,792      6,675,506    4,534,186    1,659,659   1,793,499
  ==========   ===========   ==========   ============  ===========  =========== ===========
  $     8.06   $     16.78   $     8.38   $      15.61  $     13.02  $     11.42 $     11.63
  ==========   ===========   ==========   ============  ===========  =========== ===========
  $6,943,043   $58,935,975   $8,671,596   $ 94,588,015  $57,605,755  $18,918,114 $18,385,742

                       See notes to financial statements.

                                                               Annual Report

Statements of Assets & Liabilities continued

October 31, 2000

                            Bunker Hill    Limited        Short        U.S.
                            Money Market   Maturity       Bond      Government
                                Fund         Fund         Fund         Fund
                            ============ ============  ===========  ===========
ASSETS:
Investments, at value*....  $159,160,789 $177,369,084  $66,434,118  $67,687,285
Repurchase agreement, at
 cost.....................    54,000,000
Foreign cash..............
Cash......................
Receivable for:
 Interest and dividends...     1,083,469    1,597,921      815,081      794,497
 Investments sold.........
 Fund shares sold.........     9,238,888       11,958
 Futures and options
  contracts...............                                   5,250
 Forward currency
  contracts...............
Receivable from Advisor
 (Note 3).................
Other assets..............        17,200       15,384        5,882        5,183
                            ------------ ------------  -----------  -----------
  Total Assets............   223,500,346  178,994,347   67,260,331   68,486,965
                            ------------ ------------  -----------  -----------
LIABILITIES:
Payable for:
 Forward currency
  contracts...............
 Investments purchased....    12,931,093                   251,172
 Fund shares redeemed.....     9,214,837       24,787
 Futures and options
  contracts...............
 TBA sales commitments....
Distributions payable.....       307,673       21,411                        46
Accrued expenses:
 Investment advisory fees
  (Note 3)................        12,802       29,295        8,961       10,273
 Administration fees (Note
  3)......................        12,608       11,691        4,599        4,552
Other liabilities.........        91,368       83,288       38,787       38,377
                            ------------ ------------  -----------  -----------
  Total Liabilities.......    22,570,381      170,472      303,519       53,248
                            ------------ ------------  -----------  -----------
  NET ASSETS..............  $200,929,965 $178,823,875  $66,956,812  $68,433,717
                            ============ ============  ===========  ===========
NET ASSETS:
Paid in capital...........  $200,929,965 $179,196,750  $68,927,933  $69,921,562
Undistributed net
 investment income........
Distributions in excess of
 net investment income....
Undistributed net realized
 gains (losses) from
 investments..............                   (625,643)  (2,109,887)  (1,895,034)
Net unrealized
 appreciation
 (depreciation) from:
 Investments..............                    252,768      138,766      407,189
 Translation of assets and
  liabilities in foreign
  currencies..............
                            ------------ ------------  -----------  -----------
   NET ASSETS.............  $200,929,965 $178,823,875  $66,956,812  $68,433,717
                            ============ ============  ===========  ===========
 Outstanding shares of
  beneficial interest.....   200,929,965   17,940,146    6,910,760    6,535,260
                            ============ ============  ===========  ===========
 NET ASSET VALUE --
   offering and redemption
  price per share.........  $       1.00 $       9.97  $      9.69  $     10.47
                            ============ ============  ===========  ===========
-------
* Investments, at cost....  $159,160,789 $177,116,316  $66,348,838  $67,280,096

                       See notes to financial statements.

     Paydenfunds

                 Investment      Total          High      Short Duration Tax Exempt   California
      GNMA      Quality Bond     Return        Income       Tax Exempt      Bond       Municipal
      Fund          Fund          Fund          Fund           Fund         Fund      Income Fund
  ============  ============  ============  ============  ============== ===========  ===========
  $143,939,835  $95,212,127   $384,612,703  $135,789,812   $13,156,983   $24,444,058  $34,216,465
                                       678        55,600
                     31,537         15,769

       640,457    1,270,064      5,829,020     3,847,792       255,982       377,055      631,043
                  3,905,499
        13,748                         465           227         5,925
                                                                   372
        12,716        7,169         25,584        11,157         4,769         2,780        3,054
  ------------  -----------   ------------  ------------   -----------   -----------  -----------
   144,606,756  100,426,396    390,484,219   139,704,588    13,424,031    24,823,893   34,850,562
  ------------  -----------   ------------  ------------   -----------   -----------  -----------
                                   168,968       109,571
    30,782,927   23,102,725     79,789,540
                      2,751                                     15,000         1,414
        10,987        3,002         11,484
       338,449       12,104         54,171                       4,976        33,181       12,498
        12,525       16,662         77,818        42,040                       3,748        7,771
         7,522        5,266         21,188         9,609           916         1,673        2,576
        52,330       40,645        110,986        52,419        26,120        26,742       35,350
  ------------  -----------   ------------  ------------   -----------   -----------  -----------
    31,204,740   23,183,155     80,234,155       213,639        47,012        66,758       58,195
  ------------  -----------   ------------  ------------   -----------   -----------  -----------
  $113,402,016  $77,243,241   $310,250,064  $139,490,949   $13,377,019   $24,757,135  $34,792,367
  ============  ===========   ============  ============   ===========   ===========  ===========
  $112,188,449  $92,553,801   $325,333,100  $158,717,264   $13,398,690   $25,734,720  $34,559,766
                     53,469        284,455     1,761,890                                   (2,013)
        72,230  (15,401,805)   (12,700,021)  (10,097,939)      (27,255)   (1,479,423)    (526,960)
     1,141,337       37,776     (1,585,904)  (10,115,599)        5,584       501,838      761,574
                                (1,081,566)     (774,667)
  ------------  -----------   ------------  ------------   -----------   -----------  -----------
  $113,402,016  $77,243,241   $310,250,064  $139,490,949   $13,377,019   $24,757,135  $34,792,367
  ============  ===========   ============  ============   ===========   ===========  ===========
    11,171,865    8,301,632     32,668,246    15,921,162     1,356,003     2,584,488    3,503,359
  ============  ===========   ============  ============   ===========   ===========  ===========
  $      10.15  $      9.30   $       9.50  $       8.76   $      9.87   $      9.58  $      9.93
  ============  ===========   ============  ============   ===========   ===========  ===========
  $142,798,498  $95,174,351   $387,102,554  $146,563,423   $13,151,399   $23,942,220  $33,454,891

                       See notes to financial statements.

                                                               Annual Report

Statements of Operations

Periods ended October 31, 2000

                                Global        Global       Emerging      Global
                              Short Bond   Fixed Income  Markets Bond   Balanced
                                 Fund          Fund          Fund         Fund
                              ===========  ============  ============  ==========
INVESTMENT INCOME:
Interest income (Note 2)....  $ 8,710,532  $25,269,583   $ 2,599,105   $  254,212
Dividend income.............                                               79,769
Foreign tax withholdings....       (2,668)      (2,636)                    (6,773)
                              -----------  -----------   -----------   ----------
  Investment Income.........    8,707,864   25,266,947     2,599,105      327,208
                              -----------  -----------   -----------   ----------
EXPENSES:
Investment advisory fees
 (Note 3)...................      556,724    1,459,367       112,859       49,166
Administration fees (Note
 3).........................      148,460      389,164        20,064        7,867
Custodian fees..............       71,870      167,080        17,419       18,470
Transfer agent fees.........       27,837       65,352        13,405       12,033
Registration and filing
 fees.......................       16,348       27,255        23,175       12,158
Professional fees...........        3,379        8,784           466          186
Trustees' fees and
 expenses...................       19,563       52,271         2,976        1,085
Printing costs..............       15,489       57,241         4,412        1,211
Organization expenses (Note
 2).........................                                                  145
Legal fees..................        3,535        9,560           500          200
Accounting fees.............       62,398      154,308        12,476        9,068
Insurance...................       12,544       23,005            94          461
Audit fees..................       28,006       44,248        20,699       23,433
Interest expense (Note 2)...
Other expenses..............       15,831       25,842         3,873        8,580
Expenses previously deferred
 (Note 3)...................                                   3,150
                              -----------  -----------   -----------   ----------
  Gross Expenses............      981,984    2,483,477       235,568      144,063
Custodian credits (Note 2)..         (966)      (1,665)       (1,527)         (16)
Expense subsidy (Note 3)....      (53,145)                   (33,402)     (75,481)
                              -----------  -----------   -----------   ----------
  Net Expenses..............      927,873    2,481,812       200,639       68,566
                              -----------  -----------   -----------   ----------
   Net Investment Income....    7,779,991   22,785,135     2,398,466      258,642
                              -----------  -----------   -----------   ----------
REALIZED AND UNREALIZED
 GAINS (LOSSES):
Net realized gains (losses)
 from:
 Investments................   (4,344,721)  (9,474,065)      995,391    1,104,616
 Foreign currency
  transactions..............    2,825,162      412,774       131,557         (315)
 Futures, options and swap
  contracts.................                 2,244,871                    144,159
Change in net unrealized
 appreciation (depreciation)
 from:
 Investments................    4,096,251   12,450,395    (1,346,425)     286,709
 Translation of assets and
  liabilities in foreign
  currencies................      (63,085)   4,871,065      (122,716)  (1,195,651)
 Futures, options and swap
  contracts.................                (1,123,878)                  (175,639)
                              -----------  -----------   -----------   ----------
  Net Realized and
   Unrealized Gains
   (Losses).................    2,513,607    9,381,162      (342,193)     163,879
                              -----------  -----------   -----------   ----------
CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS..  $10,293,598  $32,166,297   $ 2,056,273   $  422,521
                              ===========  ===========   ===========   ==========

-------
(a) The Fund commenced operations on March 31, 2000.
(b) The Fund commenced operations on December 20, 1999.

                       See notes to financial statements.

  Paydenfunds

   European      European        World                                U.S. Growth Small Cap
   Growth &     Aggressive   Target Twenty   Growth &      Market       Leaders    Leaders
  Income Fund   Growth Fund    Fund (a)    Income Fund   Return Fund     Fund      Fund (b)
  ===========   ===========  ============= ============  ===========  =========== ==========
  $   109,509   $   313,745   $    56,634  $     57,727  $ 5,619,674   $ 188,943  $  114,459
      397,537       156,246        12,298     3,263,801                   29,679     128,785
      (33,613)      (13,431)         (299)
  -----------   -----------   -----------  ------------  -----------   ---------  ----------
      473,433       456,560        68,633     3,321,528    5,619,674     218,622     243,244
  -----------   -----------   -----------  ------------  -----------   ---------  ----------
      120,544       496,969        58,693       815,393      250,689      74,874     111,787
       19,287        49,697         3,913       130,463       71,625       9,983      14,905
       39,070        60,335         6,460        17,995       15,513      10,354       7,412
       23,862        35,933         6,968       146,565       23,062      12,906      15,026
       12,808        34,863         3,772        16,888       18,120      12,445       7,705
          432         1,192           114         2,818        1,787         173         363
        2,557         6,277           450        17,739       10,506       1,374       2,062
        2,806        12,137         1,035        25,085       12,302       2,055       3,145
        1,095                      33,652            10                               16,660
          355         1,675           600         2,864        1,990         400         740
       14,087        24,996         5,025        58,718       34,355       9,483      10,735
        1,210           147            17        10,988        1,734          34          45
       22,948        20,414        20,581        23,322       21,282      17,849      20,731
       19,752         8,084                       2,835
        8,789         6,004         1,456        13,201       10,443         998         485
                                                  5,926
  -----------   -----------   -----------  ------------  -----------   ---------  ----------
      289,602       758,723       142,736     1,290,810      473,408     152,928     211,801
                     (1,547)          (77)                    (1,725)       (270)       (317)
      (53,059)     (107,930)      (86,412)      (65,874)     (69,008)    (52,830)    (62,504)
  -----------   -----------   -----------  ------------  -----------   ---------  ----------
      236,543       649,246        56,247     1,224,936      402,675      99,828     148,980
  -----------   -----------   -----------  ------------  -----------   ---------  ----------
      236,890      (192,686)       12,386     2,096,592    5,216,999     118,794      94,264
  -----------   -----------   -----------  ------------  -----------   ---------  ----------
      208,705    (1,062,181)       44,204    50,154,046     (334,502)    714,283   1,448,728
   (4,308,942)     (628,604)      (15,290)
      734,891                                   (37,571)   2,010,879    (347,897)   (236,121)
   (1,936,674)    5,716,389      (774,091)  (52,133,821)     380,539     404,888   1,720,121
      448,657    (6,324,097)     (370,703)
     (114,939)                                            (4,857,448)
  -----------   -----------   -----------  ------------  -----------   ---------  ----------
   (4,968,302)   (2,298,493)   (1,115,880)   (2,017,346)  (2,800,532)    771,274   2,932,728
  -----------   -----------   -----------  ------------  -----------   ---------  ----------

  $(4,731,412)  $(2,491,179)  $(1,103,494) $     79,246  $ 2,416,467   $ 890,068  $3,026,992
  ===========   ===========   ===========  ============  ===========   =========  ==========


                       See notes to financial statements.

                                                               Annual Report

Statements of Operations continued

Periods ended October 31, 2000

                           Bunker Hill     Limited        Short          U.S.
                          Money Market     Maturity        Bond       Government
                              Fund           Fund          Fund          Fund
                          =============  ============  ============  ============
INVESTMENT INCOME:
Interest income (Note
 2).....................  $  10,783,047  $  9,242,388  $  3,900,322  $  4,321,015
Dividend income.........
Foreign tax
 withholdings...........
                          -------------  ------------  ------------  ------------
 Investment Income......     10,783,047     9,242,388     3,900,322     4,321,015
                          -------------  ------------  ------------  ------------
EXPENSES:
Investment advisory fees
 (Note 3)...............        259,710       401,992       171,778       198,206
Administration fees
 (Note 3)...............        138,512       114,855        49,079        56,630
Custodian fees..........         17,142        19,985        12,532        10,880
Transfer agent fees.....         65,205        27,199        16,369        17,671
Registration and filing
 fees...................         48,625        34,816         7,432        15,328
Professional fees.......          3,518         2,666         1,076         1,304
Trustees' fees and
 expenses...............         20,376        15,921         5,733         7,761
Printing costs..........         29,779        21,738         4,697         7,568
Organization expenses
 (Note 2)...............            282
Legal fees..............          5,995         3,160         1,174         1,291
Accounting fees.........         60,122        53,079        24,260        28,076
Insurance...............          1,083         7,200         4,805         3,249
Audit fees..............         22,346        22,157        19,541        19,940
Interest expense (Note
 2).....................
Other expenses .........          5,626        11,362         8,950         8,650
Expense previously
 deferred (Note 3)......
                          -------------  ------------  ------------  ------------
 Gross Expenses.........        678,321      736,130        327,426       376,554
Custodian credits (Note
 2).....................         (2,964)       (3,908)         (129)       (2,218)
Expense subsidy (Note
 3).....................       (155,937)     (158,019)      (81,898)      (91,185)
                          -------------  ------------  ------------  ------------
 Net Expenses ..........        519,420       574,203       245,399       283,151
                          -------------  ------------  ------------  ------------
  Net Investment
   Income...............     10,263,627     8,668,185     3,654,923     4,037,864
                          -------------  ------------  ------------  ------------

REALIZED AND UNREALIZED
 GAINS (LOSSES):
Net realized gains
 (losses) from:
 Investments............                     (114,343)     (401,591)   (1,365,493)
 Foreign currency
  transactions..........
 Futures, options and
  swap contracts........                                    132,899
Change in net unrealized
 appreciation
 (depreciation) from:
 Investments............                      403,210       504,277     1,641,120
 Translation of assets
  and liabilities in
  foreign currencies....
 Futures, options and
  swap contracts........                                     53,486
                          -------------  ------------  ------------  ------------
  Net Realized and
   Unrealized Gains
   (Losses).............             --       288,867       289,071       275,627
                          -------------  ------------  ------------  ------------
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS.............  $  10,263,627  $  8,957,052  $  3,943,994  $  4,313,491
                          =============  ============  ============  ============

                       See notes to financial statements.

  Paydenfunds

                  Investment       Total          High      Short Duration                California
      GNMA       Quality Bond     Return         Income       Tax Exempt    Tax Exempt    Municipal
      Fund           Fund          Fund           Fund           Fund       Bond Fund    Income Fund
  ============   ============  =============  ============  ============== ============  ============
  $  8,191,415   $  8,838,980  $  19,668,323  $ 10,931,692    $  689,945   $  1,511,286  $  1,794,679
                                      86,048       188,260

  ------------   ------------  -------------  ------------    ----------   ------------  ------------
     8,191,415      8,838,980     19,754,371    11,119,952       689,945      1,511,286     1,794,679
  ------------   ------------  -------------  ------------    ----------   ------------  ------------
       305,897        349,044        747,188       414,777        49,866         92,975       121,741
        90,636         99,727        213,482        94,806        12,467         23,244        30,435
        15,539         19,040         48,225        15,464         4,820          5,678         8,483
        22,681         22,866         36,217        22,890        12,592         13,368        14,623
        10,514         16,280         38,598        21,021        11,092          9,551         2,424
         2,207          1,840          5,010         2,196           293            391           839
        14,014         12,609         28,658        12,815         1,656          2,865         4,071
        16,904          6,983         34,706        13,737         1,572          1,175         5,744
         4,299                           115           209
         3,508          2,267          5,559         2,270           285            201           911
        42,959         44,348         85,268        40,534        10,914         14,169        18,042
           228          6,021          3,703         2,378           978          2,957            86
        19,853         24,010         26,268        22,929        18,571         19,114        19,056
                                                                                  5,613
           209         14,501         14,873        10,804         8,190          8,906         3,343
                       16,246         47,668
  ------------   ------------  -------------  ------------    ----------   ------------  ------------
       549,448        635,782      1,335,538       676,830       133,296        200,207       229,798
        (1,435)          (803)        (1,326)       (1,201)          (12)          (949)         (505)
      (151,481)        (9,469)                                   (55,368)       (48,441)      (39,073)
  ------------   ------------  -------------  ------------    ----------   ------------  ------------
       396,532        625,510      1,334,212       675,629        77,916        150,817       190,220
  ------------   ------------  -------------  ------------    ----------   ------------  ------------
     7,794,883      8,213,470     18,420,159    10,444,323       612,029      1,360,469     1,604,459
  ------------   ------------  -------------  ------------    ----------   ------------  ------------

        90,322     (8,337,295)    (5,642,738)   (6,122,437)      (27,212)      (404,790)     (378,300)
                                     926,114       906,050
                     (412,058)    (2,845,743)                                      (909)         (891)

       463,544      5,959,840      5,603,441    (4,125,658)       57,631        789,040     1,843,287
                                  (1,027,136)     (735,410)
                       73,861         77,981
  ------------   ------------  -------------  ------------    ----------   ------------  ------------
       553,866     (2,715,652)    (2,908,081)  (10,077,455)       30,419        383,341     1,464,096
  ------------   ------------  -------------  ------------    ----------   ------------  ------------
  $  8,348,749   $  5,497,818  $  15,512,078  $    366,868    $  642,448   $  1,743,810  $  3,068,555
  ============   ============  =============  ============    ==========   ============  ============

                       See notes to financial statements.

                                                               Annual Report

Statements of Changes in Net Assets

Periods ended October 31st

                           Global Short Bond Fund      Global Fixed Income Fund
                          ==========================  ============================
                              2000          1999          2000           1999
                          ============  ============  =============  =============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income...  $  7,779,991  $  9,440,509  $  22,785,135  $  23,349,737
Net realized gains
 (losses) on
 investments............    (1,519,559)    6,200,175     (6,816,420)    13,448,039
Change in net unrealized
 appreciation
 (depreciation).........     4,033,166    (9,504,696)    16,197,582    (33,900,133)
                          ------------  ------------  -------------  -------------
 Change in Net Assets
  Resulting from
  Operations............    10,293,598     6,135,988     32,166,297      2,897,643
                          ------------  ------------  -------------  -------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...   (10,608,086)  (22,986,447)   (24,314,383)   (39,581,035)
In excess of net
 investment income......                                    (58,491)
Net realized gains from
 investments............                                 (2,263,728)   (16,164,203)
In excess of net
 realized gains from
 investments............
Return of capital.......                    (452,844)
                          ------------  ------------  -------------  -------------
 Change in Net Assets
  from Distributions to
  Shareholders..........   (10,608,086)  (23,439,291)   (26,636,602)   (55,745,238)
                          ------------  ------------  -------------  -------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............    29,554,112    44,614,473    236,029,853    156,632,130
Reinvestment of
 distributions..........     9,061,829    21,735,804     21,761,205     46,656,480
Cost of fund shares
 redeemed...............   (97,863,354)  (87,062,835)  (229,610,542)  (185,403,513)
                          ------------  ------------  -------------  -------------
 Change in Net Assets
  from Capital
  Transactions..........   (59,247,413)  (20,712,558)    28,180,516     17,885,097
                          ------------  ------------  -------------  -------------
  Total Change in Net
   Assets...............   (59,561,901)  (38,015,861)    33,710,211    (34,962,498)
NET ASSETS:
Beginning of period.....   213,593,289   251,609,150    489,687,054    524,649,552
                          ------------  ------------  -------------  -------------
End of period...........  $154,031,388  $213,593,289  $ 523,397,265  $ 489,687,054
                          ============  ============  =============  =============
Undistributed net
 investment income......  $    234,126  $         --  $          --  $     251,930
                          ============  ============  =============  =============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....    22,261,567    24,412,663     49,681,914     48,100,341
                          ------------  ------------  -------------  -------------
Shares sold.............     3,105,670     4,499,156     23,936,175     15,150,934
Shares issued in
 reinvestment of
 distributions..........       959,944     2,203,115      2,216,061      4,507,472
Shares redeemed.........   (10,276,223)   (8,853,367)   (23,342,498)   (18,076,833)
                          ------------  ------------  -------------  -------------
Change in shares
 outstanding............    (6,210,609)   (2,151,096)     2,809,738      1,581,573
                          ------------  ------------  -------------  -------------
Outstanding shares at
 end of period..........    16,050,958    22,261,567     52,491,652     49,681,914
                          ============  ============  =============  =============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............  $212,732,399                $ 549,874,654
Sale of investments
 (excluding
 government)............   251,508,698                  483,020,618
Purchase of government
 securities.............    34,410,733                  123,296,613
Sale of government
 securities.............    41,600,290                   76,263,129

-------
(e) The Fund commenced operations on December 17, 1998.

                       See notes to financial statements.

  Paydenfunds

      Emerging Markets                                     European Growth &
         Bond Fund             Global Balanced Fund           Income Fund
  =========================== =======================  ===========================
      2000        1999 (e)       2000         1999         2000           1999
  ============   ===========  ===========  ==========  =============  ============
  $  2,398,466   $   853,224  $   258,642  $  192,024  $     236,890  $    481,324
     1,126,948       168,367    1,248,460     427,201     (3,365,346)      (55,586)
    (1,469,141)      236,216   (1,084,581)    528,449     (1,602,956)    3,066,188
  ------------   -----------  -----------  ----------  -------------  ------------
     2,056,273     1,257,807      422,521   1,147,674     (4,731,412)    3,491,926
  ------------   -----------  -----------  ----------  -------------  ------------
    (2,033,552)     (761,750)    (260,787)                  (180,190)     (256,419)
      (219,351)                  (720,684)   (582,309)                  (1,354,410)
  ------------   -----------  -----------  ----------  -------------  ------------
    (2,252,903)     (761,750)    (981,471)   (582,309)      (180,190)   (1,610,829)
  ------------   -----------  -----------  ----------  -------------  ------------
    47,173,198    10,085,455    1,467,552     988,788    112,433,479    58,376,985
     2,170,412       761,750      980,148     581,773        147,859     1,527,824
   (11,167,978)      (60,065)    (466,651)   (589,586)  (139,186,988)  (63,071,435)
  ------------   -----------  -----------  ----------  -------------  ------------
    38,175,632    10,787,140    1,981,049     980,975    (26,605,650)   (3,166,626)
  ------------   -----------  -----------  ----------  -------------  ------------
    37,979,002    11,283,197    1,422,099   1,546,340    (31,517,252)   (1,285,529)
    11,283,197            --    8,624,188   7,077,848     38,243,143    39,528,672
  ------------   -----------  -----------  ----------  -------------  ------------
  $ 49,262,199   $11,283,197  $10,046,287  $8,624,188  $   6,725,891  $ 38,243,143
  ============   ===========  ===========  ==========  =============  ============
  $    587,945   $    91,474  $      (811) $       --  $          --  $    204,533
  ============   ===========  ===========  ==========  =============  ============
     1,074,053            --      740,112     652,676      3,206,515     3,447,862
  ------------   -----------  -----------  ----------  -------------  ------------
     4,135,139     1,005,416      126,451      86,968     10,820,013     4,973,234
       192,436        74,371       86,204      52,543         11,742       132,937
      (980,530)       (5,734)     (39,916)    (52,075)   (13,204,259)   (5,347,518)
  ------------   -----------  -----------  ----------  -------------  ------------
     3,347,045     1,074,053      172,739      87,436     (2,372,504)     (241,347)
  ------------   -----------  -----------  ----------  -------------  ------------
     4,421,098     1,074,053      912,851     740,112        834,011     3,206,515
  ============   ===========  ===========  ==========  =============  ============
  $ 68,240,879                $ 5,921,646              $  25,789,846
    33,484,881                  5,562,196                 47,656,591
            --                  2,114,016                         --
            --                  1,028,281                         --


                       See notes to financial statements.

                                                               Annual Report

Statements of Changes in Net Assets continued

Periods ended October 31st

                             European Aggressive      World Target
                                 Growth Fund          Twenty Fund      Growth & Income Fund
                          ==========================  ============  ===========================
                              2000         1999 (d)     2000 (a)        2000           1999
                          =============  ===========  ============  =============  ============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income...  $    (192,686) $     9,329  $    12,386   $   2,096,592  $  3,272,207
Net realized gains
 (losses) on
 investments............     (1,690,785)    (217,620)      28,914      50,116,475     7,980,305
Change in net unrealized
 appreciation
 (depreciation).........       (607,708)   1,293,188   (1,144,794)    (52,133,821)   29,259,458
                          -------------  -----------  -----------   -------------  ------------
 Change in Net Assets
  Resulting from
  Operations............     (2,491,179)   1,084,897   (1,103,494)         79,246    40,511,970
                          -------------  -----------  -----------   -------------  ------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...        (11,070)                               (2,149,256)   (3,240,475)
In excess of net
 investment income......
Net realized gains from
 investments............                                               (8,216,712)   (5,742,181)
In excess of net
 realized gains from
 investments............
Return of capital.......
                          -------------  -----------  -----------   -------------  ------------
 Change in Net Assets
  from Distributions to
  Shareholders..........        (11,070)          --           --     (10,365,968)   (8,982,656)
                          -------------  -----------  -----------   -------------  ------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............    302,443,135    9,932,243    9,903,297      21,709,132    57,522,734
Reinvestment of
 distributions..........         11,070                                10,220,679     8,559,259
Cost of fund shares
 redeemed...............   (247,121,233)    (829,949)  (1,293,683)   (186,357,438)  (79,240,632)
                          -------------  -----------  -----------   -------------  ------------
 Change in Net Assets
  from Capital
  Transactions..........     55,332,972    9,102,294    8,609,614    (154,427,627)  (13,158,639)
                          -------------  -----------  -----------   -------------  ------------
  Total Change in Net
   Assets...............     52,830,723   10,187,191    7,506,120    (164,714,349)   18,370,675
NET ASSETS:
Beginning of period.....     10,187,191           --           --     268,923,604   250,552,929
                          -------------  -----------  -----------   -------------  ------------
End of period...........  $  63,017,914  $10,187,191  $ 7,506,120   $ 104,209,255  $268,923,604
                          =============  ===========  ===========   =============  ============
Undistributed net
 investment income......  $          --  $    27,960  $        --   $      (2,291) $     34,800
                          =============  ===========  ===========   =============  ============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....        903,035           --           --      16,526,889    17,334,643
                          -------------  -----------  -----------   -------------  ------------
Shares sold.............     14,866,547      980,755    1,037,877       1,384,597     3,609,543
Shares issued in
 reinvestment of
 distributions..........            703                                   643,685       556,793
Shares redeemed.........    (12,013,977)     (77,720)    (142,085)    (11,879,665)   (4,974,090)
                          -------------  -----------  -----------   -------------  ------------
Change in shares
 outstanding............      2,853,273      903,035      895,792      (9,851,383)     (807,754)
                          -------------  -----------  -----------   -------------  ------------
Outstanding shares at
 end of period..........      3,756,308      903,035      895,792       6,675,506    16,526,889
                          =============  ===========  ===========   =============  ============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............  $  89,419,314               $ 8,395,255   $ 117,588,947
Sale of investments
 (excluding
 government)............     40,296,430                   109,804     282,794,021
Purchase of government
 securities.............             --                        --              --
Sale of government
 securities.............             --                        --              --

-------
(a)The Fund commenced operations on March 31, 2000.
(b)The Fund commenced operations on December 20, 1999.
(d)The Fund commenced operations on June 17, 1999.

                       See notes to financial statements.

  Paydenfunds

                                    U.S. Growth          Small Cap             Bunker Hill
     Market Return Fund             Leaders Fund        Leaders Fund        Money Market Fund
  ============================ =======================  ============  ===============================
      2000           1999         2000       1999 (d)     2000 (b)          2000            1999
  ============   ============  ===========  ==========  ============  ================  =============
  $  5,216,999   $  3,280,094  $   118,794  $   11,588  $    94,264   $     10,263,627  $   2,544,689
     1,676,377     10,786,888      366,386      36,303    1,212,607
    (4,476,909)    (2,133,998)     404,888     181,721    1,720,121
  ------------   ------------  -----------  ----------  -----------   ----------------  -------------
     2,416,467     11,932,984      890,068     229,612    3,026,992         10,263,267      2,544,689
  ------------   ------------  -----------  ----------  -----------   ----------------  -------------
    (5,211,493)    (3,271,760)     (47,811)                 (33,926)       (10,263,627)    (2,544,689)
    (8,726,185)    (2,497,257)     (38,522)
  ------------   ------------  -----------  ----------  -----------   ----------------  -------------

   (13,937,678)    (5,769,017)     (86,333)         --     (33,926)        (10,263,627)   (2,544,689)
  ------------   ------------  -----------  ----------  -----------   ----------------  -------------
    51,664,800     46,316,116   17,358,387   4,191,588   25,585,741     15,000,113,482    513,712,895
    13,754,838      5,550,528       85,110                   32,039          6,353,424      2,008,530
   (77,836,431)   (18,451,807)  (3,707,175)     (1,810)  (7,753,596)   (14,893,505,186)  (454,208,380)
  ------------   ------------  -----------  ----------  -----------   ----------------  -------------
   (12,416,793)    33,414,837   13,736,322   4,189,778   17,864,184        112,961,720     61,513,045
  ------------   ------------  -----------  ----------  -----------   ----------------  -------------
   (23,938,004)    39,578,804   14,540,057   4,419,390   20,857,250        112,961,720     61,513,045
    82,968,889     43,390,085    4,419,390          --           --         87,968,245     26,455,200
  ------------   ------------  -----------  ----------  -----------   ----------------  -------------
  $ 59,030,885   $ 82,968,889  $18,959,447  $4,419,390  $20,857,250   $    200,929,965  $  87,968,245
  ============   ============  ===========  ==========  ===========   ================  =============
  $     67,161   $     61,737  $    82,571  $   11,588  $    60,338   $             --  $          --
  ============   ============  ===========  ==========  ===========   ================  =============
     5,554,485      3,260,654      419,668          --           --         87,968,245     26,455,200
  ------------   ------------  -----------  ----------  -----------   ----------------  -------------
     3,761,828      3,171,771    1,544,384     419,843    2,469,109     15,000,113,482    513,712,895
     1,004,342        387,981        7,557                    2,875          6,353,424      2,008,530
    (5,786,469)    (1,265,921)    (311,950)       (175)    (678,485)   (14,893,505,186)  (454,208,380)
  ------------   ------------  -----------  ----------  -----------   ----------------  -------------
    (1,020,299)     2,293,831    1,239,991     419,668    1,793,499        112,961,720     61,513,045
  ------------   ------------  -----------  ----------  -----------   ----------------  -------------
     4,534,186      5,554,485    1,659,659     419,668    1,793,499        200,929,965     87,968,245
  ============   ============  ===========  ==========  ===========   ================  =============
  $ 61,607,107                 $30,134,659              $37,952,957                 --
    53,143,668                  21,752,451               22,577,712                 --
     7,483,594                          --                       --                 --
    12,836,641                          --                       --                 --

                       See notes to financial statements.

                                                               Annual Report

Statements of Changes in Net Assets continued

Periods ended October 31st

                             Limited Maturity Fund           Short Bond Fund
                          ============================  ==========================
                              2000           1999           2000          1999
                          =============  =============  ============  ============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income...  $   8,668,185  $   5,398,907  $  3,654,923  $  5,049,854
Net realized gains
 (losses) on
 investments............       (114,343)      (359,163)     (268,692)   (1,454,870)
Change in net unrealized
 appreciation
 (depreciation).........        403,210       (514,035)      557,763    (1,201,100)
                          -------------  -------------  ------------  ------------
 Change in Net Assets
  Resulting from
  Operations............      8,957,052      4,525,709     3,943,994     2,393,884
                          -------------  -------------  ------------  ------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...     (8,760,353)    (5,441,361)   (3,696,581)   (5,011,359)
In excess of net
 investment income......
Net realized gains from
 investments............
In excess of net
 realized gains from
 investments............
Return of capital.......
                          -------------  -------------  ------------  ------------
 Change in Net Assets
  from Distributions to
  Shareholders..........     (8,760,353)    (5,441,361)   (3,696,581)   (5,011,359)
                          -------------  -------------  ------------  ------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............    222,694,091    144,494,836    29,347,077    31,467,956
Reinvestment of
 distributions..........      8,747,970      5,469,745     3,673,476     5,002,779
Cost of fund shares
 redeemed...............   (150,635,095)  (168,270,513)  (20,870,459)  (87,954,462)
                          -------------  -------------  ------------  ------------
 Change in Net Assets
  from Capital
  Transactions..........     80,806,966    (18,305,932)   12,150,094   (51,483,727)
                          -------------  -------------  ------------  ------------
  Total Change in Net
   Assets...............     81,003,665    (19,221,584)   12,397,507   (54,101,202)
NET ASSETS:
Beginning of period.....     97,820,210    117,041,794    54,559,305   108,660,507
                          -------------  -------------  ------------  ------------
End of period...........  $ 178,823,875  $  97,820,210  $ 66,956,812  $ 54,559,305
                          =============  =============  ============  ============
Undistributed net
 investment income......  $          --  $      63,638  $         --  $      9,437
                          =============  =============  ============  ============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....      9,806,525     11,608,466     5,646,372    10,927,660
                          -------------  -------------  ------------  ------------
Shares sold.............     22,382,408     14,388,934     3,045,959     3,190,817
Shares issued in
 reinvestment of
 distributions..........        879,320        545,762       381,636       511,160
Shares redeemed.........    (15,128,107)   (16,736,637)   (2,163,207)   (8,983,265)
                          -------------  -------------  ------------  ------------
Change in shares
 outstanding............      8,133,621     (1,801,941)    1,264,388    (5,281,288)
                          -------------  -------------  ------------  ------------
Outstanding shares at
 end of period..........     17,940,146      9,806,525     6,910,760     5,646,372
                          =============  =============  ============  ============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............  $ 136,579,017                 $ 39,283,713
Sale of investments
 (excluding
 government)............     39,493,312                   34,323,304
Purchase of government
 securities.............     83,950,654                   79,697,770
Sale of government
 securities.............     69,099,337                   56,799,214

-------
(c)The Fund commenced operations on August 27, 1999.

                       See notes to financial statements.

  Paydenfunds

                                                             Investment Quality Bond
    U.S. Government Fund               GNMA Fund                      Fund
  ============================ ==========================  ============================
      2000           1999          2000        1999 (c)        2000           1999
  ============   ============  ============  ============  =============  =============
  $  4,037,864   $  3,966,853  $  7,794,883  $    877,846  $   8,213,470  $  13,465,648
    (1,365,493)      (413,912)       90,322        10,138     (8,749,353)    (7,274,797)
     1,641,120     (2,259,292)      463,544       677,793      6,033,701     (8,531,705)
  ------------   ------------  ------------  ------------  -------------  -------------
     4,313,491      1,293,649     8,348,749     1,565,777      5,497,818     (2,340,854)
  ------------   ------------  ------------  ------------  -------------  -------------
    (4,098,059)    (3,984,817)   (7,908,971)     (763,758)    (8,410,800)   (12,902,117)
      (140,994)      (377,990)      (28,230)                                 (1,977,735)
  ------------   ------------  ------------  ------------  -------------  -------------

    (4,239,053)   (4,362,807)    (7,937,201)     (763,758)   (8,410,800)    (14,879,852)
  ------------   ------------  ------------  ------------  -------------  -------------
    17,682,825     13,686,356     7,741,795   120,346,469     13,630,427    147,882,590
     4,173,977      4,016,664     4,523,940       763,755      7,720,565     14,197,865
   (26,032,936)   (13,953,615)  (20,436,106)     (751,404)  (136,422,619)  (123,605,779)
  ------------   ------------  ------------  ------------  -------------  -------------
    (4,176,134)     3,749,405    (8,170,371)  120,358,820   (115,071,627)    38,474,676
  ------------   ------------  ------------  ------------  -------------  -------------
    (4,101,696)       680,247    (7,758,823)  121,160,839   (117,984,609)    21,253,970
    72,535,413     71,855,166   121,160,839            --    195,227,850    173,973,880
  ------------   ------------  ------------  ------------  -------------  -------------
  $ 68,433,717   $ 72,535,413  $113,402,016  $121,160,839  $  77,243,241  $ 195,227,850
  ============   ============  ============  ============  =============  =============
  $         --   $     56,192  $         --  $    114,088  $      53,469  $     255,501
  ============   ============  ============  ============  =============  =============
     6,939,416      6,592,251    11,988,106            --     20,682,385     17,111,232
  ------------   ------------  ------------  ------------  -------------  -------------
     1,703,956      1,282,269       766,690    11,986,472      1,465,192     14,689,513
       402,722        378,358       452,438        75,957        837,049      1,450,850
    (2,510,834)    (1,313,462)   (2,035,369)      (74,323)   (14,682,994)   (12,569,210)
  ------------   ------------  ------------  ------------  -------------  -------------
      (404,156)       347,165      (816,241)   11,988,106    (12,380,753)     3,571,153
  ------------   ------------  ------------  ------------  -------------  -------------
     6,535,260      6,939,416    11,171,865    11,988,106      8,301,632     20,682,385
  ============   ============  ============  ============  =============  =============
  $ 31,913,033                 $110,121,599                $ 105,129,248
    30,329,283                   39,113,192                  176,996,021
    76,483,403                    9,428,672                   70,713,111
    55,886,250                    9,502,070                   84,460,350


                       See notes to financial statements.

                                                               Annual Report

Statements of Changes in Net Assets continued

Periods ended October 31st


                              Total Return Fund            High Income Fund
                          ===========================  ==========================
                              2000           1999          2000          1999
                          =============  ============  ============  ============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income...  $  18,420,159  $ 11,195,013  $ 10,444,323  $  8,805,546
Net realized gains
 (losses) on
 investments............     (7,562,367)   (2,335,600)   (5,216,387)   (2,963,916)
Change in net unrealized
 appreciation
 (depreciation).........      4,654,286    (8,866,525)   (4,861,068)   (1,130,820)
                          -------------  ------------  ------------  ------------
 Change in Net Assets
  Resulting from
  Operations............     15,512,078        (7,112)      366,868     4,710,810
                          -------------  ------------  ------------  ------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...    (19,495,157)  (11,250,903)  (10,560,974)   (8,763,462)
In excess of net
 investment income......
Net realized gains from
 investments............                     (810,667)
In excess of net
 realized gains from
 investments............
Return of capital.......
                          -------------  ------------  ------------  ------------
 Change in Net Assets
  from Distributions to
  Shareholders..........    (19,495,157)  (12,061,570)  (10,560,974)  (8,763,462)
                          -------------  ------------  ------------  ------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............    132,497,778   143,194,483    57,944,080    57,185,303
Reinvestment of
 distributions..........     18,711,041    11,645,326     9,941,083     7,945,379
Cost of fund shares
 redeemed...............    (67,416,158)  (86,942,800)  (27,497,448)  (43,449,500)
                          -------------  ------------  ------------  ------------
 Change in Net Assets
  from Capital
  Transactions..........     83,792,661    67,897,009    40,387,715    21,681,182
                          -------------  ------------  ------------  ------------
  Total Change in Net
   Assets...............     79,809,582    55,828,327    30,193,609    17,628,530
NET ASSETS:
Beginning of period.....    230,440,482   174,612,155   109,297,340    91,668,810
                          -------------  ------------  ------------  ------------
End of period...........  $ 310,250,064  $230,440,482  $139,490,949  $109,297,340
                          =============  ============  ============  ============
Undistributed net
 investment income......  $     284,455  $    367,411  $  1,761,890  $  1,027,893
                          =============  ============  ============  ============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....     23,824,550    17,065,215    11,483,158     9,382,439
                          -------------  ------------  ------------  ------------
Shares sold.............     13,959,408    14,364,438     6,288,729     5,667,182
Shares issued in
 reinvestment of
 distributions..........      1,976,309     1,165,260     1,086,712       809,820
Shares redeemed.........     (7,092,021)   (8,770,363)   (2,937,437)   (4,376,283)
                          -------------  ------------  ------------  ------------
Change in shares
 outstanding............      8,843,696     6,759,335     4,438,004     2,100,719
                          -------------  ------------  ------------  ------------
Outstanding shares at
 end of period..........     32,668,246    23,824,550    15,921,162    11,483,158
                          =============  ============  ============  ============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............  $ 311,689,418                $125,076,694
Sale of investments
 (excluding
 government)............    229,708,330                  87.202,217
Purchase of government
 securities.............    147,533,511                   9,394,057
Sale of government
 securities.............    105,955,478                   7,434,389

-------
(e) The Fund commenced operations on December 17, 1998.

                       See notes to financial statements.

  Paydenfunds

       Short Duration                                       California Municipal
      Tax Exempt Fund           Tax Exempt Bond Fund            Income Fund
  =========================== ==========================  =========================
      2000          1999          2000          1999          2000       1999 (e)
  ============   ===========  ============  ============  ============  ===========
  $    612,029   $   576,474  $  1,360,469  $  2,528,624  $  1,604,459  $   710,925
       (27,212)       31,667      (405,699)      238,542      (379,191)    (147,769)
        57,631      (258,573)      789,040    (3,114,694)    1,843,287   (1,081,713)
  ------------   -----------  ------------  ------------  ------------  -----------
       642,448       349,568     1,743,810      (347,528)    3,068,555     (518,557)
  ------------   -----------  ------------  ------------  ------------  -----------
      (619,551)     (582,247)   (1,389,848)   (2,553,254)   (1,623,671)    (697,611)
       (31,698)     (139,540)
  ------------   -----------  ------------  ------------  ------------  -----------
      (651,249)     (721,787)  (1,389,848)    (2,553,254)   (1,623,671)    (697,611)
  ------------   -----------  ------------  ------------  ------------  -----------
    10,029,458     4,069,845     7,820,366    12,014,744    36,203,965   35,367,478
       563,749       698,143     1,097,044     2,193,300     1,246,761      597,877
   (12,268,114)   (6,159,617)  (30,966,640)  (32,743,759)  (32,792,775)  (6,059,655)
  ------------   -----------  ------------  ------------  ------------  -----------
    (1,674,907)   (1,391,629)  (22,049,230)  (18,535,715)    4,657,951   29,905,700
  ------------   -----------  ------------  ------------  ------------  -----------
    (1,683,708)   (1,763,848)  (21,695,268)  (21,436,497)    6,102,835   28,689,532
    15,060,727    16,824,575    46,452,403    67,888,900    28,689,532           --
  ------------   -----------  ------------  ------------  ------------  -----------
  $ 13,377,019   $15,060,727  $ 24,757,135  $ 46,452,403  $ 34,792,367  $28,689,532
  ============   ===========  ============  ============  ============  ===========
  $         --   $     5,871  $         --  $     27,472  $     (2,013) $    13,314
  ============   ===========  ============  ============  ============  ===========
     1,526,147     1,664,941     4,924,057     6,843,864     2,981,497           --
  ------------   -----------  ------------  ------------  ------------  -----------
     1,020,892       407,302       845,548     1,209,554     3,750,003    3,529,282
        57,374        70,048       116,332       225,048       127,805       60,777
    (1,248,410)     (616,144)   (3,301,449)   (3,354,409)   (3,355,946)    (608,562)
  ------------   -----------  ------------  ------------  ------------  -----------
      (170,144)     (138,794)   (2,339,569)   (1,919,807)      521,862    2,981,497
  ------------   -----------  ------------  ------------  ------------  -----------
     1,356,003     1,526,147     2,584,488     4,924,057     3,503,359    2,981,497
  ============   ===========  ============  ============  ============  ===========
  $ 10,881,787                $ 17,878,549                $ 41,913,426
    12,771,124                  40,484,533                  36,000,297
            --                          --                          --
            --                          --                          --

                       See notes to financial statements.

                                                               Annual Report

Notes to Financial Statements
October 31, 2000

1. Organization and Related Matters

The Payden & Rygel Investment Group (the "Group" or "Paydenfunds") is a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Each of its twenty-two mutual funds (each a "Fund") is a series of the Group.

Each of the Funds, other than the Bunker Hill Money Market, High Income, European Growth & Income and European Aggressive Growth Funds, has been classified as non-diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the
Funds:

Securities Valuation
Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities which may have a bid-ask spread greater than ten basis points may be valued using other fixed income securities with a comparable level of risk, and for which the prices are more readily obtainable. Debt securities with remaining maturities of sixty days or less are valued on an amortized cost basis unless the Advisor determines that such basis does not represent fair value. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market. All other securities are appraised at their fair value as determined in good faith under procedures established by the Board of Trustees. The differences between cost and market of investments are reflected as either unrealized appreciation or depreciation.

Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Foreign equity securities are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid price.

Investments in the Bunker Hill Money Market Fund are valued at amortized cost, which approximates market. Discount or premium is amortized using the effective interest method to the maturity of the security.

Investment Transactions and Related Income
Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Premiums and discounts are generally amortized or accreted for both financial statement and tax reporting purposes as required by Federal income tax regulations. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds except the tax exempt funds may purchase securities that are denominated in foreign currencies. For these Funds, investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are

  Paydenfunds
68

October 31, 2000

translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Each of these Funds isolates that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities in foreign securities arises from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the exchange rates.

Repurchase Agreements
Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund's policy to take possession of the underlying securities, except for tri- party agreements where an independent custodian takes possession. On a daily basis the Funds mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement.

Options Transactions
When any of the Funds (except the Bunker Hill Money Market Fund) writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When any of the Funds (except the Bunker Hill Money Market Fund) purchases a call or put option, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

Futures Contracts
Any Fund (except the Bunker Hill Money Market Fund) may purchase or sell futures contracts and options on futures contracts, which provide for the

                                                               Annual Report

Notes to Financial Statements continued
October 31, 2000

future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Global Balanced, European Growth & Income, European Aggressive Growth, World Target Twenty, Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders, Total Return, and High Income Funds may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts
Any Fund (except the Growth & Income and Bunker Hill Money Market Funds) may enter into swap transactions, which involve an agreement between the Fund and another party to exchange payments calculated as if they were interest on a notional principal amount. A Fund will typically pay a floating rate of interest and receive the total return of a specified rate or index. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amounts of the two payment streams. The net amount of the receivable/payable if any with respect to each swap is accrued on a daily basis and is recorded as an unrealized gain or loss by that Fund.

The potential risk to a Fund is that the swap position may correlate imperfectly with the markets or the asset or liability being hedged. In addition, if the other party to the transaction defaults, a Fund might incur a loss.

Forward Currency Contracts
The Global Short Bond, Global Fixed Income, Emerging Markets Bond, Total Return, High Income, Market Return, European Growth & Income, Global Balanced, European Aggressive Growth, and World Target Twenty Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These Funds enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Paydenfunds

October 31, 2000


TBA Sale Commitments
Each of the Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current value of the underlying securities. The contract is "marked-to-market" daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

The following Funds earned a fee for entering into dollar roll agreements. The amounts below are included in interest income in the statement of operations.

Short Bond Fund....................................................... $ 15,768
U.S. Government Fund..................................................   81,005
GNMA Fund.............................................................  523,064
Investment Quality Bond Fund..........................................  556,303
Total Return Fund.....................................................  971,888

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) the Emerging Markets Bond, Global Balanced, European Growth & Income, Growth & Income and High Income Funds, which are declared and paid quarterly, (ii) the European Aggressive Growth, World Target Twenty, U.S. Growth Leaders, and Small Cap Leaders Funds, which are declared and paid semi-annually, and (iii) the Bunker Hill Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Short Duration Tax Exempt, Tax Exempt Bond, and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America ("generally accepted accounting principles.")

Federal Income Taxes
It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code (the "Code"), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes.

Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying

                                                               Annual Report

Notes to Financial Statements continued
October 31, 2000

statements. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Affiliated Investment
Each of the Funds below invests in the Bunker Hill Money Market Fund, an affiliated Fund. Interest earned for the period ended October 31, 2000 is shown below and included in interest income in the statement of operations.

Global Short Bond Fund................................................ $115,628
Global Fixed Income Fund..............................................  377,819
Emerging Markets Bond Fund............................................  109,806
Global Balanced Fund..................................................   86,474
European Growth & Income Fund.........................................   75,134
European Aggressive Growth Fund.......................................  315,457
World Target Twenty Fund..............................................   56,476
Growth & Income Fund..................................................  106,328
Market Return Fund....................................................  264,575
U.S. Growth Leaders Fund..............................................  170,375
Small Cap Leaders Fund................................................  101,608
Limited Maturity Fund.................................................  347,253
Short Bond Fund.......................................................  176,394
U.S. Government Fund..................................................   69,909
GNMA Fund.............................................................   76,192
Investment Quality Bond Fund..........................................  189,565
Total Return Fund.....................................................  217,894
High Income Fund......................................................  315,688

Custodian Credits
The funds have entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate.

Other
Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

The organization costs incurred on behalf of the Funds prior to June 30, 1998 are being amortized on a straight-line basis over a period not exceeding five years. Organization costs incurred after June 30, 1998 are a direct expense to the Fund as incurred.

3. Related Party Transactions

Payden & Rygel provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for each of the Global Short Bond and Global Fixed Income Funds is 0.30% on net assets up to $2 billion, decreasing to 0.25% on net assets over $2 billion. The rate for each of the Short Duration Tax Exempt and Tax Exempt Bond Funds is 0.32% on net assets up to $500 million, 0.28% on the next $500 million, and 0.25% on net assets over $1 billion. The rate for each of the U.S. Government, Limited Maturity, Short Bond, Investment Quality Bond, Market Return and Total Return Funds is 0.28% on net assets up to $1 billion, decreasing to 0.25% on net assets over $1 billion. The rate for the Global Balanced Fund is 0.50% on net assets up to $1 billion and 0.40% on net assets over $1 billion. The rate for the Growth & Income Fund is 0.50% on net assets up to $2 billion and 0.30% on net assets over $2 billion. The rate for the European Growth & Income Fund is 0.50% on net assets up to $2 billion and 0.40% on net assets over $2 billion. The rate for the Bunker Hill Money Market Fund is 0.15% on all net assets. The rate for the High Income Fund is 0.35% on all net assets. The rate for the California Municipal Income Fund is 0.32% on net assets up to $1 billion and 0.25% on net assets over $1 billion. The rate for each of the U.S. Growth Leaders and Small Cap Leaders Funds is 0.60% on net assets up to $1 billion and 0.50% on net assets over $1 billion. The rate for the European Aggressive Growth Fund is 0.80% on net assets up to $1 billion and 0.60% on

  Paydenfunds

October 31, 2000

net assets over $1 billion. The rate for the Emerging Markets Bond Fund is 0.45% on all net assets. The rate for the GNMA Fund is 0.27% on all net assets. The rate for the World Target Twenty Fund is 1.20% on all net assets.

Payden & Rygel has agreed to guarantee that, for as long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest and taxes) will not exceed the percentages indicated below of that Fund's average daily net assets on an annualized basis. On March 1, 2000 the advisor eliminated the 0.95% voluntary expense limit for the European Aggressive Growth Fund. Finally, Payden & Rygel has voluntarily agreed to temporarily limit each Fund's total expenses, including advisory fees, to the percentages indicated below of each Fund's average daily net assets on an annualized basis through October 31, 2000 (exclusive of interest and taxes).

Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement). The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds. They are not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

                                                                 Cumulative
                                        Expense    Voluntary      Deferred
                                       Guarantee Expense Limit Expense Subsidy
                                       --------- ------------- ---------------
     Global Short Bond Fund              0.70%       0.50%       $  406,251
     Global Fixed Income Fund            0.70%        n/a                --
     Emerging Markets Bond Fund          1.25%       0.80%           55,773
     Global Balanced Fund                0.85%       0.70%          293,349
     European Growth & Income Fund       0.90%        n/a           259,471
     European Aggressive Growth Fund     1.05%        n/a           156,700
     World Target Twenty                 1.40%       1.15%           86,412
     Growth & Income Fund                0.80%       0.75%          166,513
     Market Return Fund                  0.60%       0.45%          381,957
     U.S. Growth Leaders Fund            1.00%       0.80%           98,434
     Small Cap Leaders Fund              1.00%       0.80%           62,504
     Bunker Hill Money Market Fund       0.50%       0.30%          286,055
     Limited Maturity Fund               0.60%       0.40%        1,032,005
     Short Bond Fund                     0.60%       0.40%          656,507
     U.S. Government Fund                0.60%       0.40%          434,829
     GNMA Fund                           0.50%       0.35%          234,468
     Investment Quality Bond Fund        0.60%       0.50%          346,117
     Total Return Fund                   0.60%       0.50%           35,662
     High Income Fund                    0.75%       0.60%               --
     Short Duration Tax Exempt Fund      0.60%       0.50%          415,100
     Tax Exempt Bond Fund                0.60%       0.50%          483,513
     California Municipal Income Fund    0.80%       0.50%           45,547

                                                               Annual Report

Notes to Financial Statements continued
October 31, 2000


For the Global Balanced, European Growth & Income, European Aggressive Growth and World Target Twenty Funds, the Advisor has entered into a sub-advisory agreement with Metzler/Payden LLC where the Advisor passes through to the sub-advisor 100% of its advisory fee earned and payable. The sub-advisor fee does not represent a separate or additional charge to the Funds. Metzler/Payden LLC is a joint venture between the Advisor and Metzler Asset Management GmbH, an affiliate of B. Metzler seel. Sohn & Co. Holding AG, a major German financial institution located in Frankfurt, Germany. Metzler/Payden LLC is owned 50% by the Advisor and 50% by MP&R Ventures, Inc., a Metzler affiliate.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of 0.08%.

Under a distribution agreement with the Group, Payden & Rygel Distributors is not entitled to receive any distribution fees from the Group.

On September 15, 2000 the Emerging Markets Bond, Global Balanced, European Growth & Income, European Aggressive, World Target Twenty, Growth & Income, Market Return, U.S. Growth Leader, Small Cap Leaders and High Income Funds implemented a redemption fee payable to the Distributor and equal to 1% of the value of shares redeemed if the shares are held less than 60 days.

Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.

4. Federal Income Taxes

At October 31, 2000, the following Funds had capital loss carryforwards in the amounts indicated for Federal income tax purposes. These carryforwards are available to offset future capital gains, if any.

                                                   Capital Loss Carryforwards
                          -----------------------------------------------------------------------------
                          Expiring Expiring Expiring Expiring Expiring  Expiring   Expiring
                            2002     2003     2004     2005     2006      2007       2008      Total
                          -------- -------- -------- -------- --------- --------- ---------- ----------
Global Short Bond Fund                                37,169  3,854,157   212,166  4,604,772  8,708,264
Global Fixed Income Fund                                                           7,991,404  7,991,404
European Aggressive
 Growth Fund                                                              236,251  1,025,839  1,262,090
Market Return Fund                                                                 3,257,279  3,257,279
Limited Maturity Fund       1,971            64,303   61,717     38,977   317,490    144,488    628,946
Short Bond Fund                             341,923    6,293    195,694 1,196,264    313,253  2,053,427
U.S. Government Fund                                                               1,894,946  1,894,946
Investment Quality Bond
 Fund                                                                   5,069,875 10,140,332 15,210,207
Total Return Fund                                                       3,006,874  9,654,162 12,661,036
High Income Fund                                              1,053,468 2,732,436  6,312,035 10,097,939
Short Duration Tax
 Exempt Fund                                                                          27,212     27,212
Tax Exempt Bond Fund      521,295   92,036  460,399                                  405,699  1,479,429
California Municipal
 Income Fund                                                              147,769    379,191    526,960

  Paydenfunds

October 31, 2000


5. Line of Credit

The Group has entered into a Credit Agreement with Deutsche Bank AG under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $60 million. The following funds took loans during the year ended October 31, 2000. No Fund had a loan outstanding at year end.

                             Maximum     Average   Daily Wtd.   # of
                              Amount   Outstanding  Average     Days
                             Borrowed    Balance      Rate    Borrowed
                            ---------- ----------- ---------- --------
Tax Exempt Bond             $7,250,000 $5,307,000     5.58%       7
European Aggressive Growth   5,700,000  3,577,000     6.23       13
European Growth & Income     5,800,000  3,201,000     6.70       33
Growth & Income              4,000,000  3,725,000     6.85        4

6. Distribution

The Growth & Income Fund declared a capital gain dividend of $3.08 per share to shareholders of record on October 31, 2000, with an ex-date of November 1, 2000 and pay date of November 2, 2000.

7. Fund Termination

On November 16, 2000 the Board of Trustees approved the closing of the Payden & Rygel European Growth and Income Fund, which is anticipated to occur December 22, 2000, at which time all portfolio holdings will be liquidated and transferred to other Paydenfunds or paid in cash.

8. Exempt Interest Income Designation (Unaudited)

                                                  Exempt-Interest
                                  Exempt-Interest    Dividends
                                     Dividends       Per Share
                                  --------------- ---------------
Short Duration Tax Exempt Fund      $  619,551         $0.39
Tax Exempt Bond Fund                 1,389,848          0.45
California Municipal Income Fund     1,623,671          0.40


                                                               Annual Report

Financial Highlights

(For a share outstanding during the period ended October 31st)



                                          Global Short Bond Fund
                                ===============================================
                                                                         1996
                                  2000      1999      1998      1997      (a)
                                ========  ========  ========  ========  =======
Net asset value -- beginning
 of period....................  $   9.59  $  10.31  $  10.17  $  10.07  $ 10.00
                                --------  --------  --------  --------  -------
Income (loss) from investment
 activities:
 Net investment income........      0.55      0.67      0.92      0.58     0.05
 Net realized and unrealized
  gains (losses)..............               (0.41)    (0.15)     0.11     0.06
                                --------  --------  --------  --------  -------
  Total from investment
   activities.................      0.55      0.26      0.77      0.69     0.11
                                --------  --------  --------  --------  -------
Distributions to shareholders:
 From net investment income...     (0.54)    (0.96)    (0.63)    (0.59)  (0.04)
 In excess of net investment
  income......................
 From net realized gains......
 Return of capital............               (0.02)
                                --------  --------  --------  --------  -------
 Total distributions to
  shareholders................     (0.54)    (0.98)    (0.63)    (0.59)  (0.04)
                                --------  --------  --------  --------  -------
Net asset value -- end of
 period.......................  $   9.60  $   9.59  $  10.31  $  10.17  $ 10.07
                                ========  ========  ========  ========  =======
  Total return *..............      5.93%     2.57%     7.87%     7.02%    1.10%
                                ========  ========  ========  ========  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $154,031  $213,593  $251,609  $220,865  $28,913
 Ratio of gross expense to
  average net assets **.......      0.53%     0.51%     0.51%     0.53%    2.31%
 Ratio of net expense to
  average net assets **.......      0.50%     0.50%     0.44%     0.45%    0.45%
 Ratio of net investment
  income to average net assets
  (1) **......................      4.16%     3.89%     4.31%     4.76%    3.00%
 Ratio of net investment
  income to average net assets
  **..........................      4.19%     3.90%     4.38%     4.84%    4.86%
 Portfolio turnover rate **...       143%      175%      245%      219%       0%

-------
The Funds commenced operations on the following dates:

(a) September 18, 1996
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year
(1) Excluding expense reductions

                       See notes to financial statements.

  Paydenfunds



                       Global Fixed Income Fund
   ======================================================================================
     2000             1999                1998                1997                1996
   =========        ========            ========            ========            ========
   $   9.86         $  10.91            $  10.16            $  10.35            $  10.32
   ---------        --------            --------            --------            --------
       0.49             0.76                0.45                1.03                0.54
       0.16            (0.69)               0.72               (0.16)               0.19
   ---------        --------            --------            --------            --------
       0.65             0.07                1.17                0.87                0.73
   ---------        --------            --------            --------            --------
      (0.50)           (0.79)              (0.42)              (1.06)              (0.70)
      (0.04)           (0.33)
   ---------        --------            --------            --------            --------
      (0.54)           (1.12)              (0.42)              (1.06)              (0.70)
   ---------        --------            --------            --------            --------
   $   9.97         $   9.86            $  10.91            $  10.16            $  10.35
   =========        ========            ========            ========            ========
       6.96%            0.56%              11.81%               8.84%               7.41%
   =========        ========            ========            ========            ========
   $ 523,397        $489,687            $524,650            $535,644            $651,165
       0.51%            0.49%               0.49%               0.49%               0.53%
       0.51%            0.49%               0.49%               0.49%               0.53%
       4.68%            4.48%               5.13%               5.69%               5.67%
       4.68%            4.48%               5.13%               5.69%               5.67%
         131%            104%                223%                289%                176%

                       See notes to financial statements.

                                                               Annual Report

Portfolio Highlights & Investments

(For a share outstanding during the period ended October 31st)

                                             Emerging Market       Global
                                                Bond Fund      Balanced Fund
                                             ================  ===============
                                                       1999
                                              2000      (i)     2000     1999
                                             =======  =======  =======  ======
Net asset value -- beginning of period...... $ 10.51   $10.00  $ 11.65  $10.84
                                             -------  -------  -------  ------
Income (loss) from investment activities:
 Net investment income......................    1.05     0.83     0.30    0.02
 Net realized and unrealized gains
  (losses)..................................    0.79     0.43     0.31    1.65
                                             -------  -------  -------  ------
  Total from investment activities..........    1.84     1.26     0.61    1.67
                                             -------  -------  -------  ------
Distributions to shareholders:
 From net investment income.................   (1.00)   (0.75)   (0.30)
 In excess of net investment income.........
 From net realized gains....................   (0.21)            (0.95)  (0.86)
 Return of capital..........................
                                             -------  -------  -------  ------
 Total distributions to shareholders........   (1.21)   (0.75)   (1.25)  (0.86)
                                             -------  -------  -------  ------
Net asset value -- end of period............ $ 11.14  $ 10.51  $ 11.01  $11.65
                                             =======  =======  =======  ======
  Total return*.............................   18.13%   12.92%    4.08%  15.85%
                                             =======  =======  =======  ======
Ratios/supplemental data:
 Net assets, end of period (000s)........... $49,262  $11,283  $10,046  $8,624
 Ratio of gross expense to average net
  assets**..................................    0.94%    1.35%    1.46%   1.56%
 Ratio of net expense to average net
  assets**..................................    0.80%    0.80%    0.70%   0.70%
 Ratio of net investment income to average
  net assets (1) **.........................    9.42%    9.36%    1.87%   1.53%
 Ratio of net investment income to average
  net assets**..............................    9.56%    9.91%    2.63%   2.39%
 Portfolio turnover rate**..................     146%     225%      82%     60%

-------
The Funds commenced operations on the following dates:

(b) December 9, 1996
(c) June 30, 1997
(i) December 17, 1998
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year
(1) Excluding expense reductions

                       See notes to financial statements.

  Paydenfunds

   Global Balanced                      European Growth &
        Fund                               Income Fund
  ====================       ========================================================
               1997                                                         1997
   1998         (b)           2000            1999           1998            (c)
  ======      =======        =======         =======        =======        =======
  $10.79      $ 10.00        $ 11.93         $ 11.46        $ 10.19        $ 10.00
    0.20         0.05                           0.15           0.17          (0.04)
    0.63         0.90          (3.81)           0.81           1.28           0.23
  ------      -------        -------         -------        -------        -------
    0.83         0.95          (3.81)           0.96           1.45           0.19
  ------      -------        -------         -------        -------        -------
   (0.17)       (0.05)         (0.06)          (0.09)         (0.17)
   (0.61)       (0.11)                         (0.40)         (0.01)
  ------      -------        -------         -------        -------        -------
   (0.78)       (0.16)         (0.06)          (0.49)         (0.18)          0.00
  ------      -------        -------         -------        -------        -------
  $10.84      $ 10.79        $  8.06         $ 11.93        $ 11.46        $ 10.19
  ======      =======        =======         =======        =======        =======
    8.21%        9.49%        (32.13)%          8.39%         14.31%          1.90%
  ======      =======        =======         =======        =======        =======
  $7,078      $10,312        $ 6,726         $38,243        $39,529        $13,608
    1.43%        1.64%          1.20%           0.96%          1.20%          2.48%
    0.69%        0.70%          0.98%           0.90%          0.69%          0.69%
    2.37%        2.38%          0.76%           1.19%          2.26%         (0.07)%
    3.11%        3.32%          0.98%           1.25%          2.77%          1.72%
     156%         211%           118%             89%            34%             9%

                       See notes to financial statements.

                                                               Annual Report

Financial Highlights continued

(For a share outstanding during the period ended October 31st)

                         European Aggressive     World Target  Growth & Income
                             Growth Fund         Twenty Fund        Fund
                         =====================   ============ ==================
                           2000      1999 (j)      2000 (m)     2000      1999
                         =========   =========   ============ ========  ========
Net asset value --
  beginning of period... $   11.28   $   10.00     $ 10.00    $  16.27  $  14.45
                         ---------   ---------     -------    --------  --------
Income (loss) from
 investment activities:
 Net investment income..     (0.02)       0.03                    0.21      0.19
 Net realized and
  unrealized gains
  (losses)..............      5.53        1.25       (1.62)      (0.14)     2.15
                         ---------   ---------     -------    --------  --------
  Total from investment
   activities...........      5.51        1.28       (1.62)       0.07      2.34
                         ---------   ---------     -------    --------  --------
Distributions to
 shareholders:
 From net investment
  income................     (0.01)                              (0.21)    (0.19)
 In excess of net
  investment income.....
 From net realized
  gains.................                                         (0.52)    (0.33)
 Return of capital......
                         ---------   ---------     -------    --------  --------
 Total distributions to
  shareholders..........     (0.01)       0.00        0.00       (0.73)    (0.52)
                         ---------   ---------     -------    --------  --------
Net asset value -- end
 of period.............. $   16.78   $   11.28     $  8.38    $  15.61  $  16.27
                         =========   =========     =======    ========  ========
  Total return *........     48.83%      12.80%     (16.22)%      0.47%    16.47%
                         =========   =========     =======    ========  ========
Ratios/supplemental
 data:
 Net assets, end of
  period (000s).........   $63,018   $  10,187     $ 7,506    $104,209  $268,924
 Ratio of gross expense
  to average net assets
  **....................      1.22%       2.89%       2.92%       0.79%     0.75%
 Ratio of net expense to
  average net assets
  **....................      1.05%       0.95%       1.15%       0.75%     0.75%
 Ratio of net investment
  income to average net
  assets (1) **.........     (0.48)%     (1.63)%     (1.52)%      1.25%     1.19%
 Ratio of net investment
  income to average net
  assets **.............     (0.31)%      0.31%       0.25%       1.29%     1.19%
 Portfolio turnover rate
  **....................        73%         18%          3%         72%        5%

-------
The Funds commenced operations on the following dates:

(d) November 1, 1996  (j) June 17, 1999
(e) December 1, 1995  (m) March 31, 2000
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year
(1) Excluding expense reductions

                       See notes to financial statements.

  Paydenfunds


   Growth & Income
        Fund                             Market Return Fund
 ====================      ============================================================
                                                                                1996
   1998      1997 (d)       2000         1999         1998         1997         (e)
 ========    ========      =======      =======      =======      =======      ======
 $  12.77    $  10.00      $ 14.94      $ 13.31      $ 12.80      $ 10.86      $10.00
 --------    --------      -------      -------      -------      -------      ------
     0.21        0.17         0.84         0.76         0.73         0.63        0.50
     1.71        2.74        (0.38)        2.37         1.46         2.64        0.86
 --------    --------      -------      -------      -------      -------      ------
     1.92        2.91         0.46         3.13         2.19         3.27        1.36
 --------    --------      -------      -------      -------      -------      ------
    (0.24)      (0.14)       (0.84)       (0.77)       (0.71)       (0.63)      (0.50)
                             (1.54)       (0.73)       (0.97)       (0.70)

 --------    --------      -------      -------      -------      -------      ------
    (0.24)      (0.14)       (2.38)       (1.50)       (1.68)       (1.33)      (0.50)
 --------    --------      -------      -------      -------      -------      ------
 $  14.45    $  12.77      $ 13.02      $ 14.94      $ 13.31      $ 12.80      $10.86
 ========    ========      =======      =======      =======      =======      ======
    15.15%      29.19%        3.15%       24.41%       18.48%       31.74%      14.06%
 ========    ========      =======      =======      =======      =======      ======
 $250,553    $150,944      $59,031      $82,969      $43,390      $20,195      $5,789
     0.77%       0.89%        0.53%        0.53%        0.69%        0.96%       4.14%
     0.54%       0.54%        0.45%        0.45%        0.45%        0.45%       0.00%
     1.32%       1.25%        5.75%        5.29%        5.45%        4.85%       1.81%
     1.55%       1.60%        5.83%        5.37%        5.69%        5.36%       5.95%
       10%          2%          96%         113%          48%         140%        146%


                       See notes to financial statements.

                                                               Annual Report

Financial Highlights continued

(For a share outstanding during the period ended October 31st)

                                                U.S. Growth         Small Cap
                                                Leaders Fund       Leaders Fund
                                             ===================   ============
                                               2000     1999(j)      2000(l)
                                             =========  ========   ============
Net asset value -- beginning of period...... $   10.53  $  10.00     $  10.00
                                             ---------  --------     --------
Income (loss) from investment activities:
 Net investment income......................      0.07      0.03         0.05
 Net realized and unrealized gains
  (losses)..................................      0.95      0.50         1.60
                                             ---------  --------     --------
   Total from investment activities.........      1.02      0.53         1.65
                                             ---------  --------     --------
Distributions to shareholders:
 From net investment income.................     (0.05)                (0.02)
 In excess of net investment income.........
 From net realized gains....................     (0.08)
                                             ---------  --------     --------
   Total distributions to shareholders......     (0.13)     0.00        (0.02)
                                             ---------  --------     --------
Net asset value -- end of period............ $   11.42  $  10.53     $  11.63
                                             =========  ========     ========
Total return*...............................      9.75%     5.30%       16.48%
                                             =========  ========     ========
Ratios/supplemental data:
 Net assets, end of period (000)............ $  18,959  $  4,419     $ 20,857
 Ratio of gross expense to average net
  assets**..................................      1.23%     4.61%        1.14%
 Ratio of net expense to average net
  assets**..................................      0.80%     0.80%        0.80%
 Ratio of net investment income to average
  net assets (1) **.........................      0.52%    (2.84)%       0.17%
 Ratio of net investment income to average
  net assets**..............................      0.95%     0.97%        0.51%
 Portfolio turnover rate**..................       229%      241%         138%

-------
The Funds commenced operations on the following dates:

(g) December 17, 1997
(j) June 17, 1999
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year
(1) Excluding expense reductions

                       See notes to financial statements.

  Paydenfunds

        Bunker Hill
     Money Market Fund                   Limited Maturity Fund
  ============================ ==============================================
    2000      1999    1998(g)    2000     1999      1998      1997     1996
  ========   =======  =======  ========  =======  ========  ========  =======
  $   1.00   $  1.00  $  1.00  $   9.98  $ 10.08  $  10.06  $  10.06  $ 10.06
  --------   -------  -------  --------  -------  --------  --------  -------
      0.06      0.05     0.05      0.59     0.56      0.56      0.54     0.53
                                           (0.09)     0.02
  --------   -------  -------  --------  -------  --------  --------  -------
      0.06      0.05     0.05      0.59     0.47      0.58      0.54     0.53
  --------   -------  -------  --------  -------  --------  --------  -------
     (0.06)    (0.05)   (0.05)    (0.60)   (0.57)    (0.56)    (0.54)   (0.53)

  --------   -------  -------  --------  -------  --------  --------  -------
     (0.06)    (0.05)   (0.05)    (0.60)   (0.57)    (0.56)    (0.54)   (0.53)
  --------   -------  -------  --------  -------  --------  --------  -------
  $   1.00   $  1.00  $  1.00  $   9.97  $  9.98  $  10.08  $  10.06  $ 10.06
  ========   =======  =======  ========  =======  ========  ========  =======
      6.06%     4.97%    4.65%     6.24%    4.71%     5.87%     5.46%    5.41%
  ========   =======  =======  ========  =======  ========  ========  =======
  $200,930   $87,968  $26,455  $178,824  $97,820  $117,042  $152,429  $50,771
      0.39%     0.41%    0.71%     0.51%    0.50%     0.47%     0.52%    0.62%
      0.30%     0.30%    0.29%     0.40%    0.38%     0.29%     0.30%    0.30%
      5.84%     4.72%    4.81%     5.93%    5.44%     5.40%     5.30%    5.13%
      5.93%     4.83%    5.23%     6.04%    5.56%     5.58%     5.52%    5.45%
       n/a       n/a      n/a       103%      60%       91%      135%     217%

                       See notes to financial statements.

                                                               Annual Report

Financial Highlights continued

(For a share outstanding during the period ended October 31st)

                                              Short Bond Fund
                                  ============================================
                                   2000     1999      1998     1997     1996
                                  =======  =======  ========  =======  =======
Net asset value -- beginning of
 period.......................... $  9.66  $  9.94  $   9.92  $  9.97  $ 10.04
                                  -------  -------  --------  -------  -------
Income (loss) from investment
 activities:
 Net investment income...........    0.59     0.56      0.63     0.58     0.54
 Net realized and unrealized
  gains (losses).................    0.03    (0.28)     0.02    (0.05)   (0.06)
                                  -------  -------  --------  -------  -------
  Total from investment
   activities....................    0.62     0.28      0.65     0.53     0.48
                                  -------  -------  --------  -------  -------
Distributions to shareholders:
 From net investment income......   (0.59)   (0.56)    (0.63)   (0.58)   (0.54)
 In excess of net investment
  income.........................
 From net realized gains.........                                        (0.01)
 Return of capital...............
                                  -------  -------  --------  -------  -------
  Total distributions to
   shareholders..................   (0.59)   (0.56)    (0.63)   (0.58)   (0.55)
                                  -------  -------  --------  -------  -------
Net asset value -- end of
 period.......................... $  9.69  $  9.66  $   9.94  $  9.92  $  9.97
                                  =======  =======  ========  =======  =======
Total return *...................    6.61%    2.89%     6.80%    5.52%    4.86%
                                  =======  =======  ========  =======  =======
Ratios/supplemental data:
 Net assets, end of period
  (000).......................... $66,957  $54,559  $108,661  $94,256  $97,966
 Ratio of gross expense to
  average net assets **..........    0.53%    0.50%     0.50%    0.49%    0.57%
 Ratio of net expense to average
  net assets **..................    0.40%    0.40%     0.30%    0.40%    0.40%
 Ratio of net investment income
  to average net assets (1)**....    5.83%    5.58%     5.84%    5.91%    5.50%
 Ratio of net investment income
  to average net assets **.......    5.96%    5.68%     6.04%    6.00%    5.67%
 Portfolio turnover rate **......     171%     171%      596%     208%     212%

-------
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year
(1) Excluding expense reductions

                       See notes to financial statements.

  Paydenfunds


                          U.S. Government Fund
 ===================================================================================================
  2000             1999                     1998                     1997                     1996
 =======          =======                  =======                  =======                  =======
 $ 10.45          $ 10.90                  $ 10.56                  $ 10.54                  $ 10.61
 -------          -------                  -------                  -------                  -------
    0.59             0.57                     0.56                     0.60                     0.58
    0.05            (0.39)                    0.33                     0.02                    (0.04)
 -------          -------                  -------                  -------                  -------
    0.64             0.18                     0.89                     0.62                     0.54
 -------          -------                  -------                  -------                  -------
   (0.60)           (0.57)                   (0.55)                   (0.60)                   (0.58)
   (0.02)           (0.06)                                                                     (0.03)
 -------          -------                  -------                  -------                  -------
   (0.62)           (0.63)                   (0.55)                   (0.60)                   (0.61)
 -------          -------                  -------                  -------                  -------
 $ 10.47          $ 10.45                  $ 10.90                  $ 10.56                  $ 10.54
 =======          =======                  =======                  =======                  =======
    6.33%            1.76%                    8.60%                    6.10%                    5.20%
 =======          =======                  =======                  =======                  =======
 $68,434          $72,535                  $71,855                  $15,479                  $22,114
    0.53%            0.50%                    0.54%                    0.63%                    0.78%
    0.40%            0.40%                    0.34%                    0.45%                    0.45%
    5.57%            5.29%                    5.18%                    5.31%                    5.26%
    5.70%            5.39%                    5.38%                    5.49%                    5.59%
     138%             128%                     287%                     160%                     152%


                       See notes to financial statements.

                                                               Annual Report

Financial Highlights continued

(For a share outstanding during the period ended October 31st)

                                                                GNMA Fund
                                                            ==================
                                                              2000     1999(k)
                                                            ========  ========
Net asset value -- beginning of period..................... $  10.11  $  10.00
                                                            --------  --------
Income (loss) from investment activities:
 Net investment income.....................................     0.69      0.09
 Net realized and unrealized gains (losses)................     0.05      0.10
                                                            --------  --------
  Total from investment activities.........................     0.74      0.19
                                                            --------  --------
Distributions to shareholders:
 From net investment income................................    (0.70)    (0.08)
 In excess of net investment income........................
 From net realized gains...................................
 Return of capital.........................................
                                                            --------  --------
  Total distributions to shareholders......................    (0.70)    (0.08)
                                                            --------  --------
Net asset value -- end of period........................... $  10.15  $  10.11
                                                            ========  ========
Total return *.............................................     7.79%     1.82%
                                                            ========  ========
Ratios/supplemental data:
 Net assets, end of period (000s).......................... $113,402  $121,161
 Ratio of gross expense to average net assets **...........     0.48%     0.90%
 Ratio of net expense to average net assets **.............     0.35%     0.35%
 Ratio of net investment income to average net assets (1)
  **.......................................................     6.75%     5.41%
 Ratio of net investment income to average net assets **...     6.88%     5.96%
 Portfolio turnover rate **................................       53%       94%

-------
The Funds commenced operations on the following dates:

(b) December 9, 1996
(k) August 27, 1999
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year
(1) Excluding expense reductions

                       See notes to financial statements.

  Paydenfunds

        Investment Quality Bond Fund                        Total Return Fund
  ================================================ ======================================
   2000       1999       1998     1997     1996      2000      1999      1998    1997 (b)
  =======   ========   ========  =======  =======  ========  ========  ========  ========
  $  9.44   $  10.17   $  10.01  $  9.81  $  9.96  $   9.67  $  10.23  $  10.25  $ 10.00
  -------   --------   --------  -------  -------  --------  --------  --------  -------
     0.63       0.58       0.60     0.58     0.63      0.68      0.66      0.57     0.46
    (0.13)     (0.65)      0.20     0.22    (0.17)    (0.16)    (0.60)     0.20     0.23
  -------   --------   --------  -------  -------  --------  --------  --------  -------
     0.50      (0.07)      0.80     0.80     0.46      0.52      0.06      0.77     0.69
  -------   --------   --------  -------  -------  --------  --------  --------  -------
    (0.64)     (0.58)     (0.59)   (0.60)   (0.61)    (0.69)    (0.57)    (0.58)   (0.44)
                                                                          (0.13)
               (0.08)     (0.05)                                (0.05)    (0.08)
  -------   --------   --------  -------  -------  --------  --------  --------  -------
    (0.64)     (0.66)     (0.64)   (0.60)   (0.61)    (0.69)    (0.62)    (0.79)   (0.44)
  -------   --------   --------  -------  -------  --------  --------  --------  -------
  $  9.30   $   9.44   $  10.17  $ 10.01  $  9.81  $   9.50  $   9.67  $  10.23  $ 10.25
  =======   ========   ========  =======  =======  ========  ========  ========  =======
     5.74%     (0.71)%     8.33%    8.44%    4.86%     5.60%     0.55%     7.72%    7.10%
  =======   ========   ========  =======  =======  ========  ========  ========  =======
  $77,243   $195,228   $173,974  $94,987  $32,304  $310,250  $230,440  $174,612  $98,863
     0.51%      0.50%      0.50%    0.53%    0.64%     0.50%     0.50%     0.52%    0.69%
     0.50%      0.50%      0.44%    0.45%    0.00%     0.50%     0.50%     0.44%    0.45%
     6.58%      6.06%      6.06%    5.95%    5.77%     6.90%     5.58%     5.99%    5.97%
     6.59%      6.06%      6.12%    6.03%    6.41%     6.90%     5.58%     6.07%    6.21%
      161%        67%       156%     317%     197%      164%       45%      208%     206%


                       See notes to financial statements.

                                                               Annual Report

Financial Highlights continued

(For a share outstanding during the period ended October 31st)

                                                       High Income Fund
                                                  =============================
                                                    2000       1999    1998 (h)
                                                  =========  ========  ========
Net asset value -- beginning of period........... $    9.52  $   9.77  $ 10.00
                                                  ---------  --------  -------
Income (loss) from investment activities:
 Net investment income...........................      0.85      0.89     0.47
 Net realized and unrealized gains (losses)......     (0.78)    (0.34)   (0.34)
                                                  ---------  --------  -------
   Total from investment activities..............      0.07      0.55     0.13
                                                  ---------  --------  -------
Distributions to shareholders:
 From net investment income......................     (0.83)    (0.80)   (0.36)
 In excess of net investment income..............
 From net realized gains.........................
 Return of capital...............................
                                                  ---------  --------  -------
   Total distributions to shareholders...........     (0.83)    (0.80)   (0.36)
                                                  ---------  --------  -------
Net asset value -- end of period................. $    8.76  $   9.52  $  9.77
                                                  =========  ========  =======
Total return *...................................      0.59%     5.65%    1.28%
                                                  =========  ========  =======
Ratios/supplemental data:
 Net assets, end of period (000s)................ $ 139,491  $109,297  $91,669
 Ratio of gross expense to average net
  assets **......................................      0.57%     0.55%    0.71%
 Ratio of net expense to average net assets **...      0.57%     0.55%    0.54%
 Ratio of net investment income to average net
  assets (1) **..................................      8.81%     7.99%    7.58%
 Ratio of net investment income to average net
  assets **......................................      8.81%     7.99%    7.75%
 Portfolio turnover rate **......................        87%       68%     134%

-------
The Funds commenced operations on the following dates:

(h) December 30, 1997
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year
(1) Excluding expense reductions

                       See notes to financial statements.

  Paydenfunds

                     Short Duration Tax Exempt Fund
 ===================================================================================================
  2000             1999                     1998                     1997                     1996
 =======          =======                  =======                  =======                  =======
 $  9.87          $ 10.11                  $ 10.08                  $ 10.01                  $ 10.08
 -------          -------                  -------                  -------                  -------
    0.39             0.37                     0.42                     0.38                     0.38
    0.02            (0.15)                    0.03                     0.07                    (0.06)
 -------          -------                  -------                  -------                  -------
    0.41             0.22                     0.45                     0.45                     0.32
 -------          -------                  -------                  -------                  -------
   (0.39)           (0.37)                   (0.41)                   (0.38)                   (0.38)
   (0.02)           (0.09)                   (0.01)                                            (0.01)
 -------          -------                  -------                  -------                  -------
   (0.41)           (0.46)                   (0.42)                   (0.38)                   (0.39)
 -------          -------                  -------                  -------                  -------
 $  9.87          $  9.87                  $ 10.11                  $ 10.08                  $ 10.01
 =======          =======                  =======                  =======                  =======
    4.18%            2.29%                    4.55%                    4.55%                    3.28%
 =======          =======                  =======                  =======                  =======
 $13,377          $15,061                  $16,825                  $38,176                  $36,336
    0.86%            0.85%                    0.68%                    0.62%                    0.70%
    0.50%            0.50%                    0.44%                    0.45%                    0.45%
    3.57%            3.27%                    3.75%                    3.58%                    3.56%
    3.93%            3.62%                    3.99%                    3.75%                    3.81%
      73%              54%                      53%                      57%                      35%

                       See notes to financial statements.

                                                               Annual Report

Financial Highlights continued

(For a share outstanding during the period ended October 31st)

                                                                        California
                                                                         Municipal
                                  Tax Exempt Bond Fund                  Income Fund
                         ===========================================  ================
                          2000     1999     1998     1997     1996     2000    1999(i)
                         =======  =======  =======  =======  =======  =======  =======
Net asset value --
  beginning of period... $  9.43  $  9.92  $  9.71  $  9.47  $  9.59  $  9.62  $ 10.00
                         -------  -------  -------  -------  -------  -------  -------
Income (loss) from
 investment activities:
 Net investment income..    0.45     0.42     0.40     0.44     0.45     0.40     0.26
 Net realized and
  unrealized gains
  (losses)..............    0.16    (0.49)    0.20     0.24    (0.12)    0.32    (0.38)
                         -------  -------  -------  -------  -------  -------  -------
   Total from investment
    activities..........    0.61    (0.07)    0.60     0.68     0.33     0.72    (0.12)
                         -------  -------  -------  -------  -------  -------  -------
Distributions to
 shareholders:
 From net investment
  income................   (0.46)   (0.42)   (0.39)   (0.44)   (0.45)   (0.41)   (0.26)
 In excess of net
  investment income.....
 From net realized
  gains.................
 Return of capital......
                         -------  -------  -------  -------  -------  -------  -------
   Total distributions
    to shareholders.....   (0.46)   (0.42)   (0.39)   (0.44)   (0.45)   (0.41)   (0.26)
                         -------  -------  -------  -------  -------  -------  -------
Net asset value -- end
 of period.............. $  9.58  $  9.43  $  9.92  $  9.71  $  9.47  $  9.93  $  9.62
                         =======  =======  =======  =======  =======  =======  =======
Total return *..........    6.70%  (0.81)%    6.32%    7.33%    3.52%    7.68%  (1.22)%
                         =======  =======  =======  =======  =======  =======  =======
Ratios/supplemental
 data:
 Net assets, end of
  period (000s)......... $24,757  $46,452  $67,889  $57,579  $49,862  $34,792  $28,690
 Ratio of gross expense
  to average net
  assets **.............    0.69%    0.57%    0.57%    0.59%    0.61%    0.60%    0.77%
 Ratio of net expense to
  average net
  assets **.............    0.52%    0.50%    0.49%    0.45%    0.45%    0.50%    0.50%
 Ratio of net investment
  income to average net
  assets (1)**..........    4.51%    4.07%    4.00%    4.46%    4.57%    4.12%    3.17%
 Ratio of net investment
  income to average net
  assets **.............    4.68%    4.14%    4.08%    4.60%    4.73%    4.22%    3.44%
 Portfolio turnover
  rate **...............      63%      28%      36%      42%      23%     101%      39%

-------
The Funds commenced operations on the following dates:

(i) December 17, 1998
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year
(1) Excluding expense reductions

                       See notes to financial statements.

  Paydenfunds

Independent Auditors' Report

We have audited the accompanying statements of assets and liabilities of Payden & Rygel Investment Group (the "Funds"), including Global Short Bond Fund, Global Fixed Income Fund, Emerging Markets Bond Fund, Global Balanced Fund, European Growth & Income Fund, European Aggressive Growth Fund, World Target Twenty Fund, Growth & Income Fund, Market Return Fund, U.S. Growth Leaders Fund, Small Cap Leaders Fund, Bunker Hill Money Market Fund, Limited Maturity Fund, Short Bond Fund, U.S. Government Fund, GNMA Fund, Investment Quality Bond Fund, Total Return Fund, High Income Fund, Short Duration Tax Exempt Fund, Tax Exempt Bond Fund and California Municipal Income Fund, including the schedules of portfolio investments, as of October 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. In addition, we have audited the statements of cash flows for the year ended October 31, 2000 for the GNMA Fund, Investment Quality Bond Fund and Total Return Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Funds' custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the respective periods stated above, including the statements of cash flows for the Funds indicated above, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7, on November 16, 2000, the Board of Trustees approved the closing of the European Growth & Income Fund, which is anticipated to occur on December 22, 2000.

Deloitte & Touche LLP
Chicago, Illinois
December 8, 2000



                                                               Annual Report

Trustees and Officers

Trustees

Joan A. Payden, Chairman and Chief Executive Officer
  President and CEO, Payden & Rygel

W.D. Hilton, Jr.
  CEO, Trust Services, Inc.

J. Clayburn La Force
  University of California, Los Angeles
  Dean Emeritus, The John E. Anderson Graduate
     School of Management

Gerald S. Levey, M.D.
  University of California, Los Angeles
     Provost, Medical Sciences and Dean, UCLA School of Medicine

Thomas V. McKernan, Jr.
  President and Chief Executive Officer
     Automobile Club of Southern California

Christopher N. Orndorff
  Managing Principal, Payden & Rygel

Dennis C. Poulsen
  Chairman of the Board, Rose Hills Company

Stender E. Sweeney
  Private Investor

Mary Beth Syal
  Managing Principal, Payden & Rygel

Officers

Gregory P. Brown, President and Chief Operating Officer
Yot Chattrabhuti, Vice President
Bradley F. Hersh, Vice President and Treasurer
David L. Wagner, Vice President
Edward S. Garlock, Secretary

  Paydenfunds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden & Rygel Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

     The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

                               GLOBAL BOND FUNDS
                            Global Short Bond Fund
                           Global Fixed Income Fund
                          Emerging Markets Bond Fund

                              GLOBAL STOCK FUNDS
                             Global Balanced Fund
                         European Growth & Income Fund
                        European Aggressive Growth Fund
                           World Target Twenty Fund

                             DOMESTIC STOCK FUNDS
                             Growth & Income Fund
                              Market Return Fund
                           U.S. Growth Leaders Fund
                            Small Cap Leaders Fund

                             DOMESTIC STOCK FUNDS
                         Bunker Hill Money Market Fund
                             Limited Maturity Fund
                                Short Bond Fund
                             U.S. Government Fund
                                   GNMA Fund
                         Investment Quality Bond Fund
                               Total Return Fund
                               High Income Fund

                             TAX EXEMPT BOND FUNDS
                        Short Duration Tax Exempt Fund
                             Tax Exempt Bond Fund
                       California Municipal Income Fund



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